Registration No. 2-74667
                                                      Registration No.811-03301
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

         Pre-Effective Amendment No.


         Post-Effective Amendment No.  41                                  [X]

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]

         Amendment No.  43                                                 [X]

                        (Check appropriate box or boxes)
                        --------------------------------

                            SEPARATE ACCOUNT NO. 301
                                       of
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                           --------------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)
             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)

      Depositor's Telephone Number, including Area Code: 1-(800) 248-2138

                           --------------------------

                                   DODIE KENT
                  VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL

                      AXA Equitable Life Insurance Company
              1290 Avenue of the Americas, New York, New York 10104
                   (Names and Addresses of Agents for Service)

           ---------------------------------------------------------

                  Please send copies of all communications to:
                          CHRISTOPHER E. PALMER, ESQ.
                              Goodwin Procter LLP
                         901 New York Avenue, Northwest
                             Washington, D.C. 20001

                  --------------------------------------------

         Approximate Date of Proposed Public Offering: Continuous

         It is proposed that this filing will become effective (check appropriate box):

[ ]      Immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]      On May 1, 2007 pursuant to paragraph (b) of Rule 485.

[ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

         Units of interest in separate account under variable annuity contracts.

                         -----------------------------

AXA Equitable's 300+ Series
Certificates under Group Annuity Contracts



PROSPECTUS DATED MAY 1, 2007



--------------------------------------------------------------------------------

This prospectus contains important information that you should know before purchasing, or taking any other action under a Certificate. Also, at the end of this prospectus you will find attached the prospectuses for the Trusts, which contain important information about the Funds. Please read and keep these prospectuses for future reference.


WHAT IS AXA EQUITABLE'S 300+ SERIES?


AXA Equitable's 300+ Series Certificates are group annuity contracts(1) issued by AXA Equitable Life Insurance Company ("AXA Equitable"). They provide a means for the accumulation of retirement savings and for income. You invest to accumulate on a tax-deferred basis in one or more of our variable investment funds ("Funds") or guaranteed rate accounts ("GRAs"), the "investment options" in AXA Equitable's 300+ Series.



--------------------------------------------------------------------------------
 Investment options
--------------------------------------------------------------------------------
 Asset Allocation
--------------------------------------------------------------------------------
o AXA Moderate Allocation Fund(2)
--------------------------------------------------------------------------------
 Cash Equivalents
--------------------------------------------------------------------------------
o EQ/Money Market Fund
--------------------------------------------------------------------------------
 High Yield
--------------------------------------------------------------------------------
o Multimanager High Yield Fund*
--------------------------------------------------------------------------------
 International Stocks
--------------------------------------------------------------------------------
o EQ/AllianceBernstein International   o EQ/BlackRock International Value
  Fund                                   Fund*
--------------------------------------------------------------------------------
 Investment Grade Bonds
--------------------------------------------------------------------------------
o Guaranteed Rate Accounts             o EQ/AllianceBernstein Intermediate
                                         Government Securities Fund
--------------------------------------------------------------------------------
 Large Cap Blend
--------------------------------------------------------------------------------
o EQ/AllianceBernstein Common Stock    o EQ/Capital Guardian U.S. Equity Fund++
  Fund                                 o EQ/Equity 500 Index Fund
--------------------------------------------------------------------------------
 Large Cap Growth
--------------------------------------------------------------------------------
o EQ/MFS Emerging Growth Companies     o Multimanager Aggressive Equity Fund*
  Fund+
--------------------------------------------------------------------------------
 Large Cap Value
--------------------------------------------------------------------------------
o EQ/AllianceBernstein Growth and
  Income Fund++
--------------------------------------------------------------------------------
 Small Cap Value
--------------------------------------------------------------------------------
o EQ/Small Cap Value Fund+
--------------------------------------------------------------------------------
 Specialty
--------------------------------------------------------------------------------
o Multimanager Technology Fund*
--------------------------------------------------------------------------------

(1)  In certain states the 300+ Series contracts are individual contracts.

(2)  This investment option may be referred to as an "AXA Allocation
     Portfolio".

* This is the investment option's new name effective on or about May 29, 2007, subject to regulatory approval. Please see "Portfolios of the Trusts" in "Certificate features" later in this Prospectus for the investment option's former name.

+ This investment option's name, investment objective and sub-adviser will change on or about May 29, 2007, subject to regulatory approval. See the supplement included with this Prospectus for more information.

++ Please see the supplement included with this Prospectus regaridng the planned merger of this investment option.


You may allocate amounts to any of the Funds. They, in turn, invest in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a Fund will depend on the investment experience of the related Portfolio and timing of transactions such as contributions and transfers. Each Fund is a subaccount of our Separate Account No. 301.


GUARANTEED RATE ACCOUNTS. You may allocate amounts to the GRAs which offer guarantees of principal, as well as interest at rates we set.


TYPES OF CONTRACTS. We offer the Certificates for use as:

o Regular IRAs or Roth IRAs

o Tax Sheltered Annuities ("TSAs")

o Simplified Employee Pensions ("SEP")

o Savings Incentive Match Plans for Employees ("SIMPLE")


A registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). A Statement of Additional Information ("SAI") dated May 1, 2007, which is part of the registration statement, is available free of charge upon request by writing to us or calling 1-800-248-2138, our toll-free number (1-800-248-2138-0 in France, Italy, Korea,
Israel, Switzerland, and the United Kingdom). The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus. The SAI is available free of charge. You may request one by writing to our Processing Office at AXA Equitable 300+ Series, P.O. Box 13871, Newark, New Jersey 07188-0014 or calling 1-800-248-2138.



The SEC has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The Certificates are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                                     x01583/300+

Copyright 2007 AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. All rights reserved.

Contents of this prospectus
--------------------------------------------------------------------


--------------------------------------------------------------------------------
AXA EQUITABLE'S 300+ SERIES
--------------------------------------------------------------------------------
Index of key words and phrases                                               4
AXA Equitable's 300+ Series Certificates at a glance --
     key features                                                            5
How to reach us                                                              6

--------------------------------------------------------------------------------
FEE TABLE                                                                    7
--------------------------------------------------------------------------------
Examples                                                                     9

Condensed financial information                                              9


--------------------------------------------------------------------------------
1. CERTIFICATE FEATURES                                                     10
--------------------------------------------------------------------------------
How do I purchase and contribute to my Certificate?                         10
Owner and annuitant requirements                                            11
How do I make my contributions?                                             11
What are my investment options within the Certificate?                      11
Portfolios of the Trusts                                                    12
Guaranteed Rate Accounts                                                    13
Allocating your contributions                                               13
Your right to cancel within a certain number of days                        14


--------------------------------------------------------------------------------
2. DETERMINING YOUR CERTIFICATE'S VALUE                                     15
--------------------------------------------------------------------------------
Your account balance in the Funds                                           15
Your account balance in the GRAs                                            15



--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                         16
--------------------------------------------------------------------------------
Disruptive transfer activity                                                16


--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     18
--------------------------------------------------------------------------------
Withdrawing your account balance                                            18
Choosing your retirement payout options                                     18

----------------------
"We," "our" and "us" refers to AXA Equitable.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the Certificate owner who we may also refer to as the "participant."



2  Contents of this prospectus

--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     20
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                          20
Charges that the Trusts deduct                                              20
Certain expense limitations                                                 20


--------------------------------------------------------------------------------
6. PAYMENT OF DEATH AND DISABILITY BENEFIT                                  22
--------------------------------------------------------------------------------
Your beneficiary and payment of death benefit                               22
When the participant dies before distributions begin                        22
Beneficiary continuation option                                             22
When the participant dies after the retirement date                         22
Disability payment                                                          22


--------------------------------------------------------------------------------
7. TAX INFORMATION                                                          23
--------------------------------------------------------------------------------
Tax changes                                                                 23
Buying a contract to fund a retirement arrangement                          23
Tax-Sheltered Annuity arrangements (TSAs)                                   23
Individual Retirement Annuities (Regular and Roth IRAs)                     23
IRAs under Simplified Employee Pension Plans
     (SEPs and SIMPLEs)                                                     24


--------------------------------------------------------------------------------
8. MORE INFORMATION                                                         25
--------------------------------------------------------------------------------
About AXA Equitable                                                         25
About Separate Account No. 301                                              25
About the Trusts                                                            25
About the general account                                                   26
Dates and prices at which Certificate events occur                          26
About your voting rights                                                    26
About the group annuity contracts                                           26
IRS disqualification                                                        27
About legal proceedings                                                     27
Financial Statements                                                        27
Transfers of ownership, collateral assignments, loans,
     and borrowing                                                          27
Distribution of the Certificates                                            27
Reports and additional information                                          27


--------------------------------------------------------------------------------
APPENDIX
--------------------------------------------------------------------------------
I -- Condensed financial information                                       A-1


--------------------------------------------------------------------------------
TABLE OF CONTENTS OF
     STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                  Contents of this prospectus  3

AXA Equitable's 300+ Series

--------------------------------------------------------------------------------

INDEX OF KEY WORDS AND PHRASES

This index should help you locate more information on the terms used in this prospectus.



                                    Page
   Accessing Your Money               18
   account balance                    15
   AIMS                               13
   annuitant                          11
   Annuity Payout Options             18
   beneficiary                        22
   Beneficiary continuation option    22
   Business Day                       26
   cash value                         15
   Charges and Expenses               20
   contributions                      11
   Death Benefit                      22
   Disruptive transfer activity       16
   Guaranteed Rate Accounts           13
   Investment Options                 11
   Key Features                        5
   Market timing                      16
   Payout Options                     18
   Portfolio                       cover
   Processing Office                   6
   Regular IRA                        10
   Retirement Payout Options          18
   Right to Cancel                    14
   Roth IRA                           10
   SAI                             cover
   SEP                                10
   SIMPLE                             11
   Tax Information                    23
   Transferring Your Money            16
   Trusts                          cover
   TSA                                10
   Unit                               15
   Variable Investment Funds          11
   Voting Rights                      26



To make this prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract.


4 AXA Equitable's 300+ Series

AXA Equitable's 300+ Series

--------------------------------------------------------------------------------

AXA EQUITABLE'S 300+ SERIES CERTIFICATES AT A GLANCE -- KEY FEATURES


PROFESSIONAL INVESTMENT MANAGEMENT

AXA Equitable's 300+ Series Funds invest in different Portfolios managed by professional investment advisers.


GUARANTEED RATE ACCOUNTS

o New GRAs with one and three-year guarantee periods offered quarterly.

o Principal guaranteed; interest guaranteed when GRA is held to maturity of guarantee period.


TAX ADVANTAGES OF PLAN

o On contributions

  Pre-tax contributions except for certain IRAs and for Roth IRAs.

o On earnings inside the Certificate

  No tax on any dividends, interest or capital gains until you make withdrawals or receive distributions.

o On transfers inside the Certificate

  No tax on transfers among investment options.

o On payout

  Tax-favored payout alternatives.

Because you are purchasing an annuity contract as an Individual Retirement Annuity ("IRA"), or to fund a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities with any other investment that you may use in connection with your retirement plan or arrangement. (For more information, see "Tax information", later in this prospectus and in the SAI).


MINIMUM CONTRIBUTION AMOUNTS

o AXA Equitable has no minimum (If you are contributing through an employer, the employer may have a minimum).


ACCESS TO YOUR MONEY

o Lump sum withdrawals (You may be subject to a withdrawal charge for certain withdrawals or transfers from the GRAs. You may also incur income tax and a penalty tax on any withdrawal.)


PAYOUT ALTERNATIVES

o Fixed annuity payout benefit

o Periodic distribution option

o Single sum payment

o Other annuity or optional retirement benefits we may offer


ADDITIONAL FEATURES

o Transfers among the Funds

o Transfers from the GRAs, subject to special rules

o Toll-free telephone access to information regarding your account and use of the Account Investment Management system for transfers


FEES AND CHARGES

o Participant service charge assessed quarterly for certain administrative services. Maximum of $30 per year.

o Administrative charge, for expenses not covered by the participant service charge, assessed daily against assets of the Funds at an annual rate of 0.25%.

o Other expenses charged directly to the Funds for operating expenses.

o 7% charge, not to exceed interest earned, on amounts withdrawn or transferred from GRAs. There are exceptions to withdrawal charge and it is not applicable in all states.


o Annual expenses of the Trusts' Portfolios are calculated as a percentage of net assets in each Portfolio. These expenses include management fees ranging from 0.10% to 1.20% annually, other expenses and, for certain portfolios, 12b-1 fees of 0.25% annually.


o Annual expenses of the Trust portfolios are calculated as a percentage of the average daily net assets invested in each portfolio. Please see "Fee
  Table" later in this Prospectus for details.

o One-time enrollment fee of $25 for each employee Certificate owner participating in a SEP or SIMPLE; payable by the employee or the employer.


o Annuitization fee of up to $350 if a participant elects an annuity option at retirement. A higher fee may apply when an optional annuity benefit, other than the normal form of annuity, is elected.

The above is not a complete description of all material provisions of the Certificates. For more detailed information we urge you to read the contents of this prospectus, as well as your Certificate. Please feel free to speak with us if you have any questions.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. Please feel free to speak with your financial professional, or call us, if you have any questions. If for any


                                                  AXA Equitable's 300+ Series  5
reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days. Please see "Your right to cancel within a certain number of days" later in this Prospectus for additional information.


HOW TO REACH US


You may communicate with our Processing Office as listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.



--------------------------------------------------------------------------------
 FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

AXA Equitable 300+ Series
P.O. Box 13871
Newark, New Jersey 07188-0014


--------------------------------------------------------------------------------
 FOR ALL OTHER COMMUNICATIONS (E.G., WITHDRAWALS, OR
 REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------

AXA Equitable 300+ Series
P.O. Box 2468 G.P.O.
New York, New York 10116


--------------------------------------------------------------------------------
 TOLL-FREE TELEPHONE SERVICE:
--------------------------------------------------------------------------------

You may also use our AIM System to reach us toll-free at 1-800-248-2138 or 1-800-248-2138-0 from France, Italy, Republic of Korea, Switzerland, and the United Kingdom for a recording of:

o Daily unit values for the Funds.

o Guaranteed rates applicable to the GRAs.

o Performance results for each Fund.

You may also use our toll-free number to change allocation instructions, make telephone transfers among the investment options, or, during our regular business hours, to speak with one of our customer service representatives.

We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.

You should send all contributions, notices, and requests to our Processing Office at the address above.


--------------------------------------------------------------------------------
 BY E-MAIL
--------------------------------------------------------------------------------

Go to www.axa-equitable.com, click on "Contact Us," and then click on "300 +
IRA."


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the Certificate owner. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

No person is authorized by AXA Equitable Life Insurance Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written material issued by AXA Equitable. You should not rely on any other information or representation.


6  AXA Equitable's 300+ Series

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.


The first table describes fees and expenses that you will pay at the time of your initial contribution, if you take withdrawals or make transfers from the GRAs or if you purchase an annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.



------------------------------------------------------------------------------------------------------
Charges we may deduct from your initial contribution
------------------------------------------------------------------------------------------------------
SEP and SIMPLE enrollment fee(1)                      $25


------------------------------------------------------------------------------------------------------
Charges we deduct from your account balance at the time you request certain transactions
------------------------------------------------------------------------------------------------------
Maximum charge for withdrawals or transfers from the GRAs(2)   7.00%
------------------------------------------------------------------------------------------------------
Charge if you purchase an annuity payout option                $350

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.



------------------------------------------------------------------------------------------------------
Charges we deduct from your Funds expressed as an
annual percentage of daily net assets
------------------------------------------------------------------------------------------------------
Administrative charge                    0.25%
------------------------------------------------------------------------------------------------------
Maximum Fund related other expenses(3)   0.64%



------------------------------------------------------------------------------------------------------
 Charges we deduct from your account balance at the end of each calendar quarter
------------------------------------------------------------------------------------------------------
Maximum participant service charge(4)                                            $30


A proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any Fund of the Trusts to which monies are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2006 charged by any of the Portfolios that apply periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related Fund. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.



------------------------------------------------------------------------------------------------------
 Portfolio operating expenses expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2006 (expenses that are deducted     Lowest     Highest
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or  ------     -------
other expenses                                                                     0.47%      1.68%
------------------------------------------------------------------------------------------------------



This table shows the fees and expense for 2006 as an annual percentage of each Portfolio's daily average net assets.



-----------------------------------------------------------------------------------------------------------------------------
                                                   Fund Related Expenses
-----------------------------------------------------------------------------------------------------------------------------
                                             Administrative    Other
                Portfolio Name                  Charge       Expenses     Total
-----------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust:
-----------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation(5) (7)                0.25%            0.27%      0.52%
Multimanager Aggressive Equity(6)*            0.25%            0.20%      0.45%
Multimanager High Yield(6)*                   0.25%            0.00%      0.25%
Multimanager Technology *                     0.25%            0.00%      0.25%
-----------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
-----------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock(7)          0.25%            0.36%      0.61%
EQ/AllianceBernstein Growth and Income++      0.25%            0.41%      0.66%
EQ/AllianceBernstein Intermediate
 Government Securities(7)                     0.25%            0.64%      0.89%
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                        Trust Related Expenses
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     Total          Fee
                                                                                 Acquired Fund      Annual        Waivers
                                                                                   Fees and        Expenses       and/or
                                             Manage-                               Expenses         (Before       Expense
                                              ment       12b-1       Other        (Underlying       Expense     Reimburse-
                Portfolio Name               Fees(9)   Fees(10)  Expenses(11)   Portfolios)(5)   Limitations)    ments(12)
-----------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust:
-----------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation(5) (7)             0.10%      --         0.17%          0.78%            1.05%          (0.17)%
Multimanager Aggressive Equity(6)*         0.61%      --         0.19%            --             0.80%             --
Multimanager High Yield(6)*                0.58%      --         0.18%            --             0.76%             --
Multimanager Technology *                  1.20%      0.25%      0.23%            --             1.68%           0.00%
-----------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
-----------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock(7)       0.47%      --         0.13%            --             0.60%             --
EQ/AllianceBernstein Growth and Income++   0.56%      --         0.12%            --             0.68%             --
EQ/AllianceBernstein Intermediate
 Government Securities(7)                  0.50%      --         0.14%            --             0.64%             --
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                         Trust Related
                                            Expenses
-----------------------------------------------------------------------------------------------------------------------------
                                               Net
                                              Total
                                             Annual
                                            Expenses
                                             (After
                                             Expense        Total
                Portfolio Name            Limitations)    Expenses
-----------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
-----------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation(5) (7)             0.88%          1.57%
Multimanager Aggressive Equity(6)*         0.80%          1.25%
Multimanager High Yield(6)*                0.76%          1.01%
Multimanager Technology *                  1.68%          1.93%
-----------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
-----------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock(7)       0.60%          1.21%
EQ/AllianceBernstein Growth and Income++   0.68%          1.34%
EQ/AllianceBernstein Intermediate
 Government Securities(7)                  0.64%          1.53%
-----------------------------------------------------------------------------------------------------------------------------


                                                                     Fee table 7

-----------------------------------------------------------------------------------------------------------------------------
                                                Fund Related Expenses
-----------------------------------------------------------------------------------------------------------------------------
                                          Administrative    Other
              Portfolio Name                 Charge       Expenses     Total
-----------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
-------------------------------------------------------------------------------
EQ/AllianceBernstein International(6)   0.25%            0.40%      0.65%
EQ/BlackRock International Value*       0.25%            0.20%      0.45%
EQ/Capital Guardian U.S. Equity++       0.25%            0.00%      0.25%
EQ/Equity 500 Index                     0.25%            0.19%      0.44%
EQ/MFS Emerging Growth Companies+       0.25%            0.18%      0.43%
EQ/Money Market(8)                      0.25%            0.34%      0.59%
EQ/Small Cap Value+                     0.25%            0.19%      0.44%



-----------------------------------------------------------------------------------------------------------------------------
                                                                     Trust Related Expenses
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   Total           Fee
                                                                               Acquired Fund      Annual        Waivers
                                                                                 Fees and        Expenses       and/or
                                          Manage-                                Expenses         (Before       Expense
                                           ment       12b-1      Other        (Underlying       Expense      Reimburse-
              Portfolio Name              Fees(9)   Fees(10)  Expenses(11)   Portfolios)(5)   Limitations)    ments(12)
-----------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
-----------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein International(6)   0.71%      --         0.20%          --               0.91%          (0.06)%
EQ/BlackRock International Value*       0.82%      0.25%      0.21%          --               1.28%          (0.03)%
EQ/Capital Guardian U.S. Equity++       0.64%      0.25%      0.14%          --               1.03%          (0.08)%
EQ/Equity 500 Index                     0.25%      0.25%      0.13%          --               0.63%             --
EQ/MFS Emerging Growth Companies+       0.65%      0.25%      0.15%          --               1.05%             --
EQ/Money Market(8)                      0.33%      --         0.14%          --               0.47%             --
EQ/Small Cap Value+                     0.73%      0.25%      0.15%          --               1.13%          (0.03)%
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                        Trust Related
                                           Expenses
-----------------------------------------------------------------------------------------------------------------------------

                                               Net
                                             Total
                                            Annual
                                           Expenses
                                            (After
                                            Expense      Total
              Portfolio Name             Limitations)  Expenses
-----------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
-----------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein International(6)   0.85%          1.56%
EQ/BlackRock International Value*       1.25%          1.73%
EQ/Capital Guardian U.S. Equity++       0.95%          1.28%
EQ/Equity 500 Index                     0.63%          1.07%
EQ/MFS Emerging Growth Companies+       1.05%          1.48%
EQ/Money Market(8)                      0.47%          1.06%
EQ/Small Cap Value+                     1.10%          1.57%
-----------------------------------------------------------------------------------------------------------------------------



* This is the investment option's new name effective on or about May 29, 2007, subject to regulatory approval. Please see "Portfolios of the Trusts" in "Certificate features" later in this Prospectus for the investment option's former name.

+ This investment option's name, investment objective and sub-adviser will change on or about May 29, 2007, subject to regulatory approval. See the supplement included with this Prospectus for more information.

++ Please see the supplement included with this Prospectus regarding the planned merger of this Portfolio.

(1) We charge a one time non-refundable enrollment fee of $25 for each participant in a SEP or SIMPLE IRA. Unless otherwise paid by your employer, we collect this fee from your initial contribution.

(2) We generally, where applicable, impose a charge on withdrawals or transfers before the maturity of a GRA guarantee period. The charge is 7% of the amount withdrawn or trans ferred, or, if less, the accumulated interest. No withdrawal or transfer charge applies to amounts in the Funds.

(3) These expenses vary by Fund and will fluctuate from year to year based on actual expenses. See the table that provides the expenses for each Fund later in this section.

(4) This charge is to reimburse us for certain administrative charges. For SEP and SIMPLE IRA, the charge is up to $15 per year. For regular IRA, Roth IRA and TSA Certificates, the charge is up to $30 per year. See "Participant service charge" in "Charges and expenses" later in this prospectus for more information.

(5) The AXA Moderate Allocation variable investment option invests in a corresponding portfolio of AXA Premier VIP Trust. The AXA Moderate Allocation portfolio in turn invests in shares of other portfolios of EQ Advisors Trust and AXA Premier VIP Trust and/or shares of unaffiliated portfolios (the "underlying portfolios"). Amounts shown reflect the AXA Moderate Allocation portfolio's pro rata share of the fees and expenses of the various underlying portfolios in which it invests. The fees and expenses have been estimated based on the respective weighted investment allocations as of 12/31/06. A "--" indicates that the listed portfolio does not invest in underlying portfolios, i.e., it is not an allocation portfolio.

(6) AXA Equitable currently reimburses these Funds on a discretionary basis for their aggregate expenses in excess of 1.5% of the value of their respective average daily net assets. See "Certain expense limitations" later in this prospectus.

(7) AXA Equitable will reimburse these Funds for certain expenses to the extent they exceed 1.5% in any calendar year of the Fund's average daily net assets. See "Certain expense limitations" later in this prospectus.

(8) AXA Equitable will reimburse the EQ/Money Market Fund for certain expenses to the extent they exceed 1.0% in any calendar year of the Fund's average daily net assets. See "Certain expense limitations" later in this prospectus.

(9) The management fees and administrative fees for each portfolio cannot be increased without a vote of each Portfolio's shareholders. The annual amount of management fees applicable to the EQ/Money Market Portfolio and EQ/AllianceBernstein Intermediate Government Securities Portfolio is limited to 0.35% of the value of the Portfolios' average daily net assets. This resulted in 0.15% reimbursement by AXA Equitable of management fees for the EQ/AllianceBernstein Intermediate Government Securities Fund. This limitation is a Certificate right for participants who enrolled prior to May 1, 1987 and cannot be changed without their prior consent. AXA Equitable has voluntarily agreed to impose this limitation for participants who enrolled after May 1, 1997 and reserves the right to discontinue the limitation at any time. See "Charges and expenses--Certain expense limitations" later in this prospectus.

(10) Applicable Portfolio shares are subject to fees imposed under the distribution plan (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. For the Portfolios of the AXA Premier VIP Trust and the EQ Advisors Trust, the 12b-1 fees will not be increased for the life of the contracts. A "--" indicates that there is no Rule 12b-1 Plan in place for the portfolio shown.

(11) Other expenses shown are those incurred in 2006. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (12) for any expense limitation agreement information and "Certain Expense Limitations" under "Charges and expenses" later in this prospectus.

(12) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each Portfolio. A "--" indicates that there is no expense limitation in effect, and "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the manager of the AXA Premier VIP Trust and the EQ Advisors Trust, has entered into expense limitation agreements with respect to certain portfolios, which are effective through April 30, 2008. Under these Agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the Portfolio invests and extraordinary expenses) to not more than specified amounts. Each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. See the prospectus for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable portfolio's expenses. If the above table reflected both the expense limitation arrangements, plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:

--------------------------------------------------------------------------------
Portfolio Name
--------------------------------------------------------------------------------
   Multimanager Aggressive Equity      0.78%
--------------------------------------------------------------------------------
   Multimanager Technology             1.64%
--------------------------------------------------------------------------------
   EQ/AllianceBernstein Common Stock   0.58%
--------------------------------------------------------------------------------


8 Fee table

--------------------------------------------------------------------------------
Portfolio Name
--------------------------------------------------------------------------------
   EQ/AllianceBernstein Growth and Income   0.67%
--------------------------------------------------------------------------------
   EQ/Capital Guardian U.S. Equity          0.94%
--------------------------------------------------------------------------------
   EQ/MFS Emerging Growth Companies         1.03%
--------------------------------------------------------------------------------
   EQ/Small Cap Value                       1.02%
--------------------------------------------------------------------------------


EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses.

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated and assumes the maximum charges applicable under the contract and that no amounts are allocated to the GRAs. Since there are no surrender charges in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.

The guaranteed rate accounts are not covered by the examples. However, the ongoing expenses do apply to the guaranteed rate accounts. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

The example assumes that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


------------------------------------------------------------------------------------------------------
                                                           If you do not surrender your contract at
                                                             the end of the applicable time period
------------------------------------------------------------------------------------------------------
                                                            1 Year    3 Years    5 Years    10 Years
------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                                      $207      $586      $  987      $2,098
Multimanager Aggressive Equity                               $167      $465      $  783      $1,671
Multimanager High Yield                                      $143      $391      $  655      $1,399
Multimanager Technology                                      $236      $674      $1,136      $2,404
------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                            $163      $453      $  762      $1,626
EQ/AllianceBernstein Growth and Income                       $176      $493      $  830      $1,771
EQ/AllianceBernstein Intermediate Government Securities      $196      $552      $  930      $1,980
EQ/AllianceBernstein International                           $199      $561      $  946      $2,012
EQ/BlackRock International Value                             $216      $613      $1,034      $2,194
EQ/Capital Guardian U.S. Equity                              $170      $475      $  799      $1,705
EQ/Equity 500 Index                                          $149      $409      $  687      $1,468
EQ/MFS Emerging Growth Companies                             $191      $537      $  904      $1,925
EQ/Money Market                                              $148      $406      $  682      $1,457
EQ/Small Cap Value                                           $200      $564      $  951      $2,023
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------
                                                                If you annuitize at the end of
                                                                  the applicable time period
------------------------------------------------------------------------------------------------------
                                                            1 Year    3 Years    5 Years    10 Years
------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
-----------------------------------------------------------------------------------------------------
AXA Moderate Allocation                                      $557     $  936     $1,337     $2,448
Multimanager Aggressive Equity                               $517     $  815     $1,133     $2,021
Multimanager High Yield                                      $493     $  741     $1,005     $1,749
Multimanager Technology                                      $586     $1,024     $1,486     $2,754
------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                            $513     $  803     $1,112     $1,976
EQ/AllianceBernstein Growth and Income                       $526     $  843     $1,180     $2,121
EQ/AllianceBernstein Intermediate Government Securities      $546     $  902     $1,280     $2,330
EQ/AllianceBernstein International                           $549     $  911     $1,296     $2,362
EQ/BlackRock International Value                             $566     $  963     $1,384     $2,544
EQ/Capital Guardian U.S. Equity                              $520     $  825     $1,149     $2,055
EQ/Equity 500 Index                                          $499     $  759     $1,037     $1,818
EQ/MFS Emerging Growth Companies                             $541     $  887     $1,254     $2,275
EQ/Money Market                                              $498     $  756     $1,032     $1,807
EQ/Small Cap Value                                           $550     $  914     $1,301     $2,373
------------------------------------------------------------------------------------------------------



* This is the investment option's new name effective on or about May 29, 2007, subject to regulatory approval. Please see "Portfolios of the Trusts" in "Certificate features" later in this Prospectus for the investment option's former name.

+ This investment option's name, investment objective and sub-adviser will change on or about May 29, 2007, subject to regulatory approval. See the supplement included with this Prospectus for more information.

++ Please see the supplement included with this Prospectus regarding the planned merger of this Portfolio.


CONDENSED FINANCIAL INFORMATION

Please see Appendix I, at the end of this prospectus, for the unit values, as of the dates shown, for each of the Funds.

                                                                     Fee table 9

1.  Certificate features

--------------------------------------------------------------------------------

HOW DO I PURCHASE AND CONTRIBUTE TO MY CERTIFICATE?

You or your employer may purchase and contribute to a Certificate by making payments to us. You may contribute under a Regular IRA, Roth IRA, SIMPLE IRA, or under a SEP. Your employer contributes under a SEP, TSA, or SIMPLE IRA. We have no minimum contribution amount. However, an employer may establish a minimum contribution amount for payroll deductions. The following table summarizes certain information regarding the Certificates and contributions.


------------------------------------------------------------------------------------------------------
Certificate Type                             Contribution Sources
------------------------------------------------------------------------------------------------------
Regular IRA                                  o "Regular" IRA contributions may not exceed
                                               $4,000 for 2007 and $5,000 for 2008.
-- typically pre-tax contributions           o Additional "catch-up" contributions.
-- distributions are taxable                 o Eligible rollover distributions from TSA
                                               contracts or other 403(b) arrangements,
                                               qualified plans, and governmental employer
                                               457(b) plans.
                                             o Rollovers of after-tax funds from Regular
                                               IRAs, 403(b) plans and qualified plans.
                                             o Rollovers from another traditional individual
                                               retirement arrangement.
                                             o Direct custodian-to-custodian transfers from
                                               other traditional individual retirement
                                               arrangements.
------------------------------------------------------------------------------------------------------
Roth IRA                                     o "Regular Roth" IRA contributions may not
-- after-tax contributions                     exceed $4,000 for 2007 and $5,000 for
-- distributions are tax-free                  2008.
   when conditions met                       o Additional "catch-up" contributions.
                                             o Conversion rollovers from a Regular IRA.
                                             o Rollovers from another Roth IRA.
                                             o Direct transfers from another Roth IRA.
                                             o Rollovers from a "designated Roth
                                               contribution account" under a 401(k) plan or
                                               403(b) arrangement.
------------------------------------------------------------------------------------------------------
TSA                                          o Employer-remitted "salary reduction" and/or
-- favorable tax treatment for employees       various types of employer contributions.
   of tax-exempt organizations and public    o Additional "catch-up" contributions.
   schools                                   o Subject to recipient plan approval, eligible
                                               rollover distributions from other 403(b) plans,
                                               qualified plans (may include after-tax funds),
                                               and of pre-tax funds from governmental
                                               employer 457(b) plans and Regular IRAs.
                                             o Direct transfers from another contract or
                                               arrangement complying with Code Section
                                               403(b) by means of IRS Revenue Ruling
                                               90-24.
------------------------------------------------------------------------------------------------------
SEP                                          o Employer contributions.
-- simplified employee pension plans         o Employee contributions permitted.
-- employer contributions to a Regular IRA
   issued to and owned by employee
------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------
Certificate Type                             Contribution Limitations
------------------------------------------------------------------------------------------------------
Regular IRA                                  o No regular IRA contributions in the calendar
                                               year you turn age 70-1/2 and thereafter.
-- typically pre-tax contributions           o Additional catch-up contributions of up to
-- distributions are taxable                   $1,000 can be made for the calendar year
                                               2007 and after where the owner is at least
                                               age 50 but under age 70-1/2 at any time
                                               during the calendar year for which the
                                               contribution is made.
                                             o Rollover or direct transfer contributions after
                                               age 70-1/2 must be net of required minimum
                                               distributions.
------------------------------------------------------------------------------------------------------
Roth IRA                                     o Additional catch-up contributions totaling up
-- after-tax contributions                     to $1,000 can be made for the calendar year
-- distributions are tax-free                  2007 and after where the owner is at least
   when conditions met                         age 50 at any time during the calendar year
                                               for which the contribution is made.
                                             o Conversion rollovers after age 70-1/2 must be
                                               net of required minimum distributions for the
                                               Regular IRA you are rolling over.
                                             o You cannot make a conversion rollover from
                                               a Regular IRA if your adjusted gross income
                                               is $100,000 or more.
------------------------------------------------------------------------------------------------------
TSA                                          o For 2007, the maximum amount of employer
-- favorable tax treatment for employees       and employee contributions is generally the
   of tax-exempt organizations and public      lesser of $45,000 or 100% of compensation;
   schools                                     with maximum employee salary reduction
                                               contribution of $15,500.
                                             o If your employer's plan permits, additional
                                               salary reduction catch-up contributions
                                               totaling up to $5,000 can be made where
                                               the annuitant is at least age 50 at any time
                                               during 2007.
                                             o Rollover or direct transfer contributions after
                                               age 70-1/2 must be net of required minimum
                                               distributions.
------------------------------------------------------------------------------------------------------
SEP                                          o For 2007, annual employer contributions up
-- simplified employee pension plans           to the lesser of $45,000 or 25% of employee
-- employer contributions to a Regular IRA     compensation.
   issued to and owned by employee
------------------------------------------------------------------------------------------------------


10 Certificate features

-------------------------------------------------------------------------------------------------------------------
 Certificate Type                            Contribution Sources
-------------------------------------------------------------------------------------------------------------------
SIMPLE IRA                                   o Employee salary reduction and employer
-- savings incentive match                     matching contributions or employer
   plan for employees                          non-elective contributions.
-- employer contributions to a Regular IRA
   issued to and owned by employee


-------------------------------------------------------------------------------------------------------------------
 Certificate Type                            Contributions Limitations
-------------------------------------------------------------------------------------------------------------------
SIMPLE IRA                                   o Salary reduction contributions of up to
-- savings incentive match                     $10,500 for 2007.
   plan for employees                        o Employer matching contributions up to 3% of
-- employer contributions to a Regular IRA     employee compensation; 2% non-elective
   issued to and owned by employee             contributions.
                                             o If your employer's plan permits, additional
                                               salary reduction catch-up contributions
                                               totalling up to $2,500 can be made where
                                               the owner is at least age 50 at any time
                                               during 2007.
-------------------------------------------------------------------------------------------------------------------

See "Tax information" later in this prospectus and in the SAI for a more detailed discussion of certain contribution and other limitations.

OWNER AND ANNUITANT REQUIREMENTS

The annuitant and the owner must be the same person.


HOW DO I MAKE MY CONTRIBUTIONS?

Contributions must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars and made payable to AXA Equitable. We do not accept third party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a payment if it is received in an unacceptable form.

We do not monitor whether contributions exceed limitations in the Internal Revenue Code. However, we reserve the right to refuse contributions that we believe to exceed those limitations.

You make contributions under a Regular IRA or Roth IRA Certificate by sending your payment directly to us. For TSA, SEP or SIMPLE IRA Certificates, your employer sends contributions to us on your behalf. Payroll deduction amounts will be automatically transferred to us for allocation to the investment options as you direct.

We invest your contributions on the date we receive them, provided they are accompanied by a properly completed instruction form. If the date of receipt is not a business day, or after the close of a business day, we invest your contributions on the next business day.

Initial contributions must be accompanied by an application and any other form we require to process the payments. We may retain your initial contribution for five business days while we attempt to obtain any information that is missing or unclear. If we cannot obtain the information we require within the five business days, our Processing Office will inform you or your employer of the circumstances and return the contribution unless you or your employer specifically consent to our retaining your contribution until we receive the required information.

Generally our "business day" is any day the New York Stock Exchange is open for trading and generally ends at 4 p.m. Eastern Time. A business day does not include a day we choose not to open due to emergency conditions. We may also close early due to emergency conditions.

DISCONTINUANCE AND RESUMPTION OF CONTRIBUTIONS


If contributions are discontinued your participation under a Certificate will remain in effect and contributions may be resumed at any time. However, under SEP and SIMPLE Certificates, contributions may not be resumed.


We also reserve the right to close a participant's account and pay any account balance if contributions are discontinued for at least three years from the date of the last contribution, and either (1) the account balance does not exceed $2,000 or (2) the annuity which the existing account balance would purchase at the participant's retirement date would be less than $20 per month based on the current annuity rates in effect under the Certificate.


WHAT ARE MY INVESTMENT OPTIONS WITHIN THE CERTIFICATE?

We allocate your contributions among the investment options available under the Certificates according to your instructions. Your investment options are the Funds and the GRAs.

VARIABLE INVESTMENT FUNDS


Your investment results in any one of the Funds will depend on the investment performance of the underlying Portfolios. You can lose your principal when investing in the Funds. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market Fund. Listed below are the currently available Portfolios, their investment objectives, and their advisers. You can choose among Funds that invest in corresponding Portfolios.



                                                        Certificate features  11

PORTFOLIOS OF THE TRUSTS

You should note that some Trust portfolios have objectives and strategies that are substantially similar to those of certain retail funds that are purchased directly rather than under a variable insurance product such as AXA Equitable's 300+ Series Certificates; they may even have the same manager(s) and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in fund cash flows; and specific strategies employed by the portfolio manager.


The AXA Allocation Portfolio(s) offer participants a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolio(s) by AXA Equitable. AXA Equitable may promote the benefits of such portfolios to participants and/or suggest, incidental to the sale of this contract, that participants consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolio(s) than certain other portfolios available to you under your contract. In addition, the AXA Allocation Portfolio(s) may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features including those optional benefits that restrict allocations to the AXA Allocation Portfolio(s). Please see "Allocating your contributions" in "Certificate features" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each portfolio.



------------------------------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust                                                                     Investment Manager
 Portfolio Name(*)                     Objective                                          (or Sub-Adviser(s), as applicable)
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION               Seeks long-term capital appreciation and            o AXA Equitable
                                      current income.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE EQUITY(1)     Long-term growth of capital.                        o AllianceBernstein L.P.
                                                                                          o ClearBridge Advisors, LLC
                                                                                          o Legg Mason Capital Management, Inc.
                                                                                          o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD(2)            High total return through a combination of          o Pacific Investment Management
                                      current income and capital appreciation.              Company LLC
                                                                                          o Post Advisory Group, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY(3)            Long-term growth of capital.                        o Firsthand Capital Management, Inc.
                                                                                          o RCM Capital Management LLC
                                                                                          o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust                                                                         Investment Manager
 Portfolio Name                        Objective                                          (or Sub-Adviser(s), as applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN COMMON STOCK     Seeks to achieve long-term growth of capital.       o AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN GROWTH AND       Seeks to provide a high total return.               o AllianceBernstein L.P.
INCOME++
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTERMEDIATE     Seeks to achieve high current income consistent     o AllianceBernstein L.P.
GOVERNMENT SECURITIES                 with relative stability of principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTERNATIONAL    Seeks to achieve long-term growth of capital.       o AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL VALUE(4)   Seeks to provide current income and long-term       o BlackRock Investment Management
                                      growth of income, accompanied by growth of            International Limited
                                      capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN U.S. EQUITY++     Seeks to achieve long-term growth of capital.       o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX                   Seeks a total return before expenses that           o AllianceBernstein L.P.
                                      approximates the total return performance of
                                      the S&P 500 Index, including reinvestment of
                                      dividends, at a risk level consistent with that of
                                      the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS EMERGING GROWTH COMPANIES+     Seeks to provide long-term capital growth.          o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------


12 Certificate features

------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET       Seeks to obtain a high level of current income,  o The Dreyfus Corporation preserve its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL CAP VALUE+   Seeks capital appreciation.                      o Lazard Asset Management, LLC
------------------------------------------------------------------------------------------------------------------------------------

(*) This portfolio information reflects the portfolio's name change effective on or about May 29, 2007, subject to regulatory approval. The chart below reflects the portfolio's name in effect, until on or about May 29, 2007. The number in the "FN" column corresponds with the number contained in the table above.

--------------------------------------------------------------------------------
   FN       Portfolio Name until May 29, 2007
--------------------------------------------------------------------------------
   (1)      AXA Premier VIP Aggressive Equity
--------------------------------------------------------------------------------
   (2)      AXA Premier VIP High Yield
--------------------------------------------------------------------------------
   (3)      AXA Premier VIP Technology
--------------------------------------------------------------------------------
   (4)      EQ/Mercury International Value
--------------------------------------------------------------------------------
+ This investment option's name, investment objective and sub-adviser will change on or about May 29, 2007, subject to regulatory approval. See the supplement included with this prospectus for more information.

++ Please see the supplement included with this Prospectus regarding the planned merger of this Portfolio.

You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing.


GUARANTEED RATE ACCOUNTS

You can allocate contributions to the GRAs that provide principal and interest guarantees. These amounts become part of our general account assets. We discuss our general account under "More information" later in this prospectus.

Currently, we offer GRAs with guarantee periods of one and three years. We may offer additional or different guarantee periods in the future.

New one-year and three-year guarantee periods are offered each calendar quarter. We announce a fixed interest rate for each guarantee period at least 10 days before the beginning of the quarter. Interest rates are set according to our procedures at the time. Thus, different interest rates may apply to different amounts in the GRAs. All interest rates are effective interest rates, reflecting daily compounding and the deduction of the participant service charge. The guaranteed annual rate of interest will never be less than 3%.

At the end of a guarantee period (the maturity date), unless you instruct us otherwise, we will automatically contribute the accumulated amount to a new guarantee period of similar duration. If we are offering no guarantee period of a similar duration, we will transfer the amount to the maturity period of the shortest duration we then offer.

You may allocate amounts in maturing guarantee periods to one or more other investment options by using the AIM System (see below). We must receive instructions before the maturity date. We will apply those instructions to all maturing guarantee periods until we receive other instructions.

The amount of your contributions to the GRAs is guaranteed by us (before deduction of any participant service charge). However, withdrawals and transfers out of a guarantee period before a maturity date, may be subject to a withdrawal charge. See "Charges and expenses" later in this prospectus. For further information regarding the GRAs, please see "The Guaranteed Rate Accounts" in the SAI.

ALLOCATING YOUR CONTRIBUTIONS

You may allocate your contributions to one or more, or all of the Funds or GRAs. Allocations must be in whole percentages, which you may change at any time in writing or by telephone using our voice response system. (See "Our Account Investment Management System ("AIMS") below.) Changes are effective on the date we receive all necessary information. Allocation changes have no effect on amounts already invested.


The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Account Executive is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.


OUR ACCOUNT INVESTMENT MANAGEMENT SYSTEM ("AIMS")

Participants may use AIMS to transfer between investment options, obtain account information, change the allocation of future contributions and maturing GRAs and hear investment performance information. To use AIMS, you must have a touch-tone telephone. We assign a personal security code ("PSC") number to you after we receive your completed enrollment form.

We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using AIMS. The procedures require personal identification information, including your PSC number, prior to acting on telephone instructions, and providing written confirmation of the transfers. Thus, we will not be liable for following telephone instructions we reasonably believe to be genuine.

A transfer request will be effective on the business day we receive the request if we receive it before the close of the business day. Otherwise the transfer request will be effective on the next business day. We will confirm all transfers in writing. We reserve the right to limit access to this service if we determine that you are engaged in a disruptive transfer activity such as "market timing." (See "Disruptive transfer activity" in "Transferring your money among investment options" later in this prospectus.)


                                                        Certificate features  13

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your Certificate, you may return it to us for a refund. To exercise this cancellation right, you must mail the Certificate directly to our Processing Office within 10 days after you receive it. In some states, this "free look" period may be longer.

Your refund will equal your contributions under the Certificate or, if greater, with respect to contributions allocated to the Funds, your account value, computed on the date we receive your Certificate.

We follow these same procedures if you change your mind before you receive your Certificate, but after you make a contribution. Please see "Tax information" later in this prospectus and in the SAI for possible consequences of canceling your Certificate.

If you fully convert an existing Regular IRA Certificate to a Roth IRA Certificate, you may cancel your Roth IRA Certificate and return to a Regular IRA Certificate by following the instructions in the request for full conversion form available from our Processing Office.


14  Certificate features

2. Determining your Certificate's value

--------------------------------------------------------------------------------

We credit the full amount of your contributions under your Certificate. At any time, the value of your Certificate is the "account balance" in the Funds and the GRAs to which you have allocated contributions. These amounts are subject to certain fees and charges that are reflected in your account balance, as applicable. See "Charges and expenses" later in this prospectus.

We refer to the amount of the account balance attributable to the GRAs as their "cash value." The cash value of a GRA guarantee period reflects a withdrawal charge where applicable, as described below.


YOUR ACCOUNT BALANCE IN THE FUNDS

Your contributions to one or more of the Funds are, in turn, invested in shares of a corresponding Portfolio. The value of your interest in each Fund is measured by "units" that are purchased with your contributions. Your units will increase or decrease in value as though you had invested in the corresponding Portfolio's shares directly. Your account balance, however, will decrease by the amount of the fees and charges that we deduct under the Certificate. Your account balance will also decrease by the dollar amount of any withdrawals that you make.

We determine the number of units of a Fund you purchase by dividing the amount of your contribution by the Fund's unit value for the business day on which we receive your contribution. On any day, the value of your interest in a Fund equals the number of units credited to your Certificate under that Fund, multiplied by the value for one unit. The number of your units in any Fund does not change unless you make additional contributions, make a withdrawal, or transfer amounts between investment options.


YOUR ACCOUNT BALANCE IN THE GRAS

Your account balance in the GRAs, represented by their cash value, is equal to your contributions and transfers to those options, plus accrued interest, less withdrawals and transfers out of the GRAs and charge deductions. The cash value of your GRAs will be less any withdrawal charge that applies on withdrawals, including transfers, from any of your GRA guarantee periods prior to maturity. Thus, if you withdrew an amount from a GRA period, before the maturity date, we would pay you the cash value. Please see "The Guaranteed Rate Accounts" in the SAI for more information.


                                        Determining your Certificate's value  15

3. Transferring your money among investment options

--------------------------------------------------------------------------------

At any time before the date annuity benefit payments begin, you can transfer some or all of your account balance among the investment options. Withdrawals or transfers from the GRAs before a maturity date are restricted and may be subject to a withdrawal charge. See "Charges and expenses" later in this prospectus. In addition, we reserve the right to restrict transfers among the Funds, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

You may request a transfer by telephone using AIMS. Transfer requests should specify:

o your Social Security number,

o the amounts or percentages to be transferred, and

o the investment options to and from which the amounts are to be transferred.

We will make transfers involving the Funds as of the business day we receive your transfer request and all necessary information if we receive your request before the close of the business day. Otherwise, we will make transfers involving the Funds on the next business day.

Transfers are permitted to and from the guarantee periods of the GRAs, but transfers may not be made from one guarantee period to another, nor during the "open period" in calendar quarters when new guarantee periods are offered for GRAs. In the case of trustee-to-trustee transfers during the open period, we will impose a withdrawal charge if applicable. Transfers from a GRA guarantee period, like withdrawals, may be subject to a withdrawal charge.


Please see "Allocating your contributions" in "Certificate features" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy and contract owners.

We offer investment options with underlying portfolios that are part of the AXA Premier VIP Trust and EQ Advisors Trust (the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a contract owner is identified as having engaged in a potentially disruptive transfer under the contract for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer


16 Transferring your money among investment options privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this prospectus, the trusts had implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the contract owner.


Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.



                            Transferring your money among investment options  17

4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT BALANCE
You can withdraw your account balance at any time before annuity benefits begin. Withdrawals from the GRAs will be withdrawals of cash value, giving effect to any withdrawal charge. No withdrawal charge applies to withdrawals from any of the Funds.

Partial withdrawals under a periodic distribution option are subject to certain restrictions that we describe below under "Choosing your retirement payout options." Distributions under TSA Certificates may also be subject to certain restrictions. For the tax consequences and restrictions relating to withdrawals, see "Tax information" later in this prospectus and in the SAI.

We will consider withdrawal requests that result in a total remaining account balance of less than $100 as a request to surrender your Certificate, unless you tell us otherwise.

Your request for a withdrawal should be in writing on our specified form. For a partial withdrawal, you must specify the investment options from which you want to take the withdrawal. Otherwise, we will withdraw from each investment option on a pro rata basis. If you request a full surrender, you must also send us your Certificate with the request. When we receive the information we require, the withdrawal or full surrender will become effective. If we receive only partial information, our Processing Office will contact you for complete instructions before processing your request.

SURRENDERING YOUR CERTIFICATE TO RECEIVE YOUR ACCOUNT BALANCE

You may surrender your Certificate to receive your account balance at any time before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request on our prescribed form at our Processing Office. We will determine your account balance on the date we receive the required information. All benefits under the Certificate will terminate as of that date.

You may receive your account balance in a single sum payment or apply all or part of it to one or both of the annuity payout options described under "Choosing your retirement payout options" below. For the tax consequences of surrenders, see "Tax information" later in this prospectus and in the SAI.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments upon a withdrawal or surrender within seven calendar days after the date we receive all necessary information and documents we require in the circumstances. We may postpone such payments or application of proceeds for any period during which:

(1) the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a Fund's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect persons remaining in the Funds.

CHOOSING YOUR RETIREMENT PAYOUT OPTIONS

When you are ready to receive retirement benefits you have a choice of several options:

o Single sum benefit payment.

o Periodic distribution option.

o Fixed full cash refund annuity.

o Other forms of annuities we may offer.

If you choose a single sum benefit payment, your account value in the Funds and cash value in the GRAs will be applied to provide the benefit. The cash value may reflect a withdrawal charge.

The same amounts will be applied to provide a periodic distribution option of at least three years or the fixed full cash refund annuity under the Certificate, or any other optional fixed annuity we may offer. However, if you elect a periodic distribution or annuity, no withdrawal charge will be imposed on amounts derived from the GRAs.


ANNUITY PAYOUT OPTIONS

Depending upon the terms of your Certificate, you can choose from among the following annuity payout options:

FULL CASH REFUND ANNUITY. This is the "normal form of annuity benefit." However, in certain states* the normal form of annuity benefit is a 10 year period certain. For further information see below. It provides a fixed annuity for the lifetime of the annuitant. The participant's beneficiary will receive a cash refund if, at the participant's death, the total annuity payments do not equal the amount that we applied to provide the annuity. This refund equals the difference between the amount applied to purchase the annuity and the annuity payments actually received.

Once fixed payments begin, the amount of each payment does not change. We determine the minimum amount from tables in the Certificate that show monthly payments for each $1,000 applied (after deduction of any applicable tax charges and the annuitization fee). If our group annuity rates for payment of proceeds or our rate for single premium immediate annuities then in effect produces a larger payment, we pay the larger benefit. We may change the amount of monthly payments shown in Certificates for new participants.

TEN-YEAR PERIOD CERTAIN ANNUITY. An annuity that guarantees payments for 10 years. The guarantee period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

----------------------

* FL, MA, MD, MN, MO, NC, PA, SD, TX, UT, WA


18  Accessing your money

PERIODIC DISTRIBUTION OPTION. An annuity option that pays out your entire account balance in monthly, quarterly, semi-annual or annual installment payments over a period of at least three years, as you or your beneficiary choose. The payout period may not generally exceed applicable life expectancy limitations, as described in "Tax information" in the SAI.

To calculate the amount of each payment, you specify a dollar amount or a time period. If a time period, we determine the amount of a payment by dividing the remaining account balances by the number of remaining payments. We make withdrawals pro rata from each investment option. Currently, we distribute periodic payments from the GRAs without withdrawal charges. We retain the right to suspend these distributions from the GRAs in the future.

We require an initial monthly payment of at least $50 under the periodic distribution option. After payments begin, you may continue to transfer amounts among the investment options, according to our rules. By written notice, you may make a partial withdrawal or elect to stop the periodic distribution payments and receive your remaining account balance in a single sum.

OTHER ANNUITIES OR OPTIONAL RETIREMENT BENEFITS. You may elect forms of fixed annuities, other than the normal form of annuity benefit, we offer, including joint and survivor annuities. Payments under life or joint life annuities that do not specify a minimum distribution period terminate with the death of the last surviving annuitant.

You may specify a minimum distribution period under which benefits continue to a beneficiary. You may not specify a minimum distribution period that is greater than your life expectancy or the life expectancy of the beneficiary. If the beneficiary is someone other than your spouse, payments to the surviving beneficiary are limited as the Final Treasury Regulations provide.

Once a life annuity takes effect, the annuitant may not redeem or change it to any other form of benefit. If payment under an annuity continues to a beneficiary, the beneficiary will have the right to redeem the annuity for its commuted value. An annuity payout is available only if the amount applied to pay the annuity is $2,000 or more and results in an initial payment of at least $20.

If you are participating under a TSA program and have not chosen a retirement benefit the normal form of annuity will be provided unless the TSA provides otherwise. Under certain TSAs you may be required to elect a joint and survivor annuity payout unless your spouse consents in writing to a different election.

You can choose the date annuity payments are to begin. This is your "retirement date." If you do not advise us of your retirement date, we will assume that it is the date you attain age 70-1/2. You can change your retirement date in writing, but the date must be the first day of a calendar month. Also, that date may not be later than the date applicable for the type of qualified plan in which you use the Certificate.

If you have not already selected a form of annuity payout, we will send you a form on which you may do so or confirm that the normal form of annuity is to be provided. We will send the form six months before your retirement date. Your account balance will remain invested until we receive your instructions. Once you have selected a payout option and payments have begun, you may make no further change.

The amount of the annuity payments will depend on:

o the amount applied to purchase the annuity,

o the type of payout option you choose, and,

o in the case of a life annuity, your age (or your and your joint annuitant's ages) and in certain instances, gender.


                                                        Accessing your money  19

5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the charges described below during the accumulation period, or if you elect either the fixed annuity option or the periodic distribution option. We will not increase these charges for the life of your Certificate, except as noted.

PARTICIPANT SERVICE CHARGE

On the last day of each calendar quarter, we charge your account balance to reimburse us for certain administration expenses under the Certificates, such as salaries and other overhead costs, travel, legal, actuarial and accounting costs. The charge is up to $15 per year for SEP and SIMPLE IRA Certificates, and up to $30 per year for Regular IRA, Roth IRA, and TSA Certificates. We deduct these charges from the amounts held in the Funds in accordance with our administrative procedures then in effect.

The participant service charge applicable to a Certificate depends on several factors. It will vary depending on:

o whether contributions are made by payroll deduction or direct contribution, and

o the number of participants contributing through the same payroll deduction facility or group, and the total contributions that we receive from an affiliated group, and the nature of the group purchasing the Certificates, and the extent to which an employer provides services that we would otherwise provide, and other circumstances that may have an impact on administrative expenses.

We reserve the right to change the participant service charge on advance written notice, or to impose the charge on a less or more frequent basis. In no case, will the charge exceed $30 per year.

ADMINISTRATION CHARGE

We impose a daily charge at the annual rate of 0.25% of the net assets of each Fund. The charge is to reimburse us for administration expenses not covered by the participant service charge. We reflect this charge in the computation of unit values for each Fund.

PROGRAM-RELATED OTHER EXPENSES

We also charge certain additional costs and expenses directly to the Funds. These include, among other things, certain expenses we incur in the operation of the Funds, taxes, interest, SEC charges, and certain related expenses including printing of registration statements and amendments, outside auditing and legal expenses and recordkeeping.

We reflect these expenses in the unit values for each Fund.

ANNUITY ADMINISTRATIVE CHARGE

If you elect the fixed annuity option under the Certificate, at retirement we will deduct up to $350 from the amount applied to purchase the annuity. This amount is designed to reimburse us for administrative expenses we incur in processing the application for the annuity and issuing each monthly payment. The specific amount of the charge will depend on your date of enrollment. We may give you a better annuity purchase rate than those currently guaranteed in the Certificates. In that case, the annuity administrative charge may be greater than $350, unless we otherwise provide in your Certificate.

SEP AND SIMPLE ENROLLMENT FEE

We charge a non-refundable fee of $25 upon the enrollment of each Participant in a SEP or SIMPLE IRA. We collect the fee from the employer, or we deduct it from the first contribution.

GUARANTEED RATE ACCOUNTS WITHDRAWAL CHARGE

We impose a charge (where applicable) on withdrawals or transfers before the maturity of a GRA guarantee period. The charge is 7% of the amount withdrawn or transferred during the guarantee period, or, if less, the accumulated interest. The charge, however, does not apply:

o  at maturity of the GRA guarantee period,

o  to withdrawals due to death or disability,

o  when the periodic distribution installment option is elected, or

o  when an annuity retirement option is elected.

However, the withdrawal charge applies to any other pre-maturity withdrawals at retirement.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us such as state premium taxes in your state. Generally, we deduct the charge from the amount applied to provide the annuity payout option. If the periodic distribution is elected we will deduct the charge from each payment when made. No charge is applied if you elect a single sum payment. The current tax charge varies by state and ranges from 0% to 1%.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct the following types of fees and expenses:


o  Investment management fees ranging from 0.10% to 1.20%.


o 12b-1 fees of 0.25% applicable to Class IB/B shares (see "More information" later in this prospectus).

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o  Investment-related expenses, such as brokerage commissions.

These expenses are reflected in the daily share price of each Portfolio. For more information about the calculation of these expenses, including applicable expense limitations, please refer to the prospectus of the Trust.


CERTAIN EXPENSE LIMITATIONS

We will reimburse the Funds named below for certain expenses they incur in any calendar year, as follows:


20  Charges and expenses

EQ/MONEY MARKET, EQ/ALLIANCEBERNSTEIN COMMON STOCK, EQ/ ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES AND AXA MODERATE ALLOCATION FUNDS


The types of expenses included are:

o Investment advisory fees and certain other expenses attributable to assets of the Funds invested in the corresponding Portfolio.

o  Administration expenses that the Funds bear directly.

The expenses subject to reimbursement do not include the following Portfolio expenses: interest, taxes, brokerage, and extraordinary expenses permitted by appropriate state regulatory authorities.

The annual expense limitations, above which we will reimburse the Funds, are:

o  1% of the EQ/Money Market Fund's average daily net assets.


o 1.5% of the EQ/AllianceBernstein Common Stock, EQ/Alliance-Bernstein Intermediate Government Securities and AXA Moderate Allocation Funds' respective average daily net assets.


We cannot change these expense limitations without the Participant's consent.


MULTIMANAGER HIGH YIELD*, MULTIMANAGER AGGRESSIVE EQUITY* AND
EQ/ALLIANCEBERNSTEIN INTERNATIONAL


We reimburse these Funds for their aggregate expenses in excess of 1.5% of the value of their respective average daily net assets. We may change this voluntary expense limitation at our discretion.


EQ/MONEY MARKET AND EQ/ALLIANCEBERNSTEIN INTERMEDIATE GOVERNMENT SECURITIES
FUNDS


If the amount of the management fees charged to these Portfolios exceeds 0.35% of its average daily net asset value, we will reimburse the corresponding Fund for such excess. This expense limitation is a contractual right for participants who enrolled before May 1, 1987, and cannot be changed without the consent of those participants. We have voluntarily agreed to put in place this expense limitation for participants who enrolled after May 1, 1987, and we reserve the right to discontinue this voluntary limitation at any time.


* This is the investment option's new name effective on or about May 29, 2007, sub ject to regulatory approval. Please see "Portfolios of the Trusts" in "Certificate features" earlier in this Prospectus for the investment option's former name.



                                                        Charges and expenses  21

6. Payment of death and disability benefit

--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF DEATH BENEFIT

You designate your beneficiary when you apply for your Certificate. You may change your designation by writing to our Processing Office. You may be limited as to the beneficiary you can designate in the TSA Certificate.


The death benefit is equal to your account balance. We determine the amount of the death benefit as of the date we receive satisfactory proof of death, any required instructions as to the method of payment and any other information we may require.



WHEN THE PARTICIPANT DIES BEFORE DISTRIBUTIONS BEGIN

If you die before distributions begin, we will pay the death benefit to your beneficiary.

If the designated beneficiary is your surviving spouse, the distribution of the account balance may begin at the earlier of (a) the date you would have attained age 70-1/2 or (b) the date the surviving spouse elects payment to commence. Depending on your election, we will pay the death benefit as a single sum, in periodic installments, as an annuity or as a combination of the three. If no death benefit election is in effect, the beneficiary may elect a single sum or an alternate form of benefit payment.


BENEFICIARY CONTINUATION OPTION


This feature permits a designated individual, on the Certificate owner's death, to maintain a Certificate in the deceased Certificate owner's name and receive distributions under the Certificate, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under Regular IRA, Roth IRA and SIMPLE IRA Certificates, subject to state availability. It is not available for TSA Certificates. Please contact our Processing Office for further information.


This feature must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will process the request.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For Regular IRA Certificates only, if you die before your Required Beginning Date for required minimum distributions as discussed in "Tax information" later in this prospectus, the beneficiary may choose the "5-year rule" instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA Certificates. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option:

o  The Certificate continues in your name for the benefit of your beneficiary.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.


o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.


o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.


o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges will apply.


o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the Certificate.


o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the Certificate in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.



WHEN THE PARTICIPANT DIES AFTER THE RETIREMENT DATE

If you die after distributions begin, the amount and payment mode of the distributions may continue to the beneficiary on the same basis as before your death, subject to minimum distribution rules.


DISABILITY PAYMENT

In the case of disability (refer to your Certificate for a definition of disability) before your retirement date, we will pay you the account balance. TSA plans may be subject to certain restrictions.


22  Payment of death and disability benefit

7. Tax information

--------------------------------------------------------------------------------

TAX CHANGES

United States federal income tax rules include the laws in the Internal Revenue Code (the "Code") and Treasury Department Regulations, and Internal Revenue Service interpretations of the Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect Certificates purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the Certificates. Moreover, the tax aspects that apply to a particular person's Certificate may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the Certificate, rights or values under the Certificate or payments under the Certificate, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.



BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs") and Code Section 403(b) Arrangements ("TSAs"), respectively: an individual retirement annuity or 403(b) TSA annuity contract such as this one, or an individual retirement account or 403(b)(7) custodial account. Similarly an employer-sponsored individual retirement arrangement such as a SEP IRA, SARSEP IRA or SIMPLE IRA can be purchased in annuity or custodial account form. How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as selection of investment funds and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Beginning in 2006, certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from individual retirement annuity contracts and annuity contracts funding 403(b) TSAs. Generally these provisions will not apply to 300+ Series certificates because of the nature of the benefits provided under the certificate.

Further discussion of tax aspects of TSA, Regular IRA, Roth IRA, SEP and SIMPLE IRA contributions, distributions and other matters is available in the SAI.


TAX-SHELTERED ANNUITY ARRANGEMENTS ("TSAS")


If you are an employee of a public educational institution or a tax-exempt organization described in Code Section 501(c)(3), your employer may purchase a TSA for you. Contributions to the TSA, whether they are made by your salary reduction or non-elective employer contributions, are typically not taxable to you at the time of deferral, subject to annual limitations. Beginning in 2006, if your employer's plan permits, you may designate some or all of your salary reduction contributions as "designated Roth contributions" which are made on an after-tax basis to the 403(b) arrangement. Subject to the terms of your employer's plan, you may be eligible to make contributions of funds rolled over from other eligible retirement plans, including TSAs, Regular IRAs, qualified plans and governmental employer 457(b) plans. The types of contributions and limits are discussed in the SAI. Annuity payments, withdrawals or surrenders of the TSA are generally taxable to you. Premature withdrawals may be subject to an additional 10% penalty on the taxable amount. In addition, amounts attributable to salary reduction contributions cannot be distributed before you reach age 59-1/2, death, disability, severance from employment or hardship. In the event of hardship, only the salary reduction contributions can be distributed.


Please Note: In November 2004 the IRS and Treasury issued proposed regulations on Section 403(b) of the Code. If finalized in their current form, these proposed regulations would affect the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. Please consult your tax adviser concerning how these proposed regulations could affect you.

Further discussion of TSA tax information is in the SAI.


INDIVIDUAL RETIREMENT ANNUITIES (REGULAR AND ROTH IRAS)


You may make compensation-based contributions, subject to annual limitations, to individual retirement arrangements. For both Regular and Roth IRAs, you must have compensation at least equal to the amount of the contribution. Generally, $4,000 is the maximum amount of annual contributions you may make to all of your Regular and Roth IRAs for the taxable year 2007. For 2008, the amount is $5,000. You may deduct all or a part of your contribution to a Regular IRA depending on your income for the year. In some cases you may be eligible for a "Saver's Tax Credit."



                                                             Tax information  23

If you are at least age 50 at any time during the calendar year for which the contribution is made, you may be eligible to make an additional "catch-up" contribution of up to $1,000 for 2007 and any later year to your Regular IRA or Roth IRA for that year.

You may make contributions to a Regular IRA until the year you reach age 70-1/2. You may make contributions to a Roth IRA even after age 70-1/2, if you have compensation and your income is within specified federal income tax limits. These limits do not apply to rollover or custodian-to-custodian contributions into either kind of IRA. For 2007, you and your nonworking spouse can together contribute, annually, an aggregate maximum of $8,000 to Regular and Roth IRAs for you and your spouse (but no more than $4,000 to any one IRA certificate).


You may be able to contribute more if you are eligible to make catch-up contributions described above.

Income credited to Regular IRAs is generally not taxable until you get a distribution from the Certificate. Distributions from Regular IRAs are generally fully taxable as ordinary income. Roth IRA distributions are not taxable until all contributions to all of your Roth IRAs are recovered. After recovery of contributions, distributions are taxable. In certain circumstances, Roth IRA distributions may be fully non-taxable. The taxable portion of certain early withdrawals from Regular and Roth IRAs may be subject to an additional 10% federal income tax penalty.

Further discussion of IRA tax information is in the SAI.


IRAS UNDER SIMPLIFIED EMPLOYEE PENSION PLANS (SEPS AND SIMPLES)


An employer can establish a SEP for its employees and can make contributions to a SEP for each eligible employee. A Regular IRA funding a SEP is like other IRAs. If you are an eligible employee, you own the SEP. Most of the rules applicable to Regular IRAs also apply. One major difference is the amount of permissible contributions. Under contribution limits effective for 2007, an employer can annually contribute an amount for an employee up to the lesser of $45,000 or 25% of the employee's compensation. The employer makes this determination without taking into account its contribution to the employee's SEP. This limit may be further adjusted for cost of living changes in future years.


An eligible employer may establish a "SIMPLE" plan to contribute to special individual retirement accounts or individual retirement annuities for its employees (SIMPLE IRAs). A SIMPLE IRA is a form of IRA, which the employee owns. Generally, the rules applicable to Regular IRAs discussed above apply, with certain differences, as follows:


o the employee salary reduction contribution is limited (up to $10,500 in 2007; this salary reduction limit may be further adjusted for cost of living changes in future years;)

o if the plan permits, an individual at least age 50 at any time during 2007 can make up to $2,500 additional salary reduction contributions for 2007;


o the employer must make contributions, generally a dollar-for-dollar match, up to 3% of the employee's compensation or a 2% non-elective contribution to all eligible employees; and

o employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals or transfers of SIMPLE IRA funds.

Further discussion of SEP and SIMPLE tax information is in the SAI.

24  Tax information

8. More information

--------------------------------------------------------------------------------

ABOUT AXA EQUITABLE

We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, The Equitable Life Assurance Society of the United States), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA. AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings Inc. and AXA Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $795 billion in assets as of December 31, 2006. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



ABOUT SEPARATE ACCOUNT NO. 301

Each Fund is a subaccount of our Separate Account No. 301. We established Separate Account No. 301 in 1981 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our Separate Account No. 301 for owners of our variable annuity contracts, including the Certificates. The results of Separate Account No. 301's operations are accounted for without regard to our other operations. We are the legal owner of all of the assets in Separate Account No. 301 and may withdraw any amounts that exceed our reserves and other liabilities with respect to the Funds under our contracts. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 301. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 301 is registered as a "unit investment trust" under the Investment Company Act of 1940. Although the Separate Account is registered, the SEC does not monitor the activity of Separate Account No. 301 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (Fund) within Separate Account No. 301 invests solely in Class IA/A or Class IB shares, respectively, issued by the corresponding Portfolio of the applicable Trust.

We reserve the right, subject to compliance with laws that apply, to:

(1) add Funds to, or to remove Funds from, Separate Account No. 301, or to add other separate accounts;

(2) combine any two or more Funds;

(3) transfer the assets we determine to be the shares of the class of contracts to which the Certificates belong from any Fund to another Fund;

(4) operate Separate Account No. 301 or any Fund as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 301 or a Fund directly);

(5) deregister Separate Account No. 301 under the Investment Company Act of
    1940;


(6) restrict or eliminate any voting rights as to Separate Account No. 301;

(7) cause one or more Funds to invest some or all of their assets in one or more other trusts or investment companies; and


(8) to unilaterally change your contract in order to comply with any applicable laws and regulations, including but not limited to changes in the Internal Revenue Code, in Treasury regulations or in published rulings of the Internal Revenue Service, ERISA and in Department of Labor regulations. Any change in the contract must be in writing and made by our authorized officer. We will provide notice of any contract change.


ABOUT THE TRUSTS

AXA Premier VIP Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio. AXA Equitable serves as the investment manager of the Trusts. As such, AXA Equitable oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan relating to class 1B/B shares and other aspects of its operations, appears in the prospectuses for each Trust, which accompany this prospectus, or in their respective SAIs which are available upon request.


                                                            More information  25

ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed rate options, and our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to general accounts, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


DATES AND PRICES AT WHICH CERTIFICATE EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your Certificate will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY

Our business day is generally any day that the New York Stock Exchange is open for trading. A business day does not include any day we choose not to open due to emergency conditions. We may also close early due to emergency conditions. Our business day generally ends at 4:00 p.m., Eastern Time for purposes of determining the date when we apply contributions and process any other transaction requests. We will apply contributions and process any other transaction requests when we receive them along with all the required information.


If your contribution, transfer or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m., Eastern Time on a business day, we will use the next business day.



CONTRIBUTIONS AND TRANSFERS


o Contributions allocated to the Funds are invested at the unit value next determined after the receipt of the contribution.


o Contributions allocated to a GRA will receive the interest rate for that GRA in effect for that business day.


o Transfers to or from Funds will be made at the unit value next determined after the receipt of the transfer request.


o Transfers to a GRA will be based on the interest rate for that GRA in effect for the business day of the transfer.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

o  The election of trustees.

o  The formal approval of independent auditors selected for the Trusts.

o Any other matters described in the prospectuses for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give Certificate owners the opportunity to instruct us how to vote the number of shares attributable to their Certificates if a shareholder vote is taken. If we do not receive instructions in time from all Certificate owners, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that Certificate owners vote.

VOTING RIGHTS OF OTHERS

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 301 VOTING RIGHTS

If actions relating to Separate Account No. 301 require Certificate owner approval, Certificate owners will be entitled to one vote for each unit they have in the Funds. We will cast votes attributable to any amounts we have in the Funds in the same proportion as votes cast by Certificate owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT THE GROUP ANNUITY CONTRACTS

The Certificates are issued under group annuity contracts between us and JPMorgan Chase Bank ("Chase"), whose sole purpose is to serve as a party to the group annuity contracts. Chase has no responsibility for the administration of any of the retirement programs described in this prospectus, for payments to the investment options or to Participants, or for any other duties other than to serve as the group annuity contractholder.


26  More information

IRS DISQUALIFICATION

If a retirement program funded by the Certificates is found not to qualify under the Code, we may terminate the Certificate and pay the participant, plan trustees or other designated person, the account balance. We will, however, make a deduction for any federal income tax payable by us because of the non-qualification.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 301, nor would any of these proceedings be likely to have a material adverse effect upon Separate Account No. 301, our ability to meet our obligations under the Certificates, or the distribution of the Certificates.


FINANCIAL STATEMENTS


The financial statements of Separate Account 301, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. You may request one by writing to our Processing Office or calling 1-800-248-2138 or 1-800-248-2138-0 from France, Italy, Republic of Korea, Switzerland, and the United Kingdom.



TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You cannot assign or transfer ownership of a Regular IRA, Roth IRA, TSA, SEP, or SIMPLE Certificate except by surrender to us. Loans are not available and you cannot assign Regular IRA, Roth IRA, TSA, SEP, and SIMPLE Certificates as security for a loan or other obligation.

You may direct the transfer of account balances under your Regular IRA, Roth IRA, TSA, SEP, or SIMPLE Certificate to another similar arrangement. We can impose a withdrawal charge if one applies.


DISTRIBUTION OF THE CERTIFICATES

AXA Equitable performs all marketing and service functions under the Certificates. No sales commissions are paid with respect to units of interest in Separate Account 301; however, incentive compensation is paid to AXA Equitable employees performing these functions, based upon sales and the amount of first year plan contributions, as discussed in the SAI. The offering of the units is continuous.


REPORTS AND ADDITIONAL INFORMATION

Before payments start under your Certificate, we will send you, at least annually, a report showing as of a specified date: (1) the number of units you have credited to each Fund, (2) the unit values, (3) your account balance in each Fund and GRA and the total balance and (4) the cash values of your GRAs. Similar reports will be sent to you if you are receiving payments under the periodic distribution option. All transactions will be individually confirmed.

As required by the Investment Company Act of 1940, each participant will be sent, semi-annually, a report containing financial statements and a list of the securities held by each Portfolio.

As permitted by the SEC's rules, we omitted certain portions of the registration statement filed with the SEC from this prospectus and SAI. You may obtain the omitted information by: (1) requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., and paying prescribed fees, or (2) by accessing the EDGAR Database at the SEC's website at http://www.sec.gov.


                                                            More information  27

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The following table shows the unit values and number of units outstanding, as of the applicable date each Fund was first available under the Certificates and the last business day of the periods shown.


Unit values and number of units outstanding at year end for each variable investment option, except for those options being offered for the first time after December 31, 2006.




-------------------------------------------------------------------------------------------------------
                                            1997        1998        1999        2000        2001
-------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation
 Unit Value                             $  71.42    $  84.01    $  98.61    $  97.08    $  94.68
 Number of units outstanding (000's)      523         492         471         435         417
-------------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity
 Unit Value                             $  43.83    $  43.73    $  51.79    $  44.83    $  33.10
 Number of units outstanding (000's)      201         199         141         145         141
-------------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield
 Unit Value                             $  31.16    $  29.39    $  28.17    $  25.20    $  25.37
 Number of units outstanding (000's)      136         111          51          48          45
-------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology
 Unit Value                                  --          --          --          --          --
 Number of units outstanding (000's)         --          --          --          --          --
-------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock
 Unit Value                             $ 134.77    $ 173.65    $ 216.64    $ 185.51    $ 165.26
 Number of units outstanding (000's)      678         666         637         590         542
-------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Growth and Income
 Unit Value                             $  18.35    $  22.06    $  26.06    $  28.23    $  27.77
 Number of units outstanding (000's)      324         344         346         358         362
-------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate
  Government Securities
 Unit value                             $  45.11    $  48.43    $  48.32    $  52.69    $  56.57
 Number of units outstanding (000's)      116         133         105          87         100
-------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International
 Unit value                                  --          --          --          --          --
 Number of units outstanding (000's)         --          --          --          --          --
-------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U.S. Equity
 Unit Value                                  --          --          --          --          --
 Number of units outstanding (000's)         --          --          --          --          --
-------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index
 Unit Value                                  --          --          --     $   8.80    $   7.69
 Number of units outstanding (000's)         --          --          --       235         399
-------------------------------------------------------------------------------------------------------
 EQ/Mercury International Value
 Unit Value                                  --          --          --          --          --
 Number of units outstanding (000's)         --          --          --          --          --
-------------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth
  Companies
 Unit Value                                  --     $  11.76    $  20.33    $  16.43    $  10.79
 Number of units outstanding (000's)         --         4          56         211         141
-------------------------------------------------------------------------------------------------------
 EQ/Money Market
 Unit Value                             $  27.05    $  28.38    $  29.68    $  31.41    $  32.46
 Number of units outstanding (000's)      736         708         863         777         754
-------------------------------------------------------------------------------------------------------
 EQ/Small Cap Value
 Unit Value                                  --     $   8.94    $   9.05    $  10.68    $  12.52
 Number of units outstanding (000's)         --         7          14          14          95
-------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                                                                                         Inception
                                            2002        2003         2004         2005         2006        Date
-----------------------------------------------------------------------------------------------------------------
 AXA Moderate Allocation                                                                                   2/5/82
 Unit Value                             $  82.43    $  98.08    $ 106.67     $ 111.55     $ 122.66
 Number of units outstanding (000's)      391         360         338          312          291
-----------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Aggressive Equity                                                                         6/2/87
 Unit Value                             $  23.46    $  32.14    $  35.95     $  38.77     $  40.61
 Number of units outstanding (000's)      128         119         111          106          101
-----------------------------------------------------------------------------------------------------------------
 AXA Premier VIP High Yield                                                                                6/2/87
 Unit Value                             $  24.54    $  29.93    $  32.39     $  33.22     $  36.35
 Number of units outstanding (000's)       36          42          42           42           37
-----------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Technology                                                                               5/13/04
 Unit Value                                  --          --     $  10.93     $  12.13     $  12.98
 Number of units outstanding (000's)         --          --        46           88           99
-----------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Common Stock                                                                         6/1/87
 Unit Value                             $ 109.83    $ 163.68    $ 186.23     $ 193.56     $ 213.59
 Number of units outstanding (000's)      468         453         433          371          330
-----------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Growth and Income                                                                    5/1/94
 Unit Value                             $  21.79    $  28.31    $  31.70     $  33.29     $  39.30
 Number of units outstanding (000's)      308         297         290          302          288
-----------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein Intermediate
  Government Securities                                                                                    2/5/82
 Unit value                             $  61.41    $  62.50    $  63.79     $  64.42     $  66.34
 Number of units outstanding (000's)      123         136         115          103           77
-----------------------------------------------------------------------------------------------------------------
 EQ/AllianceBernstein International                                                                      11/22/02
 Unit value                             $  10.84    $  14.58    $  17.13     $  19.66     $  24.20
 Number of units outstanding (000's)      302         272         265          296          350
-----------------------------------------------------------------------------------------------------------------
 EQ/Capital Guardian U.S. Equity                                                                          7/12/02
 Unit Value                             $   9.13    $  12.43    $  13.55     $  14.33     $  15.71
 Number of units outstanding (000's)        4          10          31           38           42
-----------------------------------------------------------------------------------------------------------------
 EQ/Equity 500 Index                                                                                       7/1/98
 Unit Value                             $   5.94    $   7.56    $   8.30     $   8.62     $   9.88
 Number of units outstanding (000's)      469         561         556          565          561
-----------------------------------------------------------------------------------------------------------------
 EQ/Mercury International Value                                                                           4/26/02
 Unit Value                             $   8.16    $  10.39    $  12.60     $  13.91     $  17.40
 Number of units outstanding (000's)       49          55          66          114          100
-----------------------------------------------------------------------------------------------------------------
 EQ/MFS Emerging Growth
  Companies                                                                                                7/1/98
 Unit Value                             $   7.04    $   9.07    $  10.18     $  11.05     $  11.85
 Number of units outstanding (000's)      122         125         123          114          104
-----------------------------------------------------------------------------------------------------------------
 EQ/Money Market                                                                                           2/5/82
 Unit Value                             $  32.79    $  32.90    $  33.06     $  33.83     $  35.25
 Number of units outstanding (000's)      763         615         553          551          550
-----------------------------------------------------------------------------------------------------------------
 EQ/Small Cap Value                                                                                        7/1/98
 Unit Value                             $  10.52    $  14.30    $  16.79     $  17.50     $  20.23
 Number of units outstanding (000's)      155         132         158          154          147
-----------------------------------------------------------------------------------------------------------------


A-1 Appendix I: Condensed financial information

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                           Page

Who is AXA Equitable?                                                        2

Tax information                                                              2
The Guaranteed Rate Accounts                                                16
How we determine unit values                                                20
Custodian and independent registered public accounting firm                 20
Distribution of the Certificates                                            20
Financial statements                                                        20

--------------------------------------------------------------------------------

Please send me a free copy of the Statement of Additional Information dated May 1, 2007.


AXA Equitable 300+ Series
Box 2468 G.P.O.
New York, New York 10116
ATTN: SAI Request for Separate Account
      No. 301


--------------------------------------------------------------------------------
Name:


--------------------------------------------------------------------------------
Address:


--------------------------------------------------------------------------------
City                                  State                                  Zip

AXA Equitable Life Insurance Company
SUPPLEMENT DATED MAY 1, 2007 TO THE MAY 1, 2007 PROSPECTUS FOR AXA EQUITABLE'S 300+ SERIES
--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced Prospectus and Supplements to Prospectus and Statement of Additional Information, dated May 1, 2007, as previously supplemented (the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus.

CHANGES TO PORTFOLIOS OF THE EQ ADVISORS TRUST

1. PORTFOLIO NAME AND ADVISER (AND SUB-ADVISER(S), AS APPLICABLE) CHANGES -- MAY 29, 2007

     Effective on or about May 29, 2007, subject to regulatory approval, the following Portfolio name changes as listed below will occur. Accordingly, all references to their respective corresponding investment options in the Prospectus are also changed.

     ---------------------------------------------------------------------
     Existing Portfolio Name            New Portfolio Name
     ---------------------------------------------------------------------
     EQ/MFS Emerging Growth Companies   MarketPLUS Large Cap Growth
     ---------------------------------------------------------------------
     EQ/Small Cap Value                 Multimanager Small Cap Value+
     ---------------------------------------------------------------------

     + This Portfolio will also be reorganized as a Portfolio of the AXA Premier VIP Trust ("VIP Trust"). AXA Equitable Life Insurance Company ("AXA Equitable") in its capacity as Investment Manager of the VIP Trust will manage the assets of this Portfolio.

     In addition to the name changes shown in the table above, the following changes to each portfolio's objective and Investment Manager and/or Sub-Adviser(s) will also occur. The following is added under "Portfolios of the Trusts" under "Certificate features" for the New Portfolios, replacing information shown for Existing Portfolios listed above:

     ------------------------------------------------------------------------------------------------------------------------
     EQ Advisors Trust                                                           Investment Manager (or Sub-Adviser(s), as
     Portfolio Name                 Objective                                    applicable)
     ------------------------------------------------------------------------------------------------------------------------
     MarketPLUS Large Cap Growth    Seeks to provide long-term capital growth.   o AXA Equitable
                                                                                 o Marsico Capital Management LLC
                                                                                 o Mellon Equity Associates LLC
     ------------------------------------------------------------------------------------------------------------------------
     AXA Premier VIP Trust                                                       Investment Manager (or Sub-Adviser(s), as
     Portfolio Name                 Objective                                    applicable)
     ------------------------------------------------------------------------------------------------------------------------
     Multimanager Small Cap Value   Long-term growth of capital.                 o Franklin Advisory Services, LLC
                                                                                 o Lazard Asset Management LLC
     ------------------------------------------------------------------------------------------------------------------------

2.   PORTFOLIO MERGERS -- JULY 9, 2007 AND AUGUST 20, 2007

     Effective on or about July 9, 2007 and August 20, 2007, subject to regulatory and shareholder approvals, interests in certain investment options (the "surviving options") will replace interests in current investment options (the "replaced options"), as listed in the table below. The table also shows the objective and the adviser (and sub-adviser, as applicable) for each surviving option. We will move the assets from each replaced option into the applicable surviving option on the date of the scheduled merger. The value of your interest in each surviving option will be the same as it was in the corresponding replaced option. We will also automatically direct any contributions made to a replaced option to the applicable surviving option. Any allocation election to a replaced option will be considered as an allocation election to the applicable surviving option. For more information about these Portfolio mergers, please contact one of our customer service representatives as described in your Prospectus in "AXA Equitable's 300+ Series" under "How to reach us."

     The merger of the EQ/Capital Guardian U.S. Equity Portfolio will occur on or about July 9, 2007. The merger of the EQ/AllianceBernstein Growth and Income Portfolio will occur on or about August 20, 2007.

                                                                          x01622
                                                           300+ Series Fund Supp

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Investment Manager (or
Replaced (Current) Portfolio        Surviving/New Portfolio        Objective                     Sub-Adviser(s), as applicable)
------------------------------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Growth and     EQ/AllianceBernstein Value     Seeks capital appreciation.   AllianceBernstein L.P.
  Income
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity     EQ/Capital Guardian Research   Seeks to achieve long-term    Capital Guardian Trust Company
                                                                   growth of capital.
------------------------------------------------------------------------------------------------------------------------------------

3.   FEE TABLE

     The following is added under "Portfolio operating expenses expressed as an annual percentage of daily net assets", replacing the information shown for the Existing and Replaced Portfolios listed above:

--------------------------------------------------------------------------------
                                         Fund Related Expenses
--------------------------------------------------------------------------------
                             Administrative      Other
     Portfolio Name              Charge         Expenses     Total
--------------------------------------------------------------------------------
  AXA Premier VIP Trust:
--------------------------------------------------------------------------------
  Multimanager Small Cap
    Value++                      0.25%            0.20%      0.45%
--------------------------------------------------------------------------------
  EQ Advisors Trust:
--------------------------------------------------------------------------------
  EQ/AllianceBernstein Value     0.25%            0.41%      0.66%
  EQ/Capital Guardian Research   0.25%            0.00%      0.25%
  MarketPLUS Large Cap
    Growth++                     0.25%            0.20%      0.45%
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Trust Related Expenses
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Net
                                                                                     Total            Fee           Total
                                                                   Acquired Fund     Annual          Waivers       Annual
                                                                     Fees and       Expenses         and/or       Expenses
                                                                     Expenses       (Before          Expense       (After
                              Management       2b-1      Other     (Underlying      Expense        Reimburse-      Expense
     Portfolio Name              Fees          Fees     Expenses    Portfolios)   Limitations)        ments      Limitations)
------------------------------------------------------------------------------------------------------------------------------------
  AXA Premier VIP Trust:
------------------------------------------------------------------------------------------------------------------------------------
  Multimanager Small Cap
    Value++                      1.03%         0.25%      0.18%        --             1.46%           0.00%        1.46%
------------------------------------------------------------------------------------------------------------------------------------
  EQ Advisors Trust:
-----------------------------------------------------------------------------------------------------------------------------------
  EQ/AllianceBernstein Value     0.58%           --       0.12%        --             0.70%            0.00%        0.70%
  EQ/Capital Guardian Research   0.62%         0.25%      0.12%        --             0.99%           (0.04)%       0.95%
  MarketPLUS Large Cap
    Growth++                     0.50%         0.25%      0.19%        0.02%          0.96%            0.00%        0.96%
------------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------
                                 Total
       Portfolio Name          Expenses
--------------------------------------------
  AXA Premier VIP Trust:
-------------------------------------------
  Multimanager Small Cap
    Value++                      1.91%
--------------------------------------------
  EQ Advisors Trust:
-------------------------------------------
  EQ/AllianceBernstein Value     1.36%
  EQ/Capital Guardian Research   1.24%
  MarketPLUS Large Cap
    Growth++                     1.41%
--------------------------------------------

++ The expenses for this portfolio are based on the asset levels of its predecessor portfolio for the last fiscal year, adjusted to reflect current fees.

The following is added under "Examples" replacing the information shown for the Existing and Replaced Portfolios listed above:

-----------------------------------------------------------------------------------------------------------
                                     If you do not surrender your      If you annuitize at the end of the
                                        contract at the end of                     applicable
                                      the applicable time period                  time period
-----------------------------------------------------------------------------------------------------------
                                   1      3       5                     1       3         5         10
  Portfolio Name                  year   years   years     10 years    year    years     years     years
-----------------------------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
-----------------------------------------------------------------------------------------------------------
  Multimanager Small Cap Value    $234   $668    $1,126     $2,383     $584   $1,018    $1,476    $2,733
-----------------------------------------------------------------------------------------------------------
  EQ ADVISORS TRUST:
-----------------------------------------------------------------------------------------------------------
  EQ/AllianceBernstein Value      $178   $499    $  841     $1,793     $528   $  849    $1,191    $2,143
  EQ/Capital Guardian Research    $166   $462    $  778     $1,660     $516   $  812    $1,128    $2,010
  MarketPLUS Large Cap Growth     $183   $515    $  867     $1,849     $533   $  865    $1,217    $2,199
-----------------------------------------------------------------------------------------------------------


                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104

The AXA Equitable 300+ Series
Certificates under Group Annuity Contracts

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2007


AXA Equitable Life Insurance Company
1290 Avenue of the Americas
New York, NY 10104

--------------------------------------------------------------------------------


This SAI is not a prospectus. It should be read in conjunction with the related AXA Equitable 300+ Series Prospectus, dated May 1, 2007. That prospectus provides detailed information concerning the Certificates and the Funds, as well as the Guaranteed Rate Accounts ("GRAs"), that fund the Certificates. Each Fund is a subaccount of AXA Equitable's Separate Account No. 301. The GRAs are part of AXA Equitable's general account. Definitions of special terms used in the SAI are found in the prospectus.


On September 7, 2004, our name was changed from "The Equitable Life Assurance Society of the United States" to "AXA Equitable Life Insurance Company."

A copy of the prospectus is available free of charge by writing to the Processing Office (Post Office Box 2468, G.P.O. New York, NY 10116), or by calling 1-800-248-2138 toll-free in the US, or 1-800-248-2138-0 from France, Israel, Italy, Republic of Korea, Switzerland and United Kingdom.

TABLE OF CONTENTS

                                                                          Page


Who is AXA Equitable?                                                        2
Tax information                                                              2

The Guaranteed Rate Accounts                                                16
How we determine unit values                                                20
Custodian and independent registered public accounting firm                 20
Distribution of the Certificates                                            20
Financial Statements                                                        20


             Copyright 2007 AXA Equitable Life Insurance Company,
            1290 Avenue of the Americas, New York, New York 10104.
                              All rights reserved.


                                                                          x01584

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings Inc., and the following affiliated companies: AXA Corporate Solutions Reinsurance Company ("AXA Corporate Solutions") and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and AXA Corporate Solutions, directly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.


TAX INFORMATION

This section of the SAI discusses the current federal income tax rules that generally apply to the retirement programs described in the prospectus. The tax rules can differ, depending on the type of program, whether Regular IRA (also referred to as "traditional IRA") Roth IRA, TSA, SEP IRA, or SIMPLE IRA. Therefore, we discuss the tax aspects of each type of Certificate separately.


Federal income tax rules include the United States laws in the Internal Revenue Code ("Code"), and Treasury Department Regulations and Internal Revenue Service interpretations of the Code. Certain retirement plans may also be subject to The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which The Department of Labor ("DOL") administers. These rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect Certificates purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which, if enacted, could affect the tax benefits of a certificate. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

We cannot provide detailed information on all tax aspects of the Certificates. Moreover, the tax aspects that apply to a particular participant's Certificate may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the Certificate, rights or values under the Certificate, or payments under the Certificate may be subject to federal or state gift, estate or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before you purchase a Certificate.


ADDITIONAL "SAVER'S CREDIT" FOR SALARY REDUCTION CONTRIBUTIONS TO CERTAIN PLANS OR A REGULAR IRA OR ROTH IRA


You may be eligible for a nonrefundable income tax credit for salary reduction contributions you make to a 403(b) TSA, SIMPLE IRA, SARSEP IRA, 401(k) plan or governmental employer 457(b) plan (also known as a governmental EDC plan), as well as contributions you make to a Regular IRA or Roth IRA. If you qualify, you may take this credit even though your salary reduction contribution is already excluded from tax or your Regular IRA contribution is already fully or partially deductible. To take advantage of this "saver's credit" you must be age 18 or over before the end of the taxable year for which the contribution is made. You cannot be a full-time student or claimed as a dependent on another's tax return, and your adjusted gross income cannot exceed $50,000 ($52,000, as cost of living indexed beginning in 2007). The amount of the tax credit you can get varies from 10% of your contribution to 50% of your contribution and depends on your income tax filing status and your adjusted gross income. The maximum annual contribution eligible for the saver's credit is $2,000. If you and your spouse file a joint return, and each of you qualifies, each is eligible for a maximum annual contribution of $2,000. Your saver's credit may also be reduced if you take or have taken a taxable distribution from any plan eligible for a saver's credit contribution -- even if you make a contribution to one plan and take the distribution from another plan -- during the "testing period." The "testing period" begins two years before the year for which you make the contribution and ends when your tax return is due for the year for which you make the contribution.


TAX SHELTERED ANNUITY ARRANGEMENTS (TSAS)


GENERAL; SPECIAL EMPLOYER RULES

Please Note: The following discussion reflects our understanding of some of the current federal income tax rules applicable to Section 403(b) of the Code. In November 2004, the IRS and Treasury issued proposed regulations on Section 403(b) of the Code. If finalized in their current form, these proposed regulations would affect the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. Please consult your tax adviser concerning how these proposed regulations could affect you.


An employer eligible to maintain a TSA plan (also referred to as a "403(b)" plan, program, or arrangement) for its employees may make contributions to purchase a 403(b) funding vehicle for the benefit of the employee. These contributions, if properly made, will not be currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the 403(b) funding vehicle until he/she takes distributions.

Generally, there are two types of funding vehicles available to fund 403(b) arrangements: an annuity contract under Section 403(b)(1) of the Code or a custodial account that invests only in mutual funds and which is treated as an annuity contract under section 403(b)(7) of the Code. Both types of 403(b) arrangements qualify for tax deferral.


Two different types of employers are eligible to maintain 403(b) plans: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.


CONTRIBUTIONS TO TSAS


ANNUAL CONTRIBUTIONS TO TSAS MADE THROUGH THE EMPLOYER'S PAYROLL

Annual contributions to TSAs made through the employer's payroll are limited. (Tax-free direct transfer contributions from another 403(b) arrangement or tax-deferred rollover contributions from another eligible retirement plan are not subject to these annual contribution limits.)

Commonly, some or all of the contributions to a TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions and are generally made on a pre-tax basis. However, a TSA can also be wholly or partially funded through nonelective employer contributions or contributions treated as after-tax employee contributions. Beginning in 2006, if the employer's plan permits, a participant may designate some or all of salary reduction contributions as "designated Roth contributions", which are made on an after-tax basis to the 403(b) arrangement. The permissible annual contribution to the participant's TSA is calculated the same way as contributions to a 401(k) plan:

o The annual limit on employer and employee contributions to defined contribution plans is the lesser of $45,000 (after adjustment for cost of living changes for 2007) or 100% of compensation. (Compensation over $225,000 for 2007 is disregarded).

o The annual limit on all salary reduction or elective deferral contributions under all employer plans you participate in is generally limited to $15,500 for 2007.


These limits may be further adjusted for cost of living charges in future years.


Special provisions may allow certain participants with at least 15 years of service to make "catch-up" contributions to compensate for smaller contributions made in previous years. In addition, if the plan permits, an individual who is at least age 50 at any time during 2007 can make up to $5,000 additional salary reduction contributions for 2007.


If contributions to a TSA exceed the applicable limit in any year, the excess will be taxable to the employee as ordinary income. In certain situations, we may distribute excess contributions to avoid tax penalties.

Any excess deferral contributions not withdrawn by April 15 after the year of the deferral may cause the contract to fail TSA rules.

ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS TO TSAS


If your plan permits, you may make rollover contributions to your TSA certificate from these sources: 401(a) qualified plans, governmental employer 457(b) plans, other TSAs and 403(b) arrangements and Regular IRAs. If your plan permits, any after-tax contributions you have made to a qualified plan or TSA may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. After-tax contributions in a Regular IRA cannot be rolled over from the Regular IRA into a TSA. If the after-tax contributions are in a "designated Roth contribution account" under another 403(b) arrangement which permits designated Roth elective deferral contributions to be made, beginning in 2006, they can only be rolled into another "designated Roth contribution account" under a 403(b) arrangement and not a non-Roth after-tax contribution account. Rollovers from a designated Roth contribution account under a 401(k) plan may not be made to a designated Roth contribution account under a 403(b) arrangement.


Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

You should discuss with your tax advisor whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a non-governmental employer 457(b) plan such as a TSA and subsequently take a premature distribution.

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

DIRECT TRANSFERS

A transfer occurs when changing the funding vehicle, even if there is no distributable event. Under a direct transfer, you do not receive a distribution.

We will also accept direct transfer of TSA funds under Revenue Ruling 90-24 if:


o  you provide us with acceptable documentation as to the source of funds, and


o  the  Certificate   that  receives  the  funds  has  provisions  at  least  as restrictive as the source 403(b) arrangement.


SPECIAL RULE FOR ROLLOVER OR DIRECT TRANSFER CONTRIBUTIONS AFTER AGE 70-1/2

Any rollover or direct transfer contribution to a TSA must be net of the required minimum distribution for the taxable year if:

o  you are or will be at least age 70-1/2 in the current calendar year, and

o you have retired from service with the employer who provided the funds to purchase the TSA you are transferring or rolling over to this TSA.

This rule applies regardless of whether the source of funds is a:

o rollover by check of the proceeds from another TSA or other eligible retirement plan; or

o  direct rollover from another TSA or other eligible retirement plan; or

o  direct transfer under Revenue Ruling 90-24 from another TSA.

DISTRIBUTIONS FROM TSAS

Depending on the terms of the plan and your employment status, you may have to get your employer's consent to take a withdrawal.

WITHDRAWAL LIMITATIONS

You may not be able to withdraw or take payments from all or part of your TSA until you:

o  reach age 59-1/2,

o  die,

o  are disabled (special Federal income tax definition),

o  sever employment with the employer which provided the TSA funds, or

o suffer a financial hardship. (Hardship withdrawals are limited to the amount of your salary reduction contributions, without earnings.)

These restrictions apply to salary reduction (elective deferral) contributions and earnings on those contributions. If any portion of the funds directly transferred to your TSA Certificate is attributable to amounts that you invested in a 403(b)(7) custodial account, such amounts, including earnings, are subject to withdrawal restrictions.

These restrictions do not apply to the value of your TSA Certificate as of December 31, 1988 attributable to salary reduction contributions and earnings. If you directly transfer any amounts to this Certificate you must properly notify us in writing at our Processing Office of your December 31, 1988 account balance. Otherwise, we will view all amounts transferred as subject to restrictions.

If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

TAX TREATMENTS OF DISTRIBUTIONS FROM TSAS

Amounts held under TSAs are generally not subject to Federal income tax until benefits are distributed.

Distributions include withdrawals and annuity payments from your TSA. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSAs are includible as ordinary income. Distributions from TSAs may be subject to 20% federal income tax withholding. See "Federal and State Income Tax Withholding and Information Reporting" below. In addition, TSA distributions may be subject to additional tax penalties.

If you have made after-tax contributions you will have a tax basis in your Certificate which will be recovered tax-free. You may have a tax basis in the Certificate if the employer made contributions that were included in your gross income in the year of the employer's contribution, for example. Unless we have been provided acceptable documentation for the amounts of any after-tax contributions to your TSA, we assume that all amounts distributed from your TSA are pre-tax, and we withhold tax and report accordingly.

If certain timing and distribution event requirements are satisfied, distributions from a designated Roth contribution account under a 403(b) plan will be tax-free. The earliest a qualified distribution from a designated Roth contribution account could be made is 2011. Therefore, earnings attributable to a distribution from a designated Roth account may be includible in income.

The amount of any partial distribution from a TSA before the annuity starting date is generally taxable as ordinary income to you except to the extent the distribution is a withdrawal of your basis. Distributions are generally pro rata withdrawals of tax basis and earnings on that tax basis. On a total surrender of your certificate, the amount received in excess of your tax basis, if any, is taxable.

If you elect an annuity distribution, the nontaxable portion of each payment is
(1) your tax basis in the contract divided by (2) an expected return determined under IRS tables. The balance of each payment is taxable. The entire amount of the payments you receive after you recover your tax basis is taxable. If you die before recovering your tax basis and the annuity has a refund feature, the beneficiary of the refund may recover the remaining tax basis as payments are made. If you (and your beneficiary under a joint and survivor annuity) die before recovering the entire basis of the annuity, a deduction is allowed on your (or your beneficiary's) final tax return.

EARLY DISTRIBUTION PENALTY TAX

Distributions from a TSA will be subject to an additional 10% penalty tax, unless the distribution occurs on or after you:

o  die,

o  are disabled (special Federal income tax definition),

o  reach age 59-1/2,

o  separate  from  service and elect a payout over your life or life  expectancy
   (or  joint  and  survivor  lives  or  life   expectancies  of  you  and  your
   beneficiary) using an IRS-approved distribution method,

o separate from service after age 55 (any form of payout, but the separation from service must occur during or after the calendar year you reach 55), or

o use the distribution to pay certain extraordinary medical expenses (special Federal income tax definition).

TAX DEFERRED ROLLOVERS AND DIRECT TRANSFERS

You may roll over any "eligible rollover distribution" from a TSA into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or a rollover you do yourself within 60 days after you receive the distribution. To the extent that a distribution is rolled over it remains tax-deferred.


You may roll over a distribution of pre-tax funds from a TSA to any of the following: a qualified plan, a governmental employer 457(b) plan, a Regular IRA or another TSA. A spousal beneficiary may also roll over death benefits to any of these. Beginning in 2007, a non-spousal death beneficiary may also be able to make a direct rollover to an inherited traditional IRA under certain circumstances.

Beginning in 2008, direct rollover contributions may be made from eligible retirement plans to Roth IRAs under certain circumstances.


The recipient plan must agree to take the distribution. If you are rolling over from a TSA to a governmental employer 457(b) plan, the recipient governmental employer 457(b) plan must agree to separately account for the rolled-over funds.

The taxable portion of most distributions will be eligible for rollover. However, Federal income tax rules exclude certain distributions from rollover treatment, including (1) periodic payments for life or for a period of 10 years or more, (2) hardship withdrawals, and (3) any required minimum distributions. We discuss eligible rollover distributions in greater detail under "Federal and State Income Tax Withholding and Information Reporting," below, including rules requiring 20% income tax withholding on certain distributions from TSAs.


Any non-Roth after-tax contributions you have made to a TSA may be directly rolled over to another qualified plan or TSA which agrees to do required separate accounting. This can only be done in a direct rollover, not a rollover you do yourself. You may roll over any non-Roth after-tax contributions you have made to a TSA to a Regular IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a Regular IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that Regular IRA. After-tax contributions may not be rolled into a governmental employer 457(b) plan. Amounts attributable to "designated Roth contributions" under a 403(b) arrangement may be rolled over to another designated Roth contribution separate account under another 403(b) arrangement or a Roth IRA. Rollovers from a designated Roth contribution account under a 403(b) arrangement may not be made to a designated Roth contribution account under a 401(k) plan.


Before you decide to roll over your payment to another employer plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types of distributions it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover. Generally the funds are subject to the rules of the recipient plan. If the recipient plan separately accounts for funds rolled over from another eligible retirement plan, the IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan. However, distributions from a governmental employer 457(b) plan are generally not subject to the additional 10% federal income tax penalty for pre-age 59-1/2 distributions, which applies to other types of retirement plans. If you roll over funds from an eligible retirement plan which is not a governmental employer 457(b) plan into a governmental employer 457(b) plan, and you later take a distribution from the recipient governmental employer 457(b) plan, those amounts generally remain subject to the penalty.

You should check if the recipient plan separately accounts for funds rolled over from another eligible retirement plan. The IRS has ruled that an exception is available in certain situations to withdrawal restrictions that would otherwise apply to the rollover contribution funds in the recipient plan.

Amounts held under TSAs may be directly transferred (under Revenue Ruling 90-24) to another TSA issuer in a tax-free transaction, if the successor TSA contains the same or greater restrictions as the original TSA.

If there is a mandatory distribution provision in your employer's plan for certain small amounts and you do not designate an eligible retirement plan to receive such a mandatory distribution, Treasury Regulations require a Regular IRA be established on your behalf.

REQUIRED MINIMUM DISTRIBUTIONS

The Required Minimum Distribution rules discussed below under "Traditional Individual Retirement Annuities (Regular IRAs)--Required Minimum Distributions" apply to TSAs, with this difference:

When you have to take the first required minimum distribution:

The minimum distribution rules force TSA participants to start computing and taking annual distributions from their TSAs by a required date. When minimum distributions must begin depends on, among other things, your age and retirement status. Generally, you must take the first required minimum distribution with respect to the calendar year in which you turn age 70-1/2. You may be entitled to delay commencement of required minimum distributions for all or part of your account balance until after age 70-1/2. These exceptions apply to the following individuals:

o For TSA participants who have not retired from service with the employer who provided the funds for the TSA by the calendar year the participant turns age 70-1/2, the Required Beginning Date for minimum distributions is extended to April 1 following the calendar year of retirement.

o TSA plan participants may also delay commencement to age 75 of the portion of their account balance attributable to their December 31, 1986 TSA account balance, even if retired at age 70-1/2.

IRAS

GENERAL DISCUSSION OF IRAS

"IRA" stands for individual retirement arrangement and the two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and securities in a custodial account and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.


There are two basic types of IRAs, as follows:


o  "Regular IRAs,"  typically  funded on a pre-tax basis including  SEP-IRAs and
   SIMPLE  IRAs  issued  and  funded  in  connection   with   employer-sponsored
   retirement plans; and

o  Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral, regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to aggregate IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 (Individual Retirement Arrangements (IRAs)). This Publication is usually updated annually, and can be obtained from any IRS district office or the IRS website (www.irs.gov).

The AXA Equitable 300+ Series IRAs are designed to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. This SAI and the prospectus contain the information

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that the Internal Revenue Service ("IRS") requires you to have before you purchase an IRA. This section of the SAI covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs.

We have received an opinion letter from the IRS approving the respective forms of the AXA Equitable regular IRA, Roth IRA and SIMPLE IRA Certificates, for use as the applicable type of IRA. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.

CANCELLATION

You can cancel an AXA Equitable 300+ Series IRA Certificate by following the directions under "Your Right to Cancel within a Certain Number of Days" in the prospectus. You can cancel an AXA Equitable 300+ Series Roth IRA certificate issued as a result of a full conversion of an AXA Equitable 300+ Series Regular IRA certificate by following the instructions in the request for full conversion form. The form is available from our Processing Office or your registered representative. If you cancel a Regular IRA or Roth IRA certificate, we may have to withhold tax, and we must report the transaction to the IRS. A Certificate cancellation could have an unfavorable tax impact.

You must also use our form to recharacterize Roth IRA Certificates as Regular IRAs and vice versa.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (REGULAR IRAS)

CONTRIBUTIONS TO REGULAR IRAS


Individuals may make three different types of contributions to purchase a Regular IRA or as subsequent contributions to an existing IRA:


o  "regular" contributions out of earned income or compensation;

o  tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other Regular IRAs ("direct transfers").

LIMITS ON CONTRIBUTIONS


The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (Regular and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $4,000 is the maximum amount of regular contributions that you may make to all IRAs (including Roth IRAs) for 2007. For 2008, the amount is $5,000. When your earnings are below $4,000, your earned income or compensation for the year is the most you can contribute. This $4,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Regular IRA. You have to stop making Regular IRA contributions for the taxable year in which you reach age 70-1/2 and any taxable year after that.

If you reach age 50 before the close of the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make an additional "catch-up contribution" of up to $1,000 to your regular IRA for 2007 and after.


SPECIAL RULES FOR SPOUSES


If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the permissible amount of regular contributions to Regular IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $4,000, married individuals filing jointly can contribute up to $8,000 for 2007 to any combination of Regular IRAs and Roth IRAs. For 2008, the amount is $10,000. Any contributions to Roth IRAs reduce the ability to contribute to Regular IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $4,000 can be contributed annually to either spouse's Regular and Roth IRAs. Each spouse owns his or her Regular IRAs and Roth IRAs even if contributions were funded by the other spouse. A working spouse age 70-1/2 or over can contribute up to the lesser of $4,000 or 100% of "earned income" to a Regular IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70-1/2. "Catch-up" contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during taxable year for which the contribution is being made.


DEDUCTIBILITY OF CONTRIBUTIONS

The amount of regular contributions to a Regular IRA that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.


If you are not covered by a retirement plan during any part of the year, you can make fully deductible contributions to your Regular IRAs for the taxable year up to the maximum amount discussed earlier in this section under "Limits on contributions." That is, for 2007, your fully deductible contribution can be up to $4,000 ($5,000 in 2008), or if less, your earned income. The dollar limit is $5,000 for people eligible to make age 50-70-1/2 catch-up contributions for 2007 ($6,000 in 2008).


If you are covered by a retirement plan during any part of the year, and your adjusted gross income ("AGI") is below the lower dollar figure in a phase-out range, you can make fully deductible contributions to your Regular IRAs.

If you are covered by a retirement plan during any part of the year, and your AGI falls within a phase-out range, you can make partially deductible contributions to your Regular IRAs.


If you are covered by a retirement plan during any part of the year, and your AGI falls above the higher figure in the phase-out range, you may not deduct any of your contribution to your Regular IRAs.

Cost of living indexing applies to the income limits to deductible contributions beginning in 2007.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $50,000 and $60,000 (for 2007, AGI between $52,000 and $62,000 after adjustment).


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


If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $80,000 and $100,000 (for 2007, AGI between $83,000 and $103,000 after adjustment).

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with an AGI between $150,000 and $160,000 (for 2007, AGI between $156,000 and $166,000 after adjustment).

To determine the deductible amount of the contribution for 2007, for example, you determine AGI and subtract $52,000 if you are single, or $83,000 if you are married and file a joint return with your spouse. The resulting amount is your excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:

 ($10,000-excess AGI)     times    the maximum       Equals  the adjusted
 --------------------       x         regular           =     deductible
  divided by $10,000               contribution              contribution
                                   for the year                 limit


NONDEDUCTIBLE REGULAR CONTRIBUTIONS


If you are not eligible to deduct part or all of the regular IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your Regular IRA (or the nonworking spouse's Regular IRA) may not, however, exceed the maximum dollar per person limit for the applicable taxable year ($4,000 for 2007; $5,000 for 2008). The dollar limit is $5,000 in 2007 ($6,000 in 2008) for people eligible to make age 50-70-1/2 "catch-up" contributions. See "Excess Contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, Payments and Transfer of Funds Out of Regular IRAs" below.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a Regular IRA in prior years and are receiving distributions from any Regular IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible regular IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all Regular IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS

If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular IRA contributions for a tax year.

ROLLOVER AND TRANSFER CONTRIBUTIONS TO REGULAR IRAS


Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. Beginning in 2007, a non-spousal death beneficiary may also be able to make a direct rollover to an inherited traditional IRA under certain circumstances.


Rollover contributions may be made to a Regular IRA from these "eligible retirement plans":

o  qualified plans;

o  governmental employer 457(b) plans;

o  TSAs (including Internal Revenue Code Section 403(b)(7) custodial  accounts);
   and

o  other Regular IRAs.

Direct transfer contributions may only be made directly from one Regular IRA to another. Any amount contributed to a Regular IRA after you attain age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

ROLLOVERS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN REGULAR IRAS


Your plan administrator will tell you whether or not your distributions are eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. Beginning in 2007, a non-spousal death beneficiary may also be able to make a direct rollover to an inherited traditional IRA under certain circumstances.


There are two ways to do rollovers:

o  Do it yourself

   You actually receive a distribution that can be rolled over and you roll it over to a Regular IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o  Direct rollover

   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your Regular IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA qualified plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distribution is:

o a "required minimum distribution" after age 70-1/2 or retirement from service with the employer;

o one of a series of substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;

o one of a series of substantially equal periodic payments made for a specified period of 10 years or more;

o  a hardship withdrawal;

o if you have contributed too much, a corrective distribution which fits specified technical tax rules;

o  a loan that is treated as a deemed distribution;

o  a death benefit  payment to a beneficiary  who is not your surviving  spouse;
   and

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax advisor whether you should consider rolling over funds from one type of tax qualified retirement plan to another, because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for early distributions, but they may become subject to this penalty if you roll the funds to a non-governmental employer 457(b) plan such as a Regular IRA and subsequently take an early distribution.

ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN REGULAR IRAS


Any non-Roth after-tax contributions you have made to a qualified plan or TSA (but not a governmental employer 457(b) plan) may be rolled over to a Regular IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a Regular IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from the Regular IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of Regular IRAs." Also, after-tax funds in a Regular IRA cannot be rolled over from your Regular IRA into, or back into, a qualified plan, TSA or governmental employer 457(b) plan.


ROLLOVERS FROM REGULAR IRAS TO REGULAR IRAS

You may roll over amounts from one Regular IRA to one or more of your other Regular IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

SPOUSAL ROLLOVERS AND DIVORCE-RELATED TRANSFERS


The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, an inherited Regular IRA to one or more other Regular IRAs. Beginning in 2007, a non-spousal death beneficiary may also be able to make a direct rollover to an inherited traditional IRA under certain circumstances. Also, in some cases, Regular IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


EXCESS CONTRIBUTIONS

Excess contributions to Regular IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to Regular IRAs:

o regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

o  "regular contributions" to a Regular IRA made after you reach age 70-1/2; and

o rollover contributions of amounts that are not eligible to be rolled over (for example, minimum distributions required to be made after age 70-1/2).

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular Regular IRA contribution, you cannot take a tax deduction for the amount withdrawn. The excess contribution withdrawn is not includable in income and is not subject to the 10% additional penalty tax on early distributions (discussed below under "Early Distribution Penalty Tax"). You do have to withdraw any earnings attributable to the excess contribution. The withdrawn earnings would be includable in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if (1) the rollover was from an eligible retirement plan to a Regular IRA, (2) the excess contribution was due to incorrect information that the plan provided, and (3) you took no tax deduction for the excess contribution.

RECHARACTERIZATIONS

Amounts that have been contributed as Regular IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as Regular IRA funds. You do this by using the forms or documentation we prescribe. This is referred to as having "recharacterized" your contribution.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF REGULAR IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS

You can withdraw any or all of your funds from a Regular IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS

Earnings in Regular IRAs are not taxable until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also taxable.


Except as discussed below, the amount of any distribution from a Regular IRA must be included in your gross income as ordinary income. We report all payments from Regular IRA contracts on IRS Form 1099-R as fully taxable.


If you have ever made nondeductible IRA contributions to any Regular IRA (it does not have to be to this particular Regular IRA Certificate), those contributions are recovered tax free when you get distributions

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

from any Regular IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to Regular IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any Regular IRA, you compute the nontaxable portion of the distribution as follows:


o divide (1) your total nondeductible Regular IRA contributions (less any amounts previously withdrawn tax free) by (2) the total account balances of all Regular IRAs you own at the end of the year plus all Regular IRA distributions made during the year;

o multiply this amount by all distributions from the Regular IRA during the year.

A distribution from a Regular IRA is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess Contributions" above;

o the entire amount received is rolled over to another Regular IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from Eligible Retirement Plans other than Regular IRAs" under "Rollover and Transfer Contributions to Regular IRAs" above.)

The following are eligible to receive rollovers of distributions from a Regular
IRA: a qualified plan, a TSA or a governmental employer 457(b) plan. After-tax contributions in a Regular IRA cannot be rolled from your Regular IRA into, or back into, a qualified plan, TSA or governmental employer 457(b) plan. Before you decide to roll over a distribution from a Regular IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a Regular IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax advisor.


Certain distributions from IRAs in 2007 directly transferred to charitable organizations may be tax-free to IRA owners who are 70-1/2 or older.


REQUIRED MINIMUM DISTRIBUTIONS

Distributions must be made from Regular IRAs according to rules contained in the Code and Treasury Regulations. Beginning in 2006, certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed minimum income benefits and enhanced death benefits. This could increase the amount required to be distributed from these contracts. Currently we believe that these provisions would not apply to AXA Equitable 300+ Series certificates because of the type of benefits provided under the certificates. However, if you take annual withdrawals instead of annuitizing, please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS

You must start taking annual distributions from your Regular IRAs for the year in which you turn age 70-1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION

The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year, the delayed one for the first year and the actual one for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS

There are two approaches to taking required minimum distributions, "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your Regular IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your Regular IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

The IRS will let you figure out the account-based required minimum distribution for each Regular IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall Regular IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more Regular IRAs that you own.

ANNUITY-BASED METHOD. If you choose an "annuity-based" method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

WHETHER YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR REGULAR IRAS AND OTHER RETIREMENT PLANS

You can choose a different method for each of your Regular IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR

The correct required minimum distribution amount for your Regular IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your Regular IRAs and vice versa. .

IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR

Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for Regular IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another Regular IRA that you own.

REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE

These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the Regular IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your Regular IRA into his/her own Regular IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. However, note that we need an individual annuitant to keep an annuity certificate in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the original participant.

If you die before your Required Beginning Date and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed above under "Individual beneficiary." Please note that we need an individual annuitant to keep an annuity certificate in force. If the beneficiary is not an individual, we must distribute amounts remaining in the annuity contract after the death of the original participant.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Regular IRA death benefits are taxed the same as Regular IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a Regular IRA. You cannot use a Regular IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include in federal gross income for that year an amount equal to the fair market value of the Regular IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously recovered. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a Regular IRA made before you reach age 59-1/2. The extra penalty tax does not apply if the distribution is covered by an exception. For example, no penalty tax applies to pre-age 59-1/2 distributions made:

o  on or after your death;

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

o  because you are disabled (special federal income tax definition);

o used to pay certain extraordinary medical expenses (special federal income tax definition);

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition);

o used to pay certain first-time home buyer expenses (special federal income tax definition);

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the SAI covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to Regular IRAs, we will refer you to the same topic under "Regular IRAs."

The AXA Equitable 300+ Series Roth IRA Certificate is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o  "regular" after-tax contributions out of earnings;

o  taxable   "rollover"    contributions   from   Regular   IRAs   ("conversion"
   contributions);

o  tax-free rollover contributions from other Roth arrangements; or


o  tax-free  direct  custodian-to-custodian   transfers  from  other  Roth  IRAs
   ("direct transfers").

Beginning in 2008, direct rollover contributions may be made from eligible retirement plans to Roth IRAs under certain circumstances.


REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS:


The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (Regular and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $4,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) for 2007 ($5,000 in 2008). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce the ability to contribute to Regular IRAs and vice versa. When your earnings are below $4,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and Regular IRAs. See the discussion above under Regular IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, additional catch-up contributions totaling up to $1,000 can be made for the taxable year 2007 and later years.

With a Roth IRA, you can make regular contributions when you reach age 701/2, as long as you have sufficient earnings. But, you cannot make contributions, regardless of your age, for any year that your modified adjusted gross income exceeds the following amounts (cost of living indexed beginning in 2007):

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is over $160,000 (for 2007, $166,000 after adjustment); or

o your federal income tax filing status is "single" and your modified adjusted gross income is over $110,000 (for 2007, $114,000 after adjustment).

However, you can make regular Roth IRA contributions in reduced amounts when:

o your federal income tax filing status is "married filing jointly" and your modified adjusted gross income is between $150,000 and $160,000 (for 2007, AGI between $156,000 and $166,000 after adjustment); or

o your federal income tax filing status is "single" and your modified adjusted gross income is between $95,000 and $110,000 (for 2007, between $99,000 and $114,000 after adjustment).


If you are married and filing separately and your modified adjusted gross income is between $0 and $10,000 the amount of regular contribution you are permitted to make is phased out. If your modified adjusted gross income is more than $10,000 you cannot make a regular Roth IRA contribution.


WHEN YOU CAN MAKE CONTRIBUTIONS


Same as Regular IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS

Roth IRA contributions are not tax-deductible.


ROLLOVERS AND DIRECT TRANSFERS

What is the difference between rollover and direct transfer transactions?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).


You may make rollover contributions to a Roth IRA from these sources only:

o  another Roth IRA ("tax-free rollover contribution");

o a "designated Roth contribution account" under a 401(k) plan or a 403(b) arrangement; or

o another Regular IRA, including a SEP-IRA or SIMPLE IRA assuming you are not within the two-year rollover limitation period for SIMPLE IRA funds, in a taxable "conversion" rollover ("conversion contribution").

o  you may not make  contributions  to a Roth IRA from a  qualified  plan  under
   Section 401(a) of the Internal Revenue Code, or a tax-sheltered arrangement under Section 403(b) of the Internal Revenue Code or any other eligible retirement plan until 2008. You may make rollover contributions from a "designated Roth contribution account" under a 401(k) plan or a 403(b) arrangement which permits designated Roth elective deferral contributions to be made, beginning in 2006.


You may make direct transfer contributions to a Roth IRA only from another Roth IRA.


You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses because of a court-ordered divorce or separation decree.

CONVERSION CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are deemed to withdraw) all or a portion of funds from a Regular IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are deemed to receive) the Regular IRA proceeds. Unlike a rollover from a Regular IRA to another Regular IRA, the conversion rollover transaction is not tax exempt. Instead, the distribution from the Regular IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. (If you have ever made nondeductible regular contributions to any Regular IRA--whether or not it is the Regular IRA you are converting--a pro rata portion of the distribution is tax free.)

There is, however, no early distribution penalty tax on the Regular IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59-1/2.


The following rules apply until 2010: You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. (For this purpose, your modified adjusted gross income is calculated without the gross income stemming from the Regular IRA conversion.) Modified adjusted gross income for this purpose excludes any lifetime required minimum distribution from a Regular IRA. You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."


You cannot make conversion contributions to a Roth IRA to the extent that the funds in your Regular IRA are subject to the annual required minimum distribution rule applicable to Regular IRAs beginning at age 70-1/2.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have recently issued Proposed and Temporary Treasury Regulations addressing the valuation of annuity contracts funding Regular IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a Regular IRA to Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the Regular IRA had been surrendered at the time of conversion. This could increase the amount reported as includible in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization, and must treat the contribution as having been made to second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a Regular IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the Regular IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the Regular IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA).

To recharacterize a contribution, you must provide us appropriate documentation and information we require.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

You can withdraw any or all of your funds from a Roth IRA at any time without restriction. You do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like Regular IRAs, taxable distributions from a Roth IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available in limited cases for certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o  rollovers from a Roth IRA to another Roth IRA;

o  direct transfers from a Roth IRA to another Roth IRA;

o  qualified distributions from Roth IRAs; and

o  return of excess contributions or amounts recharacterized to a Regular IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o  you are age 59-1/2 or older;

o  you die;

o  you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your Regular and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Non-qualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them) there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1) Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

    (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

    (b) Nontaxable portion.

(3) Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain--with any custodian or issuer--are added together.

(2) All regular contributions made during and for the year (contri butions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.


(3) All conversion contributions made during the year are added together. For purposes of the ordering rules, in the case of any conversion in which the conversion distribution is made in 2007 and the conversion contribution is made in 2008, the conversion contribution is treated as contributed prior to other conversion contributions made in 2008.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as Regular IRA under "Required minimum distribution payments after you die".

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a Roth IRA. You cannot use a Roth IRA as collateral for a loan or other obligation. If you borrow against your Roth IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include in federal gross income for that year an amount equal to the fair market value of the Roth IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously recovered. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.

EXCESS CONTRIBUTIONS

Excess contributions to Roth IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to Roth IRAs:

o "regular" contributions of more than the maximum regular contribution amount for the applicable taxable year; or

o rollover contributions of amounts that are not eligible to be rolled over (for example, conversion rollovers from a Regular IRA for individuals with modified adjusted gross income in excess of $100,000 in the conversion year.)

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a Roth IRA made before you reach age 59-1/2. The extra penalty tax does not apply if the distribution is covered by an exception. For example, no penalty tax applies to pre-age 59-1/2 distributions made:

o   on or after your death;

o   because you are disabled (special federal income tax definition);

o used to pay certain extraordinary medical expenses (special federal income tax definition);

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition);

o used to pay certain first-time home buyer expenses (special federal income tax definition);

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

IRAS UNDER SIMPLIFIED EMPLOYEE PENSION PLANS (SEP)


When an employer establishes a SEP for its employees, it can contribute to a Regular IRA certificate for each eligible employee. The employee may also contribute to that SEP certificate. A SEP-IRA Certificate is a form of Regular IRA Certificate, owned by the employee-participant and most of the rules applicable to Regular IRAs discussed above apply. A major difference is the amount of permissible contributions. For 2007, an employer can annually contribute an amount for an employee up to the lesser of $45,000 or 25% of compensation. This amount may be further adjusted for cost of living changes in future years. The employer must contribute for each employee who has reached age 21 and has worked for the employer during at least three of the preceding five years. The employer does not have to contribute for employees who (1) earn less than $450 ($500 in 2007 after cost-of-living adjustment), (2) are covered by a collective bargaining agreement or (3) are non-resident aliens who receive no earned income from sources within the United States.

Employers make their contributions under a written program that provides for
(1) withdrawals, (2) contributions under an allocation formula, and (3) contributions that bear a uniform relationship to actual compensation, not greater than $225,000 in 2007. Contributions cannot discriminate in favor of highly compensated employees. An employer may integrate contributions to the SEP with Social Security. Call our toll-free number for assistance.


SIMPLE IRAS

An eligible employer may establish a "SIMPLE" plan to make contributions to special individual retirement accounts or individual retirement annuities for its employees ("SIMPLE IRAs"). A SIMPLE IRA is a form of Regular IRA owned by the employee. Generally, the rules applicable to Regular IRAs, discussed above, apply. There are differences in the amount and type of permissible contributions. Also, employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals of SIMPLE IRA funds.

The employer cannot maintain any other qualified plan, SEP or TSA arrangement if it makes contributions under a SIMPLE IRA plan. (Eligible tax-exempt entity employers may maintain EDC plans under Section 457 of the Code.)

An employer establishing a SIMPLE plan should consult its tax advisor concerning the various technical rules applicable to establishing and maintaining SIMPLE IRA plans. For example, the definition of employee's "compensation" varies depending on whether it appears in the context of employer eligibility, employee participation, and employee or employer contributions.

Participation must be open to all employees who (1) received at least $5,000 in compensation from the employer in any two preceding years (they do not have to be consecutive years) and (2) are reasonably expected to receive at least $5,000 in compensation during the year. (Certain collective bargaining unit and alien employees may be excluded.)


The only permitted contributions to a SIMPLE IRA are (1) contributions under a salary reduction agreement entered into between the employer and the participating employee and (2) required employer contributions (employer matching contributions or employer nonelective contributions). (Direct transfer and rollover contributions from other SIMPLE IRAs, but not Regular IRAs, may also be made.) Salary reduction contributions can be any percentage of compensation (or a specific dollar amount, if the employer's plan permits) but are limited to $10,500 in 2007. This limit may further be adjusted for cost of living changes in future years.

If the plan permits, an individual at least age 50 at any time during 2007 can make up to $2,500 additional salary reduction contributions for 2007.


Generally, the employer is required to make matching contributions on behalf of each eligible employee in an amount equal to the salary reduction contributions, up to 3% of the employee's compensation. In certain circumstances, an employer may elect to make required employer contributions on an alternate basis. Employer matching contributions to a SIMPLE IRA for self-employed individuals are treated the same as matching contributions for employees. (They are not subject to the elective deferral limits.)

Amounts contributed to SIMPLE IRAs are not currently taxable to employees. Only the employer can deduct SIMPLE IRA contributions, not the employee. An employee eligible to participate in a SIMPLE IRA is an active participant in an employer plan and thus may not be able to deduct all or a portion of regular contributions to his/her own IRA.

As with Regular IRAs in general, contributions and earnings accumulate tax deferred until withdrawn and are then fully taxable. There are no withdrawal restrictions applicable to SIMPLE IRAs. However, because of the level of employer involvement, SIMPLE IRA plans are subject to ERISA. See "ERISA Matters" below. The same 10% penalty on taxable early withdrawals that applies to Regular IRAs applies to SIMPLE IRAs, subject to the same exceptions for death, disability and attainment of age 59-1/2. For employees who have not participated in the employer's SIMPLE IRA for two full years, that penalty is 25%.

Amounts withdrawn from a SIMPLE IRA can be rolled over to another SIMPLE IRA, to a Regular IRA or a Roth IRA (if under the conversion rollover rules discussed above). No rollovers from a SIMPLE IRA to any other type of IRA are permitted for individuals under age 59-1/2 who have not participated in the employer's SIMPLE IRA plan for two full years. For such employees, any amounts withdrawn from a SIMPLE IRA are taxable and subject to a 25% additional tax penalty with the exceptions noted in the preceding paragraph.

FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our Processing Office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of Regular IRAs to Roth IRAs, as the deemed withdrawal from the Regular IRA is taxable.

o We may be required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the Certificates made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, we will consider an election out of federal withholding to be an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number.

FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.


Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $18,240 in periodic annuity payments in 2007 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that we withhold tax. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)


For a non-periodic distribution (total surrender or partial withdrawal), we withhold generally at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified Certificates, and to the payment amount in the case of Regular IRAs (and Roth IRAs, where it is reasonable to assume an amount is includible in gross income).

You cannot elect out of withholding if the payment is an "eligible rollover distribution" from a TSA. If a non-periodic distribution from a TSA is not an "eligible rollover distribution" then the 10% withholding rate applies.

MANDATORY WITHHOLDING FROM TSAS

Unless you have the distribution go directly to the new plan, eligible rollover distributions from TSAs are subject to mandatory 20% withholding. An eligible rollover distribution from a TSA can be rolled over to another eligible retirement plan. All distributions from a TSA are eligible rollover distributions unless they are on the following list of exceptions:


o any distributions that are "required minimum distributions" after age 70-1/2 or retirement from service with the employer;

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and your designated beneficiary;

o substantially equal periodic payments made for a specified period of 10 years or more;

o   hardship withdrawals;

o if you have contributed too much, corrective distributions which fit specified technical tax rules;

o   a death benefit payment to a beneficiary  who is not your surviving  spouse;
    and

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.


A death benefit payment to your surviving spouse, or a qualified domestic relations order distribution to your current or former spouse, may be a distribution subject to a mandatory 20% withholding.


ERISA MATTERS

Certain TSAs and SIMPLE IRAs may be subject to some or all rules applicable to ERISA plans. For TSAs subject to ERISA (but not SIMPLE IRAs), you need spousal consent to make a withdrawal or other distribution under the Certificate. In addition, unless you and your spouse elect otherwise, the retirement benefits payable under the plan or arrangement must be in the form of a qualified joint and survivor annuity ("QJSA"). A QJSA is an annuity payable for your life, with a survivor annuity for the life of your spouse. The amount payable to your spouse must be at least one-half of the amount payable to you during your lifetime. In addition, your beneficiary must be your spouse, unless your spouse consents in writing to the designation of a different beneficiary.

Section 404(c) of ERISA and the related DOL regulation excuses a plan fiduciary from liability for investment losses due to your investment decisions. Thus, in situations to which Section 404(c) and the related DOL regulation apply, you can make and you are responsible for the results of your own investment decisions. Section 404(c) plans must provide, among other things that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the
Section 404(c) regulation is completely voluntary by the plan sponsor. The AXA Equitable 300+ Series TSA and SIMPLE IRA programs provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. AXA Equitable will not be responsible if a plan fails to meet the requirements of Section 404(c).

IMPACT OF TAXES TO AXA EQUITABLE

The Certificates provide that we may charge Separate Account No. 301 for taxes. We do not now, but may in the future set up reserves for such taxes.

THE GUARANTEED RATE ACCOUNTS

Contributions to a Guaranteed Rate Account, or GRA, become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations.

THE GUARANTEES

We credit contributions to a GRA with interest at a fixed rate for each guarantee period. We guarantee the amount of the contribution (before deduction of any applicable participant service charge). The effective annual guaranteed interest rate will always be at least 3%.

Currently, we offer GRAs with new one-year and three-year guarantee periods each calendar quarter. We express the fixed interest rate as an effective annual interest rate, and apply it to contributions made throughout the calendar quarter, or "open period," for each guarantee period. We may close a guarantee period offered during an open period. In that case, we may offer a new guaranteed rate for the same guarantee period for the remainder of the open period.


We reserve the right to close a guarantee period being offered at any time based on market conditions. Subsequent interest rate changes will not affect contributions made during the open period. All guarantee periods of the same duration that are opened during an open period mature on the same day. After the last day of the open period we will apply no further contributions to those guarantee periods. In accordance with instructions, we will allocate contributions to guarantee periods during the next open period at the new interest rates for that subsequent open period. You may obtain the new guaranteed rates by calling us at the number listed on the front of this SAI.

CONTRIBUTIONS

We credit contributions to a GRA until maturity of a guarantee period with the interest rate in effect on the date of receipt. We express the rate as an effective annual rate, reflecting daily compounding and the deduction of the participant service charge.

Your written request for a change in the percentage of contributions that you allocate to a GRA guarantee period becomes effective on the date that we receive it. Alternatively, you may make allocation or contribution instructions by telephone through AIMS.

WITHDRAWALS AND TRANSFERS

Amounts in the GRAs will be withdrawn or transferred on a last-in, first-out basis, unless you specify otherwise. All other amounts withdrawn or transferred will be subject to a withdrawal charge, where applicable as discussed under "Charges and Expenses" in the prospectus. We will deduct the withdrawal charge from (1) the remaining amounts in your guarantee period after we process the withdrawal or transfer payment, or (2) the amount you withdrew or transferred if remaining amounts are insufficient.

EXAMPLE OF WITHDRAWAL CHARGE


You contribute $2,000 to a GRA on January 1, allocating the contribution to a three-year guarantee period with a guaranteed interest rate of 4%. On December 31, you make a premature withdrawal of $1,000 from that GRA guarantee period. The maximum participant service charge applicable is $30 per year ($7.50 per quarter). We will calculate the withdrawal charge as follows:


----------------------------------------------------------------------------------------------------
                                        Participant               Premature
                                         Service        Amount    Withdrawal      Check      Account
 Date     Contribution     Interest       Charge      Requested     Charge       Amount      Balance
----------------------------------------------------------------------------------------------------
1/1          $2,000             --            --            --          --           --    $2,000.00
3/31           --           $19.71         $7.50            --          --           --     2,012.21
6/30           --            19.83          7.50            --          --           --     2,024.54
9/30           --            19.95          7.50            --          --           --     2,036.09
12/31          --            20.07          7.50        $1,000      $26.00*      $1,000     1,023.56


* The lesser of (a) 7% ($75.27) of the amount withdrawn (including the amount of the withdrawal charge) or (b) the amount of the Participant's accumulated interest ($26.00) attributable to that same amount.

The example assumes that each quarter contains the same number of days and that each transaction occurs on a Business Day.

CASH VALUE--ACCOUNT BALANCE ILLUSTRATION

The following tables illustrate the account balance (which does not give effect to any withdrawal charge) and the cash value (which gives effect to the withdrawal charge) for contributions allocated to the GRAs.

TABLE I
ACCOUNT BALANCES AND CASH VALUES
(ASSUMING $1,000 CONTRIBUTIONS MADE ANNUALLY ON THE ENROLLMENT DATE)

-------------------------------------------------------------------------
                     Cash Value                Account Balance
-------------------------------------------------------------------------
   Attained        3%            6%            3%             6%
     Age        Minimum     Illustrated     Minimum      Illustrated
  Year End     Guarantee        Rate       Guarantee        Rate
-------------------------------------------------------------------------
      1       $   999.66    $   999.66    $   999.66    $ 1,029.33
      2         2,000.00      2,000.00      2,029.32      2,120.42
      3         3,000.00      3,047.59      3,089.86      3,276.98
      4         4,000.00      4,187.72      4,182.22      4,502.93
      5         5,000.00      5,396.26      5,307.36      5,802.44
      6         6,013.60      6,677.32      6,466.24      7,179.91
      7         7,123.70      8,035.23      7,659.89      8,640.04
      8         8,267.10      9,474.63      8,889.35     10,187.77
      9         9,444.80     11,000.38     10,155.70     11,828.37
     10        10,657.83     12,617.68     11,460.03     13,567.40
     11        11,907.25     14,332.03     12,803.50     15,410.78
     12        13,194.16     16,149.23     14,187.27     17,364.76
     13        14,519.67     18,075.46     15,612.55     19,435.98
     14        15,884.95     20,117.27     17,080.59     21,631.47
     15        17,291.19     22,281.58     18,592.68     23,958.69
     16        18,739.61     24,575.75     20,150.12     26,425.54
     17        20,231.49     27,007.58     21,754.29     29,040.40
     18        21,768.12     29,585.31     23,406.58     31,812.16
     19        23,350.85     32,317.70     25,108.44     34,750.22
     20        24,981.07     35,214.04     26,861.36     37,864.56
     21        26,660.19     38,284.17     28,666.87     41,165.77
     22        28,389.68     41,538.50     30,526.54     44,665.05
     23        30,171.06     44,988.08     32,442.00     48,374.28
     24        32,005.88     48,644.65     34,414.92     52,306.07
     25        33,895.74     52,520.60     36,447.04     56,473.77
     26        35,842.30     56,629.12     38,540.11     60,891.52
     27        37,847.26     60,984.14     40,695.98     65,574.34
     28        39,912.37     65,600.47     42,916.52     70,538.14
     29        42,039.43     70,493.77     45,203.68     75,799.76
     30        44,230.30     75,680.68     47,559.46     81,377.07
     31        46,486.89     81,178.79     49,985.91     87,289.03
     32        48,811.19     87,006.80     52,485.15     93,555.70
     33        51,205.21     93,184.49     55,059.37    100,198.37
     34        53,671.06     99,732.83     57,710.81    107,239.61
     35        56,210.88    106,674.08     60,441.80    114,703.31
     36        58,826.89    114,031.80     63,254.72    122,614.84
     37        61,521.38    121,830.99     66,152.03    131,001.06
     38        64,296.71    130,098.12     69,136.25    139,890.45
     39        67,155.30    138,861.29     72,210.00    149,313.21
     40        70,099.65    148,150.24     75,375.97    159,301.34
     41        73,132.33    157,996.54     78,636.91    169,888.75
     42        76,255.99    168,433.61     81,995.68    181,111.41
     43        79,473.35    179,496.90     85,455.22    193,007.42
     44        82,787.24    191,224.00     89,018.54    205,617.20
     45        86,200.55    203,654.71     92,688.76    218,983.56
     46        89,716.25    216,831.28     96,469.09    233,151.91
     47        93,337.43    230,798.43    100,362.83    248,170.35
     48        97,067.24    245,603.61    104,373.38    264,089.91
     49       100,908.94    261,297.11    108,504.24    280,964.63
     50       104,865.90    277,932.21    112,759.03    298,851.84
-------------------------------------------------------------------------

TABLE II
ACCOUNT BALANCES AND CASH VALUES
(ASSUMING A SINGLE CONTRIBUTION OF $1,000 AND NO FURTHER CONTRIBUTION)

----------------------------------------------------------------
                    Cash Value              Account Balance
----------------------------------------------------------------
   Attained       3%           6%           3%            6%
     Age       Minimum    Illustrated    Minimum     Illustrated
  Year End    Guarantee       Rate      Guarantee       Rate
----------------------------------------------------------------
      1      $999.66    $ 1,000.00    $ 999.66    $ 1,029.33
      2       999.32      1,000.00      999.32      1,060.42
      3       998.96      1,016.84      998.96      1,093.38
      4       998.60      1,049.33      998.60      1,128.31
      5       998.22      1,083.77      998.22      1,165.34
      6       997.83      1,120.27      997.83      1,204.59
      7       997.43      1,158.96      997.43      1,246.20
      8       997.02      1,199.98      997.02      1,290.30
      9       996.60      1,243.46      996.60      1,337.05
     10       996.16      1,289.54      996.16      1,386.60
     11       995.71      1,338.39      995.71      1,439.13
     12       995.25      1,390.17      995.25      1,494.81
     13       994.77      1,445.06      994.77      1,553.83
     14       994.28      1,503.24      994.28      1,616.39
     15       993.77      1,564.92      993.77      1,682.70
     16       993.25      1,630.29      993.25      1,753.00
     17       992.71      1,699.58      992.71      1,827.51
     18       992.16      1,773.04      992.16      1,906.49
     19       991.59      1,850.90      991.59      1,990.21
     20       991.00      1,933.43      991.00      2,078.95
     21       990.39      2,020.91      990.39      2,173.02
     22       989.77      2,113.64      989.77      2,272.73
     23       989.13      2,211.94      989.13      2,378.43
     24       988.47      2,316.13      988.47      2,490.46
     25       987.79      2,426.57      987.79      2,609.22
     26       987.09      2,543.65      987.09      2,735.10
     27       986.36      2,667.74      986.36      2,868.54
     28       985.62      2,799.28      985.62      3,009.98
     29       984.85      2,938.72      984.85      3,159.91
     30       984.06      3,086.52      984.06      3,318.84
     31       983.25      3,243.19      983.25      3,487.30
     32       982.41      3,409.26      982.41      3,665.87
     33       981.55      3,585.29      981.55      3,855.15
     34       980.66      3,771.88      980.66      4,055.79
     35       979.74      3,969.68      979.74      4,268.47
     36       978.80      4,179.34      978.80      4,493.91
     37       977.82      4,401.58      977.82      4,732.88
     38       976.82      4,637.15      976.82      4,986.18
     39       975.79      4,886.85      975.79      5,254.68
     40       974.73      5,151.54      974.73      5,539.29
     41       973.64      5,432.11      973.64      5,840.98
     42       972.51      5,729.52      972.51      6,160.77
     43       971.35      6,044.77      971.35      6,499.75
     44       970.16      6,378.93      970.16      6,859.07
     45       968.93      6,733.15      968.93      7,239.94
     46       967.66      7,108.61      967.66      7,643.67
     47       966.35      7,506.61      966.35      8,071.62
     48       965.01      7,928.48      965.01      8,525.25
     49       963.63      8,375.67      963.63      9,006.10
     50       962.20      8,849.69      962.20      9,515.79
----------------------------------------------------------------

HOW WE DETERMINE UNIT VALUES

Unit values for the Funds are determined at the end of each Business Day.

The unit value of any Fund for any Business Day is equal to the unit value for the preceding business day multiplied by the "net investment factor" for that Fund on that Business Day.

A net investment factor for each Fund is determined every Business Day as follows:

o First, we take the value of the shares held by the Fund in the corresponding Portfolio of EQ Advisors Trust, at the close of business that day (before giving effect to any amounts allocated to or withdrawn from the Fund for that day). For this purpose, we use the share value reported to us by the Portfolio.

o Then, we divide this amount by the value of the amounts in the Fund at the close of business on the preceding Business Day (after giving effect to any amounts allocated or withdrawn for that day).

o Finally, we subtract any daily charge for fees or expenses payable by the Fund.

ILLUSTRATION OF CHANGES IN UNIT VALUES

Generally, if on a particular Business Day investment income and realized and unrealized capital gains exceed realized and unrealized capital losses and any expense charges, the unit value would be greater than the value for the previous period.

For example, assume that at the close of trading on a Monday, the value of a Fund's assets is $2,500,000, and the unit value is $10. If on the next Business Day, Tuesday, the investment income and realized and unrealized capital gains exceed realized and unrealized losses by $7,500, and the daily accrual for expenses charged to the Trust is $50, the unit value for that day would be calculated as follows:

--------------------------------------------------------------------------
1.   Unit value for Monday .................................   $        10
2.   Value of assets at close of business on Monday ........   $ 2,500,000
3.   Excess of investment income and realized and
       unrealized capital gains over realized and
       unrealized losses ...................................   $     7,500
4.   Daily accrual for expenses (administration charges
       and certain expenses borne directly by the
       Funds) charged to the Investment Fund ...............   $        50
5.   Value of assets, less charge for expenses, at close
       of business day On Tuesday, ((2) + (3) - (4)) .......   $ 2,507,450
6.   Net investment factor ((5) divided by (2)) ............       1.00298
7.   Unit value for Tuesday ((1) x (6)) ....................   $   10.0298
--------------------------------------------------------------------------

If, on the other hand, the realized and unrealized losses exceeded investment income and realized and unrealized capital gains on that day by $7,500, the unit value for Tuesday would have been $9.9698.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

There is no custodian for the shares of the Trusts owned by Separate Account No. 301.

The financial statements of the Separate Account at December 31, 2006 and for each of the two years in the period ended December 31, 2006, and the consolidated financial statements of AXA Equitable at December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of AXA Equitable at December 31, 2005 and for each of the two years in the period ended December 31, 2005 are also included in this SAI in reliance on the reports of KPMG LLP, an independent registered public accounting firm, on (i) the consolidated financial statements of AllianceBernstein L.P. as of December 31, 2005 and for each of the years in the two-year period ended December 31, 2005, and the December 31, 2005 financial statement schedule, and (ii) the financial statements of AllianceBernstein Holding L.P. (together "AllianceBernstein", formerly "Alliance") as of December 31, 2005 and for each of the years in the two-year period ended December 31, 2005. The reports are given on the authority of said firms as experts in auditing and accounting.

KPMG LLP was AllianceBernstein's independent registered public accounting firm as of December 31, 2005 and for each of the years in the two-year period ended December 31, 2005. On March 8, 2006, KPMG LLP was terminated, and PricewaterhouseCoopers LLP was appointed as AllianceBernstein's independent registered public accounting firm, as disclosed on AXA Equitable's Report on Form 8-K filed on March 13, 2006. AllianceBernstein Corporation, an indirect wholly owned subsidiary of AXA Equitable, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


DISTRIBUTION OF THE CERTIFICATES

Employees of AXA Equitable perform all marketing and service functions under the Certificate. AXA Equitable pays no sales commissions with respect to units of interest in Separate Account 301 under the Certificates; however, incentive compensation that ranges from .40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to these AXA Equitable employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.

FINANCIAL STATEMENTS

You should consider the financial statements of AXA Equitable included herein only as bearing upon the ability of AXA Equitable to meet its obligations under the certificates. The financial statements begin on page FSA-1.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm................    FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December
    31, 2006...........................................................    FSA-3
   Statements of Operations for the Year Ended December
    31, 2006...........................................................    FSA-5
   Statements of Changes in Net Assets for the Years Ended December
    31, 2006 and 2005..................................................    FSA-7
   Notes to Financial Statements.......................................   FSA-11


AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm..................    F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2006 and 2005...............    F-2
Consolidated Statements of Earnings, Years Ended December 31, 2006,
    2005 and 2004........................................................    F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
   Income, Years Ended December 31, 2006, 2005 and 2004..................    F-4
   Consolidated Statements of Cash Flows, Years Ended December 31,
    2006, 2005 and 2004..................................................    F-5
   Notes to Consolidated Financial Statements............................    F-7


                                     FSA-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 301 of AXA Equitable Life Insurance Company:



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 301 at December 31, 2006, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in The Trusts at December 31, 2006 by correspondence with the transfer agent of The Trusts, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
New York, New York
April 20, 2007

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2006


                                                                             AXA Premier     AXA Premier     AXA Premier
                                                           AXA Moderate    VIP Aggressive      VIP High          VIP
                                                            Allocation         Equity           Yield         Technology
                                                         ---------------- ---------------- --------------- ---------------
Assets:
Investments in shares of the Trusts, at fair value .....   $ 35,781,660     $ 4,098,473      $ 1,345,829     $ 1,287,586
Receivable for Trusts shares sold ......................          2,739             342               --              --
Receivable for policy-related transactions .............             --              --               --              --
                                                           ------------     -----------      -----------     -----------
  Total assets .........................................     35,784,399       4,098,815        1,345,829       1,287,586
                                                           ------------     -----------      -----------     -----------
Liabilities:
Payable for Trusts shares purchased ....................             --              --               --              --
Payable for policy-related transactions ................        126,464          13,802            8,976             310
                                                           ------------     -----------      -----------     -----------
  Total liabilities ....................................        126,464          13,802            8,976             310
                                                           ------------     -----------      -----------     -----------
Net Assets: ............................................   $ 35,657,935     $ 4,085,013      $ 1,336,853     $ 1,287,276
                                                           ============     ===========      ===========     ===========
Accumulation Units .....................................     35,657,935       4,085,013        1,336,853       1,287,276
                                                           ------------     -----------      -----------     -----------
Total net assets .......................................   $ 35,657,935     $ 4,085,013      $ 1,336,853     $ 1,287,276
                                                           ============     ===========      ===========     ===========
Investments in shares of the Trusts, at cost ...........   $ 34,459,423     $ 3,597,251      $ 1,481,458     $ 1,062,737
Trusts shares held
 Class A ...............................................      2,113,029         142,399          239,965              --
 Class B ...............................................             --              --               --         117,292
Units outstanding (000's) ..............................            291             101               37              99
Unit value .............................................   $     122.66     $     40.61      $     36.35     $     12.98



                                                                                                          EQ/AllianceBernstein
                                                                                  EQ/ AllianceBernstein       Intermediate
                                                          EQ/ AllianceBernstein         Growth and             Government
                                                               Common Stock               Income               Securities
                                                         ----------------------- ----------------------- ---------------------
Assets:
Investments in shares of the Trusts, at fair value .....      $ 70,850,961            $ 11,385,530            $ 5,163,593
Receivable for Trusts shares sold ......................             4,125                      --                    456
Receivable for policy-related transactions .............                --                      --                     --
                                                              ------------            ------------            -----------
  Total assets .........................................        70,855,086              11,385,530              5,164,049
                                                              ------------            ------------            -----------
Liabilities:
Payable for Trusts shares purchased ....................                --                   1,316                     --
Payable for policy-related transactions ................           286,121                  48,434                 78,978
                                                              ------------            ------------            -----------
  Total liabilities ....................................           286,121                  49,750                 78,978
                                                              ------------            ------------            -----------
Net Assets: ............................................      $ 70,568,965            $ 11,335,780            $ 5,085,071
                                                              ============            ============            ===========
Accumulation Units .....................................        70,568,965              11,335,780              5,085,071
                                                              ------------            ------------            -----------
Total net assets .......................................      $ 70,568,965            $ 11,335,780            $ 5,085,071
                                                              ============            ============            ===========
Investments in shares of the Trusts, at cost ...........      $ 58,337,404            $  9,543,145            $ 5,395,175
Trusts shares held
 Class A ...............................................         3,579,103                 546,682                533,810
 Class B ...............................................                --                      --                     --
Units outstanding (000's) ..............................               330                     288                     77
Unit value .............................................      $     213.59            $      39.30            $     66.34

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2006


                                                                                  EQ/Capital
                                                          EQ/AllianceBernstein     Guardian      EQ/Equity
                                                              International      U.S. Equity     500 Index
                                                         ---------------------- ------------- ---------------
Assets:
Investments in shares of the Trusts, at fair value .....      $ 8,508,573         $ 660,007     $ 5,551,503
Receivable for Trusts shares sold ......................               --                 9              --
Receivable for policy-related transactions .............               --                --              --
                                                              -----------         ---------     -----------
  Total assets .........................................        8,508,573           660,016       5,551,503
                                                              -----------         ---------     -----------
Liabilities:
Payable for Trusts shares purchased ....................              236                --           1,345
Payable for policy-related transactions ................           37,017               269           2,422
                                                              -----------         ---------     -----------
  Total liabilities ....................................           37,253               269           3,767
                                                              -----------         ---------     -----------
Net Assets: ............................................      $ 8,471,320         $ 659,747     $ 5,547,736
                                                              ===========         =========     ===========
Accumulation Units .....................................        8,471,320           659,747       5,547,736
                                                              -----------         ---------     -----------
Total net assets .......................................      $ 8,471,320         $ 659,747     $ 5,547,736
                                                              ===========         =========     ===========
Investments in shares of the Trusts, at cost ...........      $ 7,693,535         $ 635,102     $ 4,586,514
Trusts shares held
 Class A ...............................................          590,090                --              --
 Class B ...............................................               --            55,972         215,228
Units outstanding (000's) ..............................              350                42             561
Unit value .............................................      $     24.20         $   15.71     $      9.88



                                                            EQ/Mercury         EQ/MFS
                                                          International   Emerging Growth      EQ/Money         EQ/Small
                                                              Value          Companies          Market         Cap Value
                                                         --------------- ----------------- ---------------- ---------------
Assets:
Investments in shares of the Trusts, at fair value .....   $ 1,744,151      $ 1,229,456      $ 19,495,373     $ 2,979,736
Receivable for Trusts shares sold ......................            --               --            62,523              --
Receivable for policy-related transactions .............         6,762               --                --          45,140
                                                           -----------      -----------      ------------     -----------
  Total assets .........................................     1,750,913        1,229,456        19,557,896       3,024,876
                                                           -----------      -----------      ------------     -----------
Liabilities:
Payable for Trusts shares purchased ....................         7,974               66                --          47,199
Payable for policy-related transactions ................            --              702           154,007              --
                                                           -----------      -----------      ------------     -----------
  Total liabilities ....................................         7,974              768           154,007          47,199
                                                           -----------      -----------      ------------     -----------
Net Assets: ............................................   $ 1,742,939      $ 1,228,688      $ 19,403,889     $ 2,977,677
                                                           ===========      ===========      ============     ===========
Accumulation Units .....................................     1,742,939        1,228,688        19,403,889       2,977,677
                                                           -----------      -----------      ------------     -----------
Total net assets .......................................   $ 1,742,939      $ 1,228,688      $ 19,403,889     $ 2,977,677
                                                           ===========      ===========      ============     ===========
Investments in shares of the Trusts, at cost ...........   $ 1,454,300      $   947,429      $ 19,540,320     $ 3,033,366
Trusts shares held
 Class A ...............................................            --               --        19,494,713              --
 Class B ...............................................       104,599           79,836                --         217,326
Units outstanding (000's) ..............................           100              104               550             147
Unit value .............................................   $     17.40      $     11.85      $      35.25     $     20.23

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                     AXA Premier    AXA Premier
                                                    AXA Moderate   VIP Aggressive     VIP High      AXA Premier
                                                     Allocation        Equity          Yield      VIP Technology
                                                   -------------- ---------------- ------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................   $1,002,662      $   7,461       $  94,807       $     --
 Expenses:
  Asset-based charges ............................      184,101         21,855           9,491          3,120
  Less: Reduction for expense limitation .........       (3,594)            --              --             --
                                                     ----------      ---------       ---------       --------
  Net Expenses ...................................      180,507         21,855           9,491          3,120
                                                     ----------      ---------       ---------       --------
Net Investment Income (Loss) .....................      822,155        (14,394)         85,316         (3,120)
                                                     ----------      ---------       ---------       --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       57,531         77,753         (30,736)        34,184
  Realized gain distribution from The Trusts .....      282,802             --              --             --
                                                     ----------      ---------       ---------       --------
 Net realized gain (loss) ........................      340,333         77,753         (30,736)        34,184
                                                     ----------      ---------       ---------       --------
 Change in unrealized appreciation
  (depreciation) of investments ..................    2,207,480        120,402          69,025         42,571
                                                     ----------      ---------       ---------       --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    2,547,813        198,155          38,289         76,755
                                                     ----------      ---------       ---------       --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................   $3,369,968      $ 183,761       $ 123,605       $ 73,635
                                                     ==========      =========       =========       ========


                                                                                                    EQ/AllianceBernstein
                                                                            EQ/ AllianceBernstein       Intermediate
                                                    EQ/ AllianceBernstein         Growth and             Government
                                                         Common Stock               Income               Securities
                                                   ----------------------- ----------------------- ---------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................        $1,000,082              $  170,452             $ 219,287
 Expenses:
  Asset-based charges ............................           426,050                  69,076                49,185
  Less: Reduction for expense limitation .........                --                      --               (31,624)
                                                          ----------              ----------             ---------
  Net Expenses ...................................           426,050                  69,076                17,561
                                                          ----------              ----------             ---------
Net Investment Income (Loss) .....................           574,032                 101,376               201,726
                                                          ----------              ----------             ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............         1,397,383                 164,938               (61,476)
  Realized gain distribution from The Trusts .....                --                 515,895                    --
                                                          ----------              ----------             ---------
 Net realized gain (loss) ........................         1,397,383                 680,833               (61,476)
                                                          ----------              ----------             ---------
 Change in unrealized appreciation
  (depreciation) of investments ..................         4,965,912                 975,432                19,076
                                                          ----------              ----------             ---------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................         6,363,295               1,656,265               (42,400)
                                                          ----------              ----------             ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................        $6,937,327              $1,757,641             $ 159,326
                                                          ==========              ==========             =========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                            EQ/Capital
                                                    EQ/AllianceBernstein     Guardian    EQ/Equity
                                                        International      U.S. Equity   500 Index
                                                   ---------------------- ------------- -----------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................       $  129,961         $  7,969     $ 80,088
 Expenses:
  Asset-based charges ............................           47,508            1,545       22,259
  Less: Reduction for expense limitation .........               --               --           --
                                                         ----------         --------     --------
  Net Expenses ...................................           47,508            1,545       22,259
                                                         ----------         --------     --------
Net Investment Income (Loss) .....................           82,453            6,424       57,829
                                                         ----------         --------     --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        1,169,502           16,374      274,279
  Realized gain distribution from The Trusts .....          564,120           38,527      152,121
                                                         ----------         --------     --------
 Net realized gain (loss) ........................        1,733,622           54,901      426,400
                                                         ----------         --------     --------
 Change in unrealized appreciation
  (depreciation) of investments ..................         (428,815)          (4,815)     209,812
                                                         ----------         --------     --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        1,304,807           50,086      636,212
                                                         ----------         --------     --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................       $1,387,260         $ 56,510     $694,041
                                                         ==========         ========     ========



                                                                      EQ/MFS
                                                      EQ/Mercury     Emerging
                                                    International     Growth     EQ/ Money   EQ/Small
                                                        Value        Companies     Market    Cap Value
                                                   --------------- ------------ ----------- ----------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................     $ 52,715     $       --   $ 901,995   $155,738
 Expenses:
  Asset-based charges ............................        7,231          5,374     114,708     12,571
  Less: Reduction for expense limitation .........           --             --     (17,472)        --
                                                       --------     ----------   ---------   --------
  Net Expenses ...................................        7,231          5,374      97,236     12,571
                                                       --------     ----------   ---------   --------
Net Investment Income (Loss) .....................       45,484         (5,374)    804,759    143,167
                                                       --------     ----------   ---------   --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      131,392        111,888     (46,092)    69,485
  Realized gain distribution from The Trusts .....       59,043             --          --    189,855
                                                       --------     ----------   ---------   --------
 Net realized gain (loss) ........................      190,435        111,888     (46,092)   259,340
                                                       --------     ----------   ---------   --------
 Change in unrealized appreciation
  (depreciation) of investments ..................      140,129        (25,139)     46,449     14,764
                                                       --------     ----------   ---------   --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      330,564         86,749         357    274,104
                                                       --------     ----------   ---------   --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $376,048     $   81,375   $ 805,116   $417,271
                                                       ========     ==========   =========   ========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                         AXA Moderate                    AXA Premier VIP
                                                          Allocation                    Aggressive Equity
                                                ------------------------------- ---------------------------------
                                                      2006            2005            2006             2005
                                                --------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $    822,155    $    746,331      $ (14,394)       $ (22,185)
 Net realized gain (loss) on investments ......       340,333        (156,808)        77,753            1,553
 Change in unrealized appreciation
  (depreciation) of investments ...............     2,207,480         998,163        120,402          316,496
                                                 ------------    ------------      ---------        ---------
 Net increase (decrease) in net assets from
  operations ..................................     3,369,968       1,587,686        183,761          295,864
                                                 ------------    ------------      ---------        ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     1,165,810       1,128,478        286,509          212,938
  Transfers between funds including
   guaranteed rate account, net ...............        25,018        (396,913)         3,027          (87,122)
  Transfers for contract benefits and
   terminations ...............................    (3,666,555)     (3,509,920)      (479,304)        (320,527)
  Contract maintenance charges ................       (48,417)        (19,591)        (1,669)          (2,344)
                                                 ------------    ------------      ---------        ---------
 Net increase (decrease) in net assets from
  contractowners transactions .................    (2,524,144)     (2,797,946)      (191,437)        (197,055)
                                                 ------------    ------------      ---------        ---------
Increase (Decrease) in Net Assets .............       845,824      (1,210,260)        (7,676)          98,809
Net Assets -- Beginning of Period .............    34,812,111      36,022,369      4,092,689        3,993,881
                                                 ------------    ------------      ---------        ---------
Net Assets -- End of Period ...................  $ 35,657,935    $ 34,812,111      $4,085,013       $4,092,689
                                                 ============    ============      ==========       ==========
Changes in Units (000's):
  Issued ......................................            13              13             14                6
  Redeemed ....................................           (34)            (39)           (19)             (11)
                                                 ------------    ------------      ----------       ----------
  Net Increase (Decrease) .....................           (21)            (26)            (5)              (5)
                                                 ============    ============      ==========       ==========



                                                         AXA Premier VIP                  AXA Premier VIP
                                                           High Yield                       Technology
                                                --------------------------------- -------------------------------
                                                      2006             2005            2006            2005
                                                ---------------- ---------------- -------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................    $   85,316       $   99,662      $    (3,120)     $   (2,035)
 Net realized gain (loss) on investments ......       (30,736)         (26,720)          34,184           5,098
 Change in unrealized appreciation
  (depreciation) of investments ...............        69,025          (36,712)          42,571         131,971
                                                   ----------       ----------      ------------     ----------
 Net increase (decrease) in net assets from
  operations ..................................       123,605           36,230           73,635         135,034
                                                   ----------       ----------      ------------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......       106,952          171,858          108,939         447,475
  Transfers between funds including
   guaranteed rate account, net ...............       (50,142)         (97,277)         121,609          15,904
  Transfers for contract benefits and
   terminations ...............................      (229,873)         (92,183)         (84,760)        (29,811)
  Contract maintenance charges ................        (1,570)            (343)            (622)             20
                                                   ----------       ----------      ------------     ----------
 Net increase (decrease) in net assets from
  contractowners transactions .................      (174,633)         (17,945)         145,166         433,588
                                                   ----------       ----------      ------------     ----------
Increase (Decrease) in Net Assets .............       (51,028)          18,285          218,801         568,624
Net Assets -- Beginning of Period .............     1,387,881        1,369,596        1,068,475         499,851
                                                   ----------       ----------      ------------     ----------
Net Assets -- End of Period ...................    $1,336,853       $1,387,881      $ 1,287,276      $1,068,475
                                                   ==========       ==========      ============     ==========
Changes in Units (000's):
  Issued ......................................             5                8              25               49
  Redeemed ....................................           (10)              (8)            (14)              (7)
                                                   ----------       ----------     ------------      -----------
  Net Increase (Decrease) .....................            (5)              --              11                42
                                                   ===========      ==========     ============      ===========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                      EQ/AllianceBernstein            EQ/AllianceBernstein
                                                          Common Stock                  Growth and Income
                                                -------------------------------- -------------------------------
                                                      2006            2005             2006            2005
                                                --------------- ---------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $    574,032    $      330,501   $    101,376    $     58,763
 Net realized gain (loss) on investments ......     1,397,383         1,079,715        680,833         432,240
 Change in unrealized appreciation
  (depreciation) of investments ...............     4,965,912         1,176,800        975,432           8,461
                                                 ------------    --------------   ------------    ------------
 Net increase (decrease) in net assets from
  operations ..................................     6,937,327         2,587,016      1,757,641         499,464
                                                 ------------    --------------   ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......       835,607         1,116,305        646,138       1,095,782
  Transfers between funds including
   guaranteed rate account, net ...............      (935,020)       (2,278,671)        22,644         541,716
  Transfers for contract benefits and
   terminations ...............................    (8,134,693)      (10,233,216)    (1,143,334)     (1,269,176)
  Contract maintenance charges ................       (18,833)           (3,261)         4,898            (853)
                                                 ------------    --------------   ------------    ------------
 Net increase (decrease) in net assets from
  contractowners transactions .................    (8,252,939)      (11,398,843)      (469,654)        367,469
                                                 ------------    --------------   ------------    ------------
Increase (Decrease) in Net Assets .............    (1,315,612)       (8,811,827)     1,287,987         866,933
Net Assets -- Beginning of Period .............    71,884,577        80,696,404     10,047,793       9,180,860
                                                 ------------    --------------   ------------    ------------
Net Assets -- End of Period ...................  $ 70,568,965    $   71,884,577   $ 11,335,780    $ 10,047,793
                                                 ============    ==============   ============    ============
Changes in Units (000's):
  Issued ......................................            14                29             30              56
  Redeemed ....................................           (55)              (91)           (44)            (44)
                                                 ------------    --------------   ------------    ------------
  Net Increase (Decrease) .....................           (41)              (62)           (14)             12
                                                 ============    ==============   ============    ============



                                                     EQ/AllianceBernstein
                                                         Intermediate              EQ/AllianceBernstein
                                                    Government Securities              International
                                                ------------------------------ -----------------------------
                                                      2006           2005           2006           2005
                                                --------------- -------------- -------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $     201,726    $  237,504     $   82,453     $   63,139
 Net realized gain (loss) on investments ......        (61,476)      (17,231)     1,733,622        707,898
 Change in unrealized appreciation
  (depreciation) of investments ...............         19,076      (136,195)      (428,815)       (98,455)
                                                 -------------    ----------     ----------     ----------
 Net increase (decrease) in net assets from
  operations ..................................        159,326        84,078      1,387,260        672,582
                                                 -------------    ----------     ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......        191,529       333,969        347,835        253,303
  Transfers between funds including
   guaranteed rate account, net ...............       (846,076)     (103,346)     1,498,039        922,500
  Transfers for contract benefits and
   terminations ...............................     (1,072,907)     (998,379)      (577,991)      (577,176)
  Contract maintenance charges ................        (17,935)       (5,949)         5,215          1,026
                                                 -------------    ----------     ----------     ----------
 Net increase (decrease) in net assets from
  contractowners transactions .................     (1,745,389)     (773,705)     1,273,098        599,653
                                                 -------------    ----------     ----------     ----------
Increase (Decrease) in Net Assets .............     (1,586,063)     (689,627)     2,660,358      1,272,235
Net Assets -- Beginning of Period .............      6,671,134     7,360,761      5,810,962      4,538,727
                                                 -------------    ----------     ----------     ----------
Net Assets -- End of Period ...................  $   5,085,071    $6,671,134     $8,471,320     $5,810,962
                                                 =============    ==========     ==========     ==========
Changes in Units (000's):
  Issued ......................................              4            10            215            140
  Redeemed ....................................            (30)          (22)          (161)          (109)
                                                 -------------    ----------     ----------     ----------
  Net Increase (Decrease) .....................            (26)          (12)            54             31
                                                 =============    ==========     ==========     ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     EQ/Capital Guardian                  EQ/Equity
                                                         U.S. Equity                      500 Index
                                                ------------------------------ -------------------------------
                                                      2006           2005            2006            2005
                                                --------------- -------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $    6,424      $  1,578        $   57,829      $    43,687
 Net realized gain (loss) on investments ......       54,901        34,748           426,400          191,370
 Change in unrealized appreciation
  (depreciation) of investments ...............       (4,815)         (513)          209,812          (46,834)
                                                  ----------      --------         ---------      -----------
 Net increase (decrease) in net assets from
  operations ..................................       56,510        35,813           694,041          188,223
                                                  ----------      --------         ---------      -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......      118,411       133,580           620,956          417,531
  Transfers between funds including
   guaranteed rate account, net ...............       42,995        14,650           241,770            8,419
  Transfers for contract benefits and
   terminations ...............................     (109,356)      (55,214)         (879,391)        (353,123)
  Contract maintenance charges ................         (675)       (2,176)           (4,853)         (24,565)
                                                  ----------      --------        ----------      -----------
 Net increase (decrease) in net assets from
  contractowners transactions .................       51,375        90,840           (21,518)          48,262
                                                  ----------      --------        ----------      -----------
Increase (Decrease) in Net Assets .............      107,885       126,653           672,523          236,484
Net Assets -- Beginning of Period .............      551,862       425,209         4,875,213        4,638,729
                                                  ----------      --------        ----------      -----------
Net Assets -- End of Period ...................   $  659,747      $551,862        $5,547,736      $4,875,213
                                                  ==========      ========        ==========      ==========
Changes in Units (000's):
  Issued ......................................           12            14              110               87
  Redeemed ....................................           (8)           (7)            (114)             (78)
                                                  -------------   ---------       ----------      ----------
  Net Increase (Decrease) .....................            4             7               (4)               9
                                                  ============    =========       ==========      ==========



                                                         EQ/Mercury                   EQ/MFS Emerging
                                                     International Value             Growth Companies
                                                ----------------------------- -------------------------------
                                                     2006           2005           2006            2005
                                                -------------- -------------- -------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   45,484     $   16,534     $   (5,374)     $   (4,663)
 Net realized gain (loss) on investments ......      190,435         64,782        111,888          76,494
 Change in unrealized appreciation
  (depreciation) of investments ...............      140,129        (10,673)       (25,139)         27,758
                                                  ----------     ----------     ----------      ----------
 Net increase (decrease) in net assets from
  operations ..................................      376,048         70,643         81,375          99,589
                                                  ----------     ----------     ----------       ---------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......      176,212        167,212        120,688         133,300
  Transfers between funds including
   guaranteed rate account, net ...............     (249,837)       637,072         (7,069)           (965)
  Transfers for contract benefits and
   terminations ...............................     (141,657)      (119,918)      (219,312)       (229,928)
  Contract maintenance charges ................       (6,683)          (469)        (1,206)           (209)
                                                  ----------     ----------     ----------      ----------
 Net increase (decrease) in net assets from
  contractowners transactions .................     (221,965)       683,897       (106,899)        (97,802)
                                                  ----------     ----------     ----------      ----------
Increase (Decrease) in Net Assets .............      154,083        754,540        (25,524)          1,787
Net Assets -- Beginning of Period .............    1,588,856        834,316      1,254,212       1,252,425
                                                  ----------     ----------     ----------      ----------
Net Assets -- End of Period ...................   $1,742,939     $1,588,856     $1,228,688      $1,254,212
                                                  ==========     ==========     ==========      ==========
Changes in Units (000's):
  Issued ......................................           35            124             20              16
  Redeemed ....................................          (49)           (76)           (30)            (25)
                                                  ----------     ----------     ----------      ----------
  Net Increase (Decrease) .....................          (14)            48            (10)             (9)
                                                  ==========     ==========     ==========      ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                                EQ/Money                               EQ/Small
                                                                 Market                                Cap Value
                                                  -------------------------------------   -----------------------------------
                                                         2006                2005               2006               2005
                                                  -----------------   -----------------   ----------------   ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................     $   804,759         $   436,544          $  143,167          $  104,021
 Net realized gain (loss) on investments ......         (46,092)            (33,065)            259,340             358,754
 Change in unrealized appreciation
  (depreciation) of investments ...............          46,449              16,003              14,764            (360,357)
                                                    -----------         -----------          ----------          ----------
 Net increase (decrease) in net assets from
  operations ..................................         805,116             419,482             417,271             102,418
                                                    -----------         -----------          ----------          ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......       1,743,415           2,357,671             291,832             288,754
  Transfers between funds including
   guaranteed rate account, net ...............       3,463,078           1,112,781            (102,826)             15,626
  Transfers for contract benefits and
   terminations ...............................      (5,231,993)         (3,505,215)           (319,392)           (365,933)
  Contract maintenance charges ................         (27,821)            (21,268)             (2,959)                 84
                                                    -----------         -----------          ----------          ----------
 Net increase (decrease) in net assets from
  contractowners transactions .................         (53,321)            (56,031)           (133,345)            (61,469)
                                                    -----------         -----------          ----------          ----------
Increase (Decrease) in Net Assets .............         751,795             363,451             283,926              40,948
Net Assets -- Beginning of Period .............      18,652,094          18,288,643           2,693,751           2,652,803
                                                    -----------         -----------          ----------          ----------
Net Assets -- End of Period ...................     $19,403,889         $18,652,094          $2,977,677          $2,693,751
                                                    ===========         ===========          ==========          ==========
Changes in Units (000's):
  Issued ......................................             270                 255                  64                  60
  Redeemed ....................................            (271)               (257)                (71)                (64)
                                                    -----------         -----------          ----------          ----------
  Net Increase (Decrease) .....................              (1)                 (2)                 (7)                 (4)
                                                    ===========         ===========          ==========          ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements

December 31, 2006


1. Organization

AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) ("AXA Equitable") Separate Account No. 301 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account invests in shares of mutual funds of EQ Advisors Trust ("EQAT") and AXA Premier VIP Trust ("VIP") (collectively "The Trusts"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts has separate investment objectives. These financial statements and notes are those of the Account.

The Account has 14 variable investment funds ("Funds"):
o AXA Moderate Allocation
o AXA Premier VIP Aggressive Equity
o AXA Premier VIP High Yield
o AXA Premier VIP Technology
o EQ/AllianceBernstein Common Stock(1)
o EQ/AllianceBernstein Growth and Income(2)
o EQ/AllianceBernstein Intermediate Government Securities(3)
o EQ/AllianceBernstein International(4)
o EQ/Capital Guardian U.S. Equity
o EQ/Equity 500 Index
o EQ/Mercury International Value
o EQ/MFS Emerging Growth Companies
o EQ/Money Market
o EQ/Small Cap Value(5)

----------
 (1) Formerly known as EQ/Alliance Common Stock
 (2) Formerly known as EQ/Alliance Growth and Income
 (3) Formerly known as EQ/Alliance Intermediate Government Securities
 (4) Formerly known as EQ/Alliance International
 (5) Formerly known as EQ/Lazard Small Cap Value

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable Life's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

The Account is used to fund benefits under certain group annuity contracts and certificates ("Contracts") in connection with individual retirement annuities and tax-sheltered annuity arrangements.


2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
(GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio less liabilities.

Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from the Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of Trust shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions.

Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account predominately related to premiums, surrenders and death benefits.

Payments received from contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed rate account, refiected in the General Account). Contractowners may allocate amounts in their individual accounts to variable investment funds, and/or to the guaranteed rate account of AXA Equitable's General Account. Transfers between funds including the guaranteed rate account, net, represents amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed rate account. The net assets of any variable investment fund may not be less than the aggregate of the Contractowner accounts allocated to that variable investment fund. Additional assets are set aside in AXA Equitable's


                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements (Continued)

December 31, 2006


2. Significant Accounting Policies (Concluded)

General Account to provide for other policy benefits, as required by state insurance law. AXA Equitable's General Account is subject to creditor rights.

Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Included in Contract maintenance charges are administrative charges deducted quarterly under the Contracts.

The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.


3. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:


                                                            Purchases       Sales
                                                          ------------- -------------
AXA Moderate Allocation ...............................    $2,256,650    $ 3,598,611
AXA Premier VIP Aggressive Equity .....................       583,790        782,896
AXA Premier VIP High Yield ............................       246,304        331,479
AXA Premier VIP Technology ............................       309,855        171,827
EQ/AllianceBernstein Common Stock .....................     2,815,838     10,376,896
EQ/AllianceBernstein Growth & Income ..................     1,506,456      1,344,000
EQ/AllianceBernstein Intermediate Government Sec. .....       388,413      1,897,014
EQ/AllianceBernstein International ....................     4,809,727      2,878,368
EQ/Capital Guardian U.S. Equity .......................       222,480        130,549
EQ/Equity 500 Index ...................................     1,107,106        950,997
EQ/Mercury International Value ........................       658,986        782,239
EQ/MFS Emerging Growth Companies ......................       228,978        344,567
EQ/Money Market .......................................     8,748,627      7,957,115
EQ/Small Cap Value ....................................     1,557,028      1,369,236

4. Expenses and Related Party Transactions

The assets in each Fund are invested in shares of a corresponding mutual fund portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the variable investment options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") are subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans"). The Rule 12b-1 Plans provide that The Trusts, on behalf of each Portfolio, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class B shares in respect to activities primarily intended to result in the sale of Class B shares. These fees are reflected in the net asset value of the shares.

AXA Equitable serves as investment manager of The Trusts and as such receives management fees for services performed in its capacity as investment manager of The Trusts. AXA Equitable oversees the activities of the investment advisors with respect to The Trusts and is responsible for retaining or discontinuing the services of those advisors. Fees generally vary depending on net asset levels of individual portfolios and range from a low of 0.10% to a high of 1.20% of average daily net assets. AXA Equitable as investment manager pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio.

AllianceBernstein L.P. (formerly Alliance Capital Management L.P.
("AllianceBernstein")), serves as an investment advisor for the EQ/AllianceBernstein Portfolios, EQ/Equity 500 Index as well as a portion of AXA Premier VIP Aggressive Equity. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

AXA Equitable performs all marketing and service functions under the contract. No commissions are paid for these services.

                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements (Continued)

December 31, 2006


5. Contractowners Charges

The following charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts:


o Administrative fees are charged at an effective annual rate of 0.25% of the net assets of each Fund.
o Direct operating expenses are paid to cover expenses attributable to the operations of each Fund. Direct operating expenses include charges for auditing, printing and mailing expenses.

Under the Contracts, AXA Equitable reimburses EQ/Money Market, EQ/AllianceBernstein Common Stock, EQ/AllianceBernstein Intermediate Government Securities, and AXA Moderate Allocation for the excess of the aggregate expense charges of each Fund (including investment advisory fees and certain other Trust expenses attributable to assets of such Fund invested in a Portfolio of the Trust and the asset-based charges of the Fund, as described above) which during any calendar year exceed 1.5% of the average daily net assets of EQ/AllianceBernstein Common Stock, EQ/AllianceBernstein Intermediate Government Securities, AXA Moderate Allocation, and 1.0% of EQ/Money Market. In addition, AXA Equitable voluntarily reimburses AXA Premier VIP High Yield, AXA Premier VIP Aggressive Equity, and EQ/AllianceBernstein International for aggregate expenses in excess of 1.5% of each Fund's average daily net assets. The voluntary expense limitation may be discontinued by AXA Equitable at its discretion. The above expense reimbursement is disclosed in the Statements of Operations as Reduction for expense limitation.

If the annual amount of management fees applicable to the EQ/Money Market Portfolio and the EQ/AllianceBernstein Intermediate Government Securities Portfolio exceeds 0.35% of the average daily net asset value of either Portfolio, AXA Equitable will reimburse the related Fund for such excess. This expense limitation is a contractual right for Participants who enrolled prior to May 1, 1987 and cannot be changed without the consent of those Participants. AXA Equitable has voluntarily agreed to impose this expense limitation for Participants who enrolled after May 1, 1987 and reserves the right to discontinue this at any time. Any such reimbursements are reflected in the net unit value of the Fund and are included in the Statements of Operations as a Reduction for expense limitation.

A quarterly Participant Service Charge is made for each participant at the end of each calendar quarter before retirement benefits begin. Participant's unit balances are reduced and proceeds are credited to AXA Equitable in payment of the participant's service charge which will not exceed $30 per year.

The following are deducted at the time of transaction from the amounts being transacted:

SEP and SIMPLE enrollment--$25 fee upon enrollment collected either from the employer, or deducted from the first contribution.

Annuity administrative charge--if an annuity option is elected, a $350 charge is deducted from the amount used to purchase the annuity. This charge may be higher depending on the annuity purchase rate.

Taxes--a charge designed to approximate certain taxes that may be imposed and deducted from the amount applied to provide an annuity payout option.

Withdrawal charge (where applicable)--7% charge, not to exceed interest earned, on amounts withdrawn or transferred from Guaranteed rate account before the account's maturity. There are exceptions to withdrawal charge. Charge deducted at time of transfer.


6. Accumulation Unit Values

Shown below is accumulation unit value information for units outstanding throughout the periods indicated. Expenses as a percentage of average net assets (including administrative charges and direct operating expenses) exclude the effect of expenses of the underlying fund portfolios and charges made directly to Contractowner accounts through redemption of units.


                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements (Continued)

December 31, 2006


6. Accumulation Unit Values (Continued)


                                                                         Years Ended December 31,
                                                                         -------------------------
                                                                             2006         2005
                                                                         ------------ ------------
AXA Moderate Allocation (d)
---------------------------
Unit value, end of period ..............................................   $ 122.66    $  111.55
Net Assets (000's) .....................................................   $ 35,657    $  34,812
Number of units outstanding, end of year (000's) .......................        291          312
Expense Ratio ..........................................................       0.52%        0.44%
Total Return* ..........................................................       9.96%        4.57%
AXA Premier VIP Aggressive Equity
----------------------------------
Unit value, end of period ..............................................   $  40.61    $   38.77
Net Assets (000's) .....................................................   $  4,085    $   4,093
Number of units outstanding, end of period (000's) .....................        101          106
Expense Ratio ..........................................................       0.59%        0.48%
Total Return* ..........................................................       4.75%        7.84%
AXA Premier VIP High Yield
---------------------------
Unit value, end of period ..............................................   $  36.35    $   33.22
Net Assets (000's) .....................................................   $  1,337    $   1,387
Number of units outstanding, end of period (000's) .....................         37           42
Expense Ratio ..........................................................       0.45%        0.59%
Total Return* ..........................................................       9.40%        2.58%
AXA Premier VIP Technology (e)
-------------------------------
Unit value, end of period ..............................................   $  12.98    $   12.13
Net Assets (000's) .....................................................   $  1,287    $   1,068
Number of units outstanding, end of year (000's) .......................         99           88
Expense Ratio ..........................................................       0.25%        0.25%
Total Return* ..........................................................       7.03%       10.99%
EQ/AllianceBernstein Common Stock
----------------------------------
Unit value, end of period ..............................................   $ 213.59    $  193.56
Net Assets (000's) .....................................................   $ 70,568    $  71,864
Number of units outstanding, end of period (000's) .....................        330          371
Expense Ratio ..........................................................       0.61%        0.49%
Total Return* ..........................................................      10.35%        3.93%
EQ/AllianceBernstein Growth and Income
---------------------------------------
Unit value, end of period ..............................................   $  39.30    $   33.29
Net Assets (000's) .....................................................   $ 11,335    $  10,048
Number of units outstanding, end of period (000's) .....................        288          302
Expense Ratio ..........................................................       0.43%        0.59%
Total Return* ..........................................................      18.06%        5.01%
EQ/AllianceBernstein Intermediate Government Securities
--------------------------------------------------------
Unit value, end of period ..............................................   $  66.34    $   64.42
Net Assets (000's) .....................................................   $  5,085    $   6,671
Number of units outstanding, end of period (000's) .....................         77          103
Expense Ratio ..........................................................       0.32%        0.29%
Total Return* ..........................................................       2.99%        0.98%
EQ/AllianceBernstein International (c)
---------------------------------------
Unit value, end of period ..............................................   $  24.20    $   19.66
Net Assets (000's) .....................................................   $  8,471    $   5,811
Number of units outstanding, end of period (000's) .....................        350          296
Expense Ratio ..........................................................       0.65%        0.63%
Total Return* ..........................................................      23.09%       14.79%
EQ/Capital Guardian U.S. Equity (b)
------------------------------------
Unit value, end of period ..............................................   $  15.71    $   14.33
Net Assets (000's) .....................................................   $    660    $     552
Number of units outstanding, end of period (000's) .....................         42           38
Expense Ratio ..........................................................       0.25%        0.25%
Total Return* ..........................................................       9.68%        5.74%



                                                                                 Years Ended December 31,
                                                                         ----------------------------------------
                                                                             2004          2003          2002
                                                                         ------------ ------------- -------------
AXA Moderate Allocation (d)
---------------------------
Unit value, end of period ..............................................  $  106.67     $  98.08      $   82.43
Net Assets (000's) .....................................................  $  36,022     $ 35,298      $  32,264
Number of units outstanding, end of year (000's) .......................        338          360            391
Expense Ratio ..........................................................       0.52%        0.43%          0.54%
Total Return* ..........................................................       8.78%       18.99%        (12.94)%
AXA Premier VIP Aggressive Equity
---------------------------------
Unit value, end of period ..............................................  $   35.95     $  32.14      $   23.46
Net Assets (000's) .....................................................  $   3,944     $  3,829      $   3,001
Number of units outstanding, end of period (000's) .....................        111          119            128
Expense Ratio ..........................................................       0.64%        0.61%          0.57%
Total Return* ..........................................................      11.86%       36.98%        (29.12)%
AXA Premier VIP High Yield
--------------------------
Unit value, end of period ..............................................  $   32.39     $  29.93      $   24.54
Net Assets (000's) .....................................................  $   1,370     $  1,251      $     874
Number of units outstanding, end of period (000's) .....................         42           42             36
Expense Ratio ..........................................................       0.71%        0.72%          0.59%
Total Return* ..........................................................       8.14%       21.97%         (3.27)%
AXA Premier VIP Technology (e)
------------------------------
Unit value, end of period ..............................................  $   10.93           --             --
Net Assets (000's) .....................................................  $     500           --             --
Number of units outstanding, end of year (000's) .......................         46           --             --
Expense Ratio ..........................................................       0.25%          --             --
Total Return* ..........................................................       9.43%          --             --
EQ/AllianceBernstein Common Stock
---------------------------------
Unit value, end of period ..............................................  $  186.23     $ 163.68      $  109.83
Net Assets (000's) .....................................................  $  80,696     $ 74,108      $  51,387
Number of units outstanding, end of period (000's) .....................        433          453            468
Expense Ratio ..........................................................       0.58%        0.56%          0.57%
Total Return* ..........................................................      13.78%       49.03%        (33.54)%
EQ/AllianceBernstein Growth and Income
--------------------------------------
Unit value, end of period ..............................................  $   31.70     $  28.31      $   21.79
Net Assets (000's) .....................................................  $   9,181     $  8,403      $   6,714
Number of units outstanding, end of period (000's) .....................        290          297            308
Expense Ratio ..........................................................       0.73%        0.56%          0.56%
Total Return* ..........................................................      12.13%       29.92%        (21.53)%
EQ/AllianceBernstein Intermediate Government Securities
-------------------------------------------------------
Unit value, end of period ..............................................  $   63.79     $  62.50      $   61.41
Net Assets (000's) .....................................................  $   7,361     $  8,512      $   7,584
Number of units outstanding, end of period (000's) .....................        115          136            123
Expense Ratio ..........................................................       0.35%        0.35%          0.25%
Total Return* ..........................................................       2.06%        1.78%          8.56%
EQ/AllianceBernstein International (c)
--------------------------------------
Unit value, end of period ..............................................  $   17.13     $  14.58      $   10.84
Net Assets (000's) .....................................................  $   4,539     $  3,954      $   3,267
Number of units outstanding, end of period (000's) .....................        265          272            302
Expense Ratio ..........................................................       0.87%        0.40%          0.72%
Total Return* ..........................................................      17.49%       34.50%          8.40%
EQ/Capital Guardian U.S. Equity (b)
-----------------------------------
Unit value, end of period ..............................................  $   13.55     $  12.43      $    9.13
Net Assets (000's) .....................................................  $     425     $    124      $      39
Number of units outstanding, end of period (000's) .....................         31           10              4
Expense Ratio ..........................................................       0.25%        0.25%          0.25%
Total Return* ..........................................................       9.21%       36.15%         (8.70)%

                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements (Continued)

December 31, 2006


6. Accumulation Unit Values (Concluded)


                                                                         Years Ended December 31,
                                                                         -------------------------
                                                                             2006         2005
                                                                         ------------ ------------
EQ/Equity 500 Index
-------------------
Unit value, end of period ..............................................   $  9.88      $  8.62
Net Assets (000's) .....................................................   $ 5,548      $ 4,875
Number of units outstanding, end of year (000's) .......................       561          565
Expense Ratio ..........................................................      0.45%        0.45%
Total Return* ..........................................................     14.57%        3.89%
EQ/Mercury International Value (a)
----------------------------------
Unit value, end of period ..............................................   $ 17.40      $ 13.91
Net Assets (000's) .....................................................   $ 1,743      $ 1,589
Number of units outstanding, end of year (000's) .......................       100          114
Expense Ratio ..........................................................      0.45%        0.45%
Total Return* ..........................................................     25.12%       10.38%
EQ/MFS Emerging Growth Companies
--------------------------------
Unit value, end of period ..............................................   $ 11.85      $ 11.05
Net Assets (000's) .....................................................   $ 1,229      $ 1,254
Number of units outstanding, end of year (000's) .......................       104          114
Expense Ratio ..........................................................      0.43%        0.45%
Total Return* ..........................................................      7.29%        8.50%
EQ/Money Market
---------------
Unit value, end of period ..............................................   $ 35.25      $ 33.83
Net Assets (000's) .....................................................   $19,404      $18,652
Number of units outstanding, end of year (000's) .......................       550          551
Expense Ratio ..........................................................      0.50%        0.49%
Total Return* ..........................................................      4.19%        2.33%
EQ/Small Cap Value
------------------
Unit value, end of period ..............................................   $ 20.23      $ 17.50
Net Assets (000's) .....................................................   $ 2,978      $ 2,693
Number of units outstanding, end of period (000's) .....................       147          154
Expense Ratio ..........................................................      0.45%        0.45%
Total Return* ..........................................................     15.59%        4.23%



                                                                                Years Ended December 31,
                                                                         ---------------------------------------
                                                                             2004         2003          2002
                                                                         ------------ ------------ -------------
EQ/Equity 500 Index
-------------------
Unit value, end of period ..............................................   $  8.30      $  7.56      $    5.94
Net Assets (000's) .....................................................   $ 4,639      $ 4,243      $   2,783
Number of units outstanding, end of year (000's) .......................       556          561            469
Expense Ratio ..........................................................      0.45%        0.45%          0.45%
Total Return* ..........................................................      9.95%       27.25%        (22.76)%
EQ/Mercury International Value (a)
----------------------------------
Unit value, end of period ..............................................   $ 12.60      $ 10.39      $    8.16
Net Assets (000's) .....................................................   $   834      $   570      $     400
Number of units outstanding, end of year (000's) .......................        66           55             49
Expense Ratio ..........................................................      0.30%        0.45%          0.45%
Total Return* ..........................................................     21.30%       27.33%        (18.40)%
EQ/MFS Emerging Growth Companies
--------------------------------
Unit value, end of period ..............................................   $ 10.18      $  9.07      $    7.04
Net Assets (000's) .....................................................   $ 1,252      $ 1,124      $     855
Number of units outstanding, end of year (000's) .......................       123          125            122
Expense Ratio ..........................................................      0.40%        0.45%          0.51%
Total Return* ..........................................................     12.49%       28.84%        (34.75)%
EQ/Money Market
---------------
Unit value, end of period ..............................................   $ 33.06      $ 32.90      $   32.79
Net Assets (000's) .....................................................   $18,289      $20,258      $  25,016
Number of units outstanding, end of year (000's) .......................       553          616            763
Expense Ratio ..........................................................      0.57%        0.48%          0.47%
Total Return* ..........................................................      0.51%        0.31%          1.02%
EQ/Small Cap Value
------------------
Unit value, end of period ..............................................   $ 16.79      $ 14.38      $   10.52
Net Assets (000's) .....................................................   $ 2,653      $ 1,899      $   1,632
Number of units outstanding, end of period (000's) .....................       158          132            155
Expense Ratio ..........................................................      0.45%        0.45%          0.45%
Total Return* ..........................................................     17.04%       36.69%        (15.97)%

----------

(a) A substitution of EQ/T. Rowe International Portfolio for EQ/Mercury International Value Portfolio occurred on April 26, 2002. Units were made available for sale on April 26, 2002.

(b) A substitution of EQ/AXP New Dimensions Portfolio for the EQ/Capital Guardian U.S. Equity Portfolio occurred on July 12, 2002. Units were made available for sale on July 12, 2002.

(c) A substitution of EQ/Alliance Global Portfolio for the EQ/Alliance International Portfolio occurred on November 22, 2002. Units were made available for sale on November 22, 2002.

(d) A substitution of EQ/Alliance Growth Investors Portfolio for AXA Moderate Allocation Portfolio occurred on November 22, 2002.

(e) A substitution of EQ/Technology Portfolio for AXA Premier VIP Technology occurred on May 14, 2004.

* These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 301

Notes to Financial Statements (Concluded)

December 31, 2006


7. Investment Income ratio

Shown below is the Investment Income ratio throughout the periods indicated. These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests. The investment income ratios previously disclosed for 2005, 2004 and 2003 incorrectly included capital gains distributions as a component of net investment income. The ratios disclosed below have been revised to exclude such distributions.


                                                                          Years Ended December 31,
                                                           ------------------------------------------------------
                                                              2006       2005       2004       2003       2002
                                                           ---------- ---------- ---------- ---------- ----------
AXA Moderate Allocation ................................   2.85%      2.53%      2.77%      2.43%      1.16%
AXA Premier VIP Aggressive Equity ......................   0.19%        --         --         --       0.01%
AXA Premier VIP High Yield .............................   6.91%      8.18%      6.62%      5.84%      8.23%
AXA Premier VIP Technology .............................     --         --       1.15%        --         --
EQ/AllianceBernstein Common Stock ......................   1.42%      1.02%      1.23%      1.81%      0.05%
EQ/AllianceBernstein Growth and Income .................   1.62%      1.31%      1.70%      1.38%      1.30%
EQ/AllianceBernstein Intermediate Government Securities    3.84%      3.67%      2.97%      4.33%      4.76%
EQ/AllianceBernstein International .....................   1.81%      1.99%      2.13%      2.00%        --
EQ/Capital Guardian U.S. Equity ........................   1.30%      0.57%      0.62%      0.36%      0.81%
EQ/Equity 500 Index ....................................   1.58%      1.37%      1.47%      1.35%      1.05%
EQ/Mercury International Value .........................   3.35%      1.51%      1.74%      2.56%      1.01%
EQ/MFS Emerging Growth Companies .......................     --         --         --         --         --
EQ/Money Market ........................................   4.65%      2.96%      1.05%      0.81%      1.41%
EQ/Small Cap Value .....................................   5.47%      4.30%      5.87%      0.85%      0.91%


                                     FSA-16

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits and the reports of other auditors, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of AllianceBernstein L.P. and AllianceBernstein Holding L.P., subsidiaries of AXA Equitable, as of and for the year ended December 31, 2005, whose statements reflect total assets of seven percent of the related consolidated total as of December 31, 2005, and total revenues of thirty-six percent of the related consolidated total for the year ended December 31, 2005. Those statements were audited by other auditors whose reports thereon have been furnished to us, and our opinion expressed herein, insofar as it relates to the amounts included for AllianceBernstein L.P. and AllianceBernstein Holding L.P., is based solely on the reports of the other auditors. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, the Company changed its method of accounting for share-based compensation on January 1, 2006, for defined benefit pension and other postretirement plans on December 31, 2006 and for certain nontraditional long-duration contracts and Separate Accounts on January 1, 2004.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 15, 2007

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The General Partner and Unitholders
AllianceBernstein L.P.

We have audited the accompanying consolidated statement of financial condition of AllianceBernstein L.P. and subsidiaries ("AllianceBernstein"), formerly Alliance Capital Management L.P., as of December 31, 2005, and the related consolidated statements of income, changes in partners' capital and comprehensive income and cash flows for each of the years in the two-year period ended December 31, 2005. These consolidated financial statements are the responsibility of the management of the General Partner. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of AllianceBernstein as of December 31, 2005, and the results of their operations and their cash flows for each of the years in the two-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
New York, New York
February 24, 2006

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The General Partner and Unitholders
AllianceBernstein Holding L.P.

We have audited the accompanying statement of financial condition of AllianceBernstein Holding L.P. ("AllianceBernstein Holding"), formerly Alliance Capital Management Holding L.P., as of December 31, 2005, and the related statements of income, changes in partners' capital and comprehensive income and cash flows for each of the years in the two-year period ended December 31, 2005. These financial statements are the responsibility of the management of the General Partner. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AllianceBernstein Holding as of December 31, 2005, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
New York, New York
February 24, 2006

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                                                                                    2006                 2005
                                                                              ---------------       --------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at estimated fair value..............  $    29,031.1         $   30,034.8
  Mortgage loans on real estate.............................................        3,240.7              3,233.9
  Equity real estate, held for the production of income.....................          569.6                616.2
  Policy loans..............................................................        3,898.1              3,824.2
  Other equity investments..................................................        1,562.1              1,208.5
  Trading securities........................................................          465.1                314.3
  Other invested assets.....................................................          891.6                890.2
                                                                              ---------------       --------------
    Total investments.......................................................       39,658.3             40,122.1
Cash and cash equivalents...................................................        1,268.0              1,112.1
Cash and securities segregated, at estimated fair value.....................        1,864.0              1,720.8
Broker-dealer related receivables...........................................        3,481.0              2,929.1
Deferred policy acquisition costs...........................................        8,316.5              7,557.3
Goodwill and other intangible assets, net...................................        3,738.6              3,758.8
Amounts due from reinsurers.................................................        2,689.3              2,604.4
Loans to affiliates.........................................................          400.0                400.0
Other assets................................................................        3,068.8              3,787.6
Separate Accounts' assets...................................................       84,801.6             69,997.0
                                                                              ---------------       --------------

TOTAL ASSETS................................................................  $   149,286.1         $  133,989.2
                                                                              ===============       ==============
LIABILITIES
Policyholders' account balances.............................................  $    26,439.0         $   27,194.0
Future policy benefits and other policyholders liabilities..................       14,085.4             13,997.8
Broker-dealer related payables..............................................          950.3              1,226.9
Customers related payables..................................................        3,980.7              2,924.3
Amounts due to reinsurers...................................................        1,070.8              1,028.3
Short-term and long-term debt...............................................          783.0                855.4
Loans from affiliates.......................................................          325.0                325.0
Income taxes payable........................................................        2,974.2              2,895.6
Other liabilities...........................................................        1,815.8              1,735.0
Separate Accounts' liabilities..............................................       84,801.6             69,997.0
Minority interest in equity of consolidated subsidiaries....................        2,289.9              2,096.4
Minority interest subject to redemption rights..............................          288.0                271.6
                                                                              ---------------       --------------
    Total liabilities.......................................................      139,803.7            124,547.3
                                                                              ---------------       --------------

Commitments and contingent liabilities (Notes 2, 5, 9, 18 and 19)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
   issued and outstanding...................................................            2.5                  2.5
Capital in excess of par value..............................................        5,139.6              4,976.3
Retained earnings...........................................................        4,507.6              4,030.8
Accumulated other comprehensive (loss) income...............................         (167.3)               432.3
                                                                              ---------------       --------------
    Total shareholder's equity..............................................        9,482.4              9,441.9
                                                                              ---------------       --------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................  $   149,286.1         $  133,989.2
                                                                              ===============       ==============


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                     2006             2005             2004
                                                                ---------------  ---------------  ---------------
                                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................  $    2,252.7     $     1,889.3    $     1,595.4
Premiums......................................................         817.8             881.7            879.6
Net investment income.........................................       2,397.0           2,491.8          2,500.8
Investment gains, net.........................................          46.9              55.4             65.0
Commissions, fees and other income............................       4,373.0           3,626.2          3,384.1
                                                                ---------------  ---------------  ---------------
      Total revenues..........................................       9,887.4           8,944.4          8,424.9
                                                                ---------------  ---------------  ---------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................       1,960.5           1,859.8          1,867.1
Interest credited to policyholders' account balances..........       1,082.5           1,065.5          1,038.1
Compensation and benefits.....................................       2,090.4           1,802.9          1,604.9
Commissions...................................................       1,394.4           1,128.7          1,017.3
Distribution plan payments....................................         292.9             292.0            374.2
Amortization of deferred sales commissions....................         100.4             132.0            177.4
Interest expense..............................................          70.4              76.3             76.8
Amortization of deferred policy acquisition costs.............         689.3             601.3            472.9
Capitalization of deferred policy acquisition costs...........      (1,363.4)         (1,199.4)        (1,015.9)
Rent expense..................................................         204.1             165.2            185.0
Amortization of other intangible assets.......................          23.6              23.5             22.9
Other operating costs and expenses............................       1,262.6             952.4            928.4
                                                                ---------------  ---------------  ---------------
      Total benefits and other deductions.....................       7,807.7           6,900.2          6,749.1
                                                                ---------------  ---------------  ---------------

Earnings from continuing operations before
  income taxes and minority interest..........................       2,079.7           2,044.2          1,675.8
Income taxes..................................................        (427.3)           (519.2)          (396.9)
Minority interest in net income of consolidated subsidiaries..        (599.9)           (466.9)          (384.0)
                                                                ---------------  ---------------  ---------------

Earnings from continuing operations...........................       1,052.5           1,058.1            894.9
Earnings from discontinued operations, net of income taxes....          26.2              15.7              6.8
(Losses) gains on disposal of discontinued operations,
   net of income taxes........................................          (1.9)              -               31.1
Cumulative effect of accounting changes, net of
   income taxes...............................................           -                 -               (2.9)
                                                                ---------------  ---------------  ---------------
Net Earnings..................................................  $    1,076.8     $     1,073.8    $       929.9
                                                                ===============  ===============  ===============


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
    CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                         2006             2005             2004
                                                                    ---------------   --------------   --------------
                                                                                       (IN MILLIONS)
SHAREHOLDER'S EQUITY

Common stock, at par value, beginning and end of year.............  $         2.5     $        2.5     $        2.5
                                                                    ---------------   --------------   --------------

Capital in excess of par value, beginning of year.................        4,976.3          4,890.9          4,848.2
Changes in capital in excess of par value.........................          163.3             85.4             42.7
                                                                    ---------------   --------------   --------------
Capital in excess of par value, end of year.......................        5,139.6          4,976.3          4,890.9
                                                                    ---------------   --------------   --------------

Retained earnings, beginning of year..............................        4,030.8          3,457.0          3,027.1
Net earnings......................................................        1,076.8          1,073.8            929.9
Dividends on common stock.........................................         (600.0)          (500.0)          (500.0)
                                                                    ---------------   --------------   --------------
Retained earnings, end of year....................................        4,507.6          4,030.8          3,457.0
                                                                    ---------------   --------------   --------------

Accumulated other comprehensive income, beginning of year.........          432.3            874.1            892.8
Other comprehensive loss .........................................         (150.1)          (441.8)           (18.7)
Adjustment to initially apply SFAS No.158, net of income taxes ...         (449.5)             -                -
                                                                    ---------------   --------------   --------------
Accumulated other comprehensive (loss) income, end of year........         (167.3)           432.3            874.1
                                                                    ---------------   --------------   --------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR...........................  $     9,482.4     $    9,441.9     $    9,224.5
                                                                    ===============   ==============   ==============

COMPREHENSIVE INCOME
Net earnings......................................................  $     1,076.8     $    1,073.8     $      929.9
                                                                    ---------------   --------------   --------------
Change in unrealized losses, net of reclassification
   adjustments....................................................         (150.1)          (441.8)           (31.1)
Cumulative effect of accounting changes...........................            -                -               12.4
                                                                    ---------------   --------------   --------------
Other comprehensive loss..........................................         (150.1)          (441.8)           (18.7)
                                                                    ---------------   --------------   --------------
COMPREHENSIVE INCOME..............................................  $       926.7     $      632.0     $      911.2
                                                                    ===============   ==============   ==============


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                      2006              2005             2004
                                                                 ---------------   ---------------  ---------------
                                                                                   (IN MILLIONS)

Net earnings..................................................   $     1,076.8     $    1,073.8     $       929.9
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances........         1,082.5          1,065.5           1,038.1
  Universal life and investment-type product
    policy fee income.........................................        (2,252.7)        (1,889.3)         (1,595.4)
  Net change in broker-dealer and customer related
    receivables/payables......................................           117.2           (347.4)            379.6
  Investment gains, net.......................................           (46.9)           (55.4)            (65.0)
  Change in deferred policy acquisition costs.................          (674.1)          (598.1)           (543.0)
  Change in future policy benefits............................            52.7             64.4             129.3
  Change in income tax payable................................           425.9            340.5             349.6
  Change in accounts payable and accrued expenses.............            85.5             23.7             (27.4)
  Change in segregated cash and securities, net...............          (143.2)          (231.8)           (203.2)
  Minority interest in net income of consolidated subsidiaries           599.9            466.9             384.1
  Change in fair value of guaranteed minimum income
    benefit reinsurance contracts.............................            14.8            (42.6)            (61.0)
  Amortization of deferred sales commissions..................           100.4            132.0             177.4
  Other depreciation and amortization.........................           144.9            149.6             210.3
  Amortization of other intangible assets, net................            23.6             23.6              22.9
  Losses (gains) on disposal of discontinued operations ......             1.9              -               (31.1)
  Other, net..................................................           363.5           (134.6)             14.3
                                                                 ---------------   ---------------  ---------------

Net cash provided by (used in) operating activities...........           972.7             40.8           1,109.4
                                                                 ---------------   ---------------  ---------------

Cash flows from investing activities:
  Maturities and repayments...................................         2,962.2          2,926.2           3,341.9
  Sales of investments........................................         1,536.9          2,432.9           2,983.6
  Purchases of investments....................................        (4,262.3)        (5,869.1)         (7,052.5)
  Change in short-term investments............................            65.6             13.8             (18.4)
  Purchase of minority interest in consolidated subsidiary ...             -                -              (410.7)
  Increased in capitalized software, leasehold improvements
     and EDP equipment .......................................          (146.1)          (101.2)            (69.3)
  Other, net..................................................          (390.4)          (116.3)            173.2
                                                                 ---------------   ---------------  ---------------

Net cash used in investing activities.........................          (234.1)          (713.7)         (1,052.2)
                                                                 ---------------   ---------------  ---------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                      2006               2005               2004
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................   $    3,865.2       $     3,816.8      $     4,029.4
    Withdrawals from and transfers to Separate Accounts.......       (3,569.1)           (2,779.1)          (2,716.0)
  Net change in short-term financings.........................          327.7                 -                  -
  Repayments of long-term debt ...............................         (400.0)             (400.0)               -
  Proceeds in loans from affiliates...........................            -                 325.0                -
  Shareholder dividends paid..................................         (600.0)             (500.0)            (500.0)
  Other, net..................................................         (206.5)             (417.3)            (130.1)
                                                                -----------------  -----------------  -----------------

Net cash (used in) provided by financing activities...........         (582.7)               45.4              683.3
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................          155.9              (627.5)             740.5
Cash and cash equivalents, beginning of year..................        1,112.1             1,739.6              999.1
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,268.0       $     1,112.1      $     1,739.6
                                                                =================  =================  =================

Supplemental cash flow information:

  Interest Paid...............................................   $       59.9       $        74.5      $        86.2
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (40.8)      $       146.5      $       154.4
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)      ORGANIZATION

        AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

        The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        Insurance
        ---------

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Company's insurance business is conducted principally by AXA Equitable and its wholly owned life insurance subsidiary, AXA Life and Annuity Company ("AXA Life"), formerly The Equitable of Colorado.

        Investment Management
        ---------------------

        The Investment Management segment (formerly the Investment Services segment) is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership, and its subsidiaries ("AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional investments, including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, by means of separately managed accounts, sub-advisory relationships, structured products, group trusts, mutual funds and other investment vehicles, (b) retail, servicing individual investors, primarily by means of retail mutual funds, sub-advisory relationships in respect of mutual funds sponsored by third parties, separately managed account programs that are sponsored by various financial intermediaries worldwide, and other investment vehicles, (c) private clients, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities, by means of separately managed accounts, hedge funds, mutual funds, and other investment vehicles, and
        (d) institutional research by means of in-depth independent, fundamental research, portfolio strategy, trading and brokerage-related services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formally known as Sanford C. Bernstein, Inc. ("Bernstein"), Sanford C. Bernstein & Co. LLC ("SCB LLC"), Sanford C. Bernstein Limited ("SCBL") and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        In October 2000, AllianceBernstein acquired substantially all of the assets and liabilities of SCB Inc (the "Bernstein Acquisition"). AXA Financial agreed to provide liquidity to these former Bernstein shareholders after a two-year lockout period that ended October 2002. Since 2002, the Company acquired 18.9 million units in AllianceBernstein L.P. ("AllianceBernstein Units") at the aggregate market price of $660.4 million from SCB Inc and SCB Partners under a preexisting agreement and recorded additional goodwill of $217.9 million and other intangible assets of $26.9 million. Minority interest subject to redemption rights represents the remaining 16.3 million of private AllianceBernstein Units issued to former Bernstein shareholders in connection with AllianceBernstein's acquisition of Bernstein. At December 31, 2006 and 2005, the Company's consolidated economic interest in AllianceBernstein was 45.6% and 46.3%, respectively. At December 31, 2006 and 2005,
        AXA Financial Group's consolidated economic interest in AllianceBernstein was approximately 60.3% and 61.1%, respectively. On

        February 23, 2007, AXA Financial purchased another tranche of 8.16 million AllianceBernstein Units pursuant to an exercise of the AllianceBernstein put at a purchase price of approximately $745.7 million. After the purchase, together with its ownership with other AXA Financial Group companies, the beneficial ownership in AllianceBernstein L.P. increased by approximately 3% to 63.3%. The remaining 8.16 million AllianceBernstein Units may be sold to AXA Financial at the prevailing market price no sooner than nine months after the February 23, 2007 purchase or over the following period ending October 2, 2009.

2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The preparation of the accompanying consolidated financial statements in conformity with generally accepted accounting principles in the United States of America ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

        All significant intercompany transactions and balances have been eliminated in consolidation. The years "2006," "2005" and "2004" refer to the years ended December 31, 2006, 2005 and 2004, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation. The consolidated statements of cash flows for 2005 and 2004 have been revised to reflect cash outflows related to capitalized software, leasehold improvements and EDP equipment as cash used in investing activities rather than cash used by operating activities to be consistent with the 2006 presentation.

        Accounting Changes
        ------------------

        On December 31, 2006, the Company implemented SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans," requiring employers to recognize the over or under funded status of such benefit plans as an asset or liability in the balance sheet for reporting periods ending after December 15, 2006 and to recognize subsequent changes in that funded status as a component of other comprehensive income. The funded status of a plan is measured as the difference between plan assets at fair value and the projected benefit obligation for pension plans or the benefit obligation for any other postretirement plan. SFAS No. 158 does not change the determination of net periodic benefit cost or its presentation in the statement of earnings. However, its requirements represent a significant change to previous accounting guidance that generally delayed recognition of certain changes in plan assets and benefit obligations in the balance sheet and only required disclosure of the complete funded status of the plans in the notes to the financial statements.

        As required by SFAS No. 158, the $449.5 million, net of income tax and minority interest, impact of initial adoption has been reported as an adjustment to the December 31, 2006 balance of accumulated other comprehensive income in the accompanying consolidated financial statements. The consequent recognition of the funded status of its defined benefit pension at December 31, 2006 reduced total assets by approximately $684.2 million, due to the reduction of prepaid pension cost of $684.2 million and decreased total liabilities by approximately $234.7 million. The change in liabilities principally resulted from the decrease in income taxes payable of $242.7 million partially offset by an increase in benefit plan liabilities of $12.0 million. See Note 12 of Notes to Consolidated Financial Statements for further information.

        SFAS No. 158 imposes an additional requirement, effective for fiscal years ending after December 15, 2008, to measure plan assets and benefit obligations as of the date of the employer's year-end balance sheet, thereby eliminating the option to elect an earlier measurement date alternative of not more than three months prior to that date, if used consistently each year. This provision of SFAS No. 158 will have no impact on the Company as it already uses a December 31 measurement date for all of its plan assets and benefits obligations.

        On January 1, 2006, the Company adopted SFAS No. 123(R), "Share-Based Payment". To effect its adoption, the Company elected the "modified prospective method" of transition. Under this method, prior-period results were not restated. Prior to the adoption of SFAS No. 123(R), The Company had elected to continue to account for stock-based compensation in accordance with Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and, as a result, the recognition of stock-based compensation expense generally was limited to amounts attributed to awards of restricted shares and various cash-settled programs such as stock appreciation rights. SFAS No. 123(R) requires the cost of all share-based payments to employees to be recognized in the financial statements based on their fair values, resulting in compensation expense for certain types of the Company's equity-classified award programs for which no cost previously would have been charged to net earnings under APB No. 25, most notably for employee options to purchase AXA American Depository Receipts ("ADRs") and AXA ordinary shares and for employee stock purchase plans. As a result of adopting SFAS No. 123(R) on January 1, 2006, consolidated earnings from continuing operations before income taxes and minority interest for 2006 and consolidated net earnings for 2006 were $46.9 million and $29.9 million lower, respectively, than if these plans had continued to be accounted for under APB No. 25.

        Under the modified prospective method, the Company applied the measurement, recognition, and attribution requirements of SFAS No. 123(R) to stock-based compensation awards granted, modified, repurchased or cancelled on or after January 1, 2006. In addition, beginning in first quarter 2006, costs associated with unvested portions of outstanding employee stock option awards at January 1, 2006 that prior to adoption of SFAS No. 123(R) would have been reflected by the Company only in pro forma disclosures, were recognized in the consolidated statement of earnings over the awards' remaining future service-vesting periods. Liability-classified awards outstanding at January 1, 2006, such as performance units and stock appreciation rights, were remeasured to fair value. The remeasurement resulted in no adjustment to their intrinsic value basis, including the cumulative effect of differences between actual and expected forfeitures, primarily due to the de minimis time remaining to expected settlement of these awards.

        Effective with its adoption of SFAS No. 123(R), the Company elected the "short-cut" transition alternative for approximating the historical pool of windfall tax benefits available in shareholder's equity at January 1, 2006 as provided by the Financial Accounting Standards Board (the "FASB") in FASB Staff Position ("FSP") No. 123(R)-3, "Transition Election Related to Accounting For the Tax Effects of Share-Based Payment Awards". This historical pool represents the cumulative tax benefits of tax deductions for employee share-based payments in excess of compensation costs recognized under GAAP, either in the financial statements or in the pro forma disclosures. In the event that a shortfall of tax benefits occurs during a reporting period (i.e. tax deductions are less than the related cumulative compensation expense), the historical pool will be reduced by the amount of the shortfall. If the shortfall exceeds the amount of the historical pool, there will be a negative impact on the results of operations. In 2006, additional windfall tax benefits resulted from employee exercises of stock option awards.

        On January 1, 2006, the Company adopted the provisions of SFAS No. 154, "Accounting Changes and Error Corrections," a replacement of APB No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 applies to all voluntary changes in accounting principle as well as to changes required by an accounting pronouncement that does not include transition provisions. To enhance comparability, this statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The cumulative effect of the change is reported in the carrying value of assets and liabilities as of the first period presented, with the offset applied to opening retained earnings. Each period presented is adjusted to show the period specific effects of the change. Only direct effects of the change will be retrospectively recognized; indirect effects will be recognized in the period of change. SFAS No. 154 carries forward without change APB No. 20's guidance for reporting the correction of an error and a change in accounting estimate as well as SFAS No. 3's provisions governing reporting accounting changes in interim financial statements. The adoption of SFAS No. 154 did not have an impact on the Company's results of operations or financial position.

        In third quarter 2004, the Company began to implement FSP No. 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003", that provides guidance on employers' accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("MMA") signed into law in December 2003. The MMA introduced a prescription drug benefit under Medicare Part D that would go into effect in 2006 as well as a Federal subsidy to employers whose plans provide an "actuarially equivalent" prescription drug benefit. FSP No. 106-2 required the effects of the MMA to be reflected in measurements of the accumulated postretirement benefits obligation and net periodic postretirement benefit cost made on or after the date of enactment. As permitted by FSP No. 106-2, the Company initially elected to defer these remeasurements and to provide required disclosures pending regulations regarding the determination of eligibility for the Federal subsidy under the MMA. Following consideration of regulations and guidance issued by the Center for Medicare and Medicaid Services in fourth quarter 2005, management and its actuarial advisors concluded that the prescription drug benefits provided under the Company's retiree medical plans are actuarially equivalent to the new Medicare prescription drug benefits. Consequently, the estimated subsidy has been reflected in measurements of the accumulated postretirement benefits obligations for these plans as of January 1, 2005, and the resulting aggregate reduction of $51.9 million was accounted for prospectively as an actuarial experience gain in accordance with FSP No. 106-2. The impact of the MMA, including the effect of the subsidy, resulted in a decrease in the annual net periodic postretirement benefits costs for 2005 of approximately $7.4 million.

        At March 31, 2004, the Company completed its transition to the consolidation and disclosure requirements of FASB Interpretation ("FIN") 46(R), "Consolidation of Variable Interest Entities, Revised".

        At December 31, 2006 and 2005, the Insurance Group's General Account held $5.8 million of investment assets issued by VIEs and determined to be significant variable interests under FIN 46(R). At December 31, 2006 and 2005, as reported in the consolidated balance sheet, these investments included $4.7 million of fixed maturities (collateralized debt and loan obligations) and $1.1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2006 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

        Management of AllianceBernstein has reviewed its investment management agreements and its investments in and other financial arrangements with certain entities that hold client assets under management to determine the entities that AllianceBernstein is required to consolidate under FIN 46(R). These include certain mutual fund products domiciled in Luxembourg, India, Japan, Singapore and Australia (collectively, the "Offshore Funds"), hedge funds, structured products, group trusts and joint ventures.

        AllianceBernstein derived no direct benefit from client assets under management of these entities other than investment management fees and cannot utilize those assets in its operations.

        AllianceBernstein has significant variable interests in certain other VIEs with approximately $226.4 million in client assets under management. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments in and prospective investment management fees earned in these entities.

        Effective January 1, 2004, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." SOP 03-1 required a change in the Company's accounting policies relating to
        (a) general account interests in separate accounts, (b) assets and liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts, (c) liabilities related to group pension participating contracts, and (d) liabilities related to certain mortality and annuitization benefits, such as the no lapse guarantee feature contained in variable and interest-sensitive life policies.

        The adoption of SOP 03-1 required changes in several of the Company's accounting policies relating to separate account assets and liabilities. The Company now reports the General Account's interests in separate accounts as trading account securities in the consolidated balance sheet; prior to the adoption of SOP 03-1, such interests were included in Separate Accounts' assets. Also, the assets and liabilities of two Separate Accounts are now presented and accounted for as General Account assets and liabilities.

        Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements. These two Separate Accounts hold assets and liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts. In addition, liabilities associated with the market value adjustment feature are now reported at the accrued account balance. Prior to the adoption of SOP 03-1, such liabilities had been reported at market adjusted value.

        Prior to the adoption of SOP 03-1, the liabilities for group pension participating contracts were adjusted only for changes in the fair value of certain related investment assets that were reported at fair value in the balance sheet (including fixed maturities and equity securities classified as available for sale, but not equity real estate or mortgage loans) with changes in the liabilities recorded directly in Accumulated other comprehensive income to offset the unrealized gains and losses on the related assets. SOP 03-1 required an adjustment to the liabilities for group pension participating contracts to reflect the fair value of all the assets on which those contracts' returns are based, regardless of whether those assets are reported at fair value in the balance sheet. Changes in the liability related to fluctuations in asset fair values are now reported as Interest credited to policyholders' account balances in the consolidated statements of earnings.

        In addition, the adoption of SOP 03-1 resulted in a change in the method of determining liabilities associated with the no lapse guarantee feature contained in variable and interest-sensitive life contracts. While both the Company's previous method of establishing the no lapse guarantee reserve and the SOP 03-1 method are based on accumulation of a portion of the charges for the no lapse guarantee feature, SOP 03-1 specifies a different approach for identifying the portion of the fee to be accrued and establishing the related reserve.

        The adoption of SOP 03-1 as of January 1, 2004 resulted in a decrease in 2004 net earnings of $2.9 million and an increase in other comprehensive income of $12.4 million related to the cumulative effect of the required changes in accounting. The determination of liabilities associated with group pension participating contracts and mortality and annuitization benefits, as well as related impacts on deferred acquisition costs, is based on models that involve numerous estimates and subjective judgments. There can be no assurance that the ultimate actual experience will not differ from management's estimates.

        New Accounting Pronouncements
        -----------------------------

        On September 15, 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". SFAS No. 157 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. It applies only to fair value measurements that are already required or permitted by other accounting standards, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, with earlier application encouraged. Management is currently assessing the potential impacts of adoption of SFAS No. 157.

        On July 13, 2006, the FASB issued FIN 48, "Accounting for Uncertainty in Income Taxes," to clarify the criteria used to recognize and measure the economic benefits associated with tax positions taken or expected to be taken in a tax return. Under FIN 48, a tax benefit is recognized only if it is "more likely than not" to be sustained assuming examination by the taxing authority, based on the technical merits of the position. Tax positions meeting the recognition criteria are required to be measured at the largest amount of tax benefit that is more than 50 percent likely of being realized upon ultimate settlement and, accordingly, requires consideration of the amounts and probabilities of potential settlement outcomes. FIN 48 also addresses subsequent derecognition of tax positions, changes in the measurement of recognized tax positions, accrual and classification of interest and penalties, and accounting in interim periods. FIN 48 is effective for fiscal years beginning after December 15, 2006, thereby requiring application of its provisions, including the threshold criteria for recognition, to all tax positions of AXA Financial Group at January 1, 2007. The cumulative effect of applying FIN 48, if any, is to be reported as an adjustment to the opening balance of retained earnings. In addition, annual disclosures with respect to income taxes have been expanded by FIN 48 and require inclusion of a tabular reconciliation of the total amounts of unrecognized tax benefits at the beginning and end of the reporting period. Management is currently assessing the potential impacts of adoption of FIN 48.

        On September 19, 2005, the AICPA released SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts". The SOP requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC")/VOBA and other related balances must be written off. The SOP is effective for transactions occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. Restatement of previously issued annual financial statements is not permitted, and disclosure of the pro forma effects of retroactive application or the pro forma effect on the year of adoption is not required. The adoption of SOP 05-1 is not expected to have a material impact on the Company's results of operations or financial position.

        Closed Block
        ------------

        As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Investments
        -----------

        The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary. The redeemable preferred stock investments reported in fixed maturities include real estate investment trusts ("REIT") perpetual preferred stock, other perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Valuation allowances are netted against the asset categories to which they apply.

        Policy loans are stated at unpaid principal balances.

        Partnerships, investment companies and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet FIN 46(R) requirements for consolidation are consolidated; those in which the Company does not have control and a majority economic interest and those that do not meet FIN 46(R) requirements for consolidation are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Equity securities include common stock and non-redeemable preferred stock classified as either trading or available for sale securities, are carried at estimated fair value and are included in other equity investments.

        Trading securities, which include equity securities and fixed maturities, are carried at estimated fair value.

        Short-term investments are stated at amortized cost, which approximates fair value, and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

        Derivatives
        -----------

        The Company primarily uses derivatives for asset/liability risk management, for hedging individual securities and certain equity exposures and to reduce its exposure to interest rate fluctuations on its long-term debt obligations. Various derivative instruments are used to achieve these objectives, including interest rate floors, futures and interest rate swaps. None of the derivatives were designated as qualifying hedges under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities".

        The Insurance Group issues certain variable annuity products with Guaranteed Minimum Death Benefit ("GMBD") and Guaranteed Minimum Income Benefit ("GMIB") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in GMIB benefits, in the event of election, being higher than what accumulated policyholders account balances would support. For both GMDB and GMIB, the Company retains basis risk and risk associated with actual versus expected assumptions for mortality, lapse and election rate. The Company regularly enters into futures contracts to hedge such risks. The futures contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. In addition, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company. Reinsurance contracts covering GMIB exposure are considered derivatives under SFAS No. 133, and, therefore, are required to be reported in the balance sheet at their fair value. GMIB reinsurance fair values are reported in the consolidated balance sheets in Other assets. Changes in GMIB reinsurance fair values are reflected in Commissions, fees and other income in the consolidated statements of earnings. Since there is no readily available market for GMIB reinsurance contracts, the determination of their fair values is based on models which involve numerous estimates and subjective judgments including those regarding expected market rates of return and volatility, GMIB election rates, contract surrender rates and mortality experience. There can be no assurance that ultimate actual experience will not differ from management's estimates. See Note 8 of Notes to Consolidated Financial Statements.

        Margins on individual insurance and annuity contracts are affected by interest rate fluctuations. If interest rates fall, crediting interest rates and dividends would be adjusted subject to competitive pressures. In addition, policies are subject to minimum rate guarantees. To hedge exposure to lower interest rates, the Company has used interest rate floors.

        The Company is exposed to equity market fluctuations through investments in Separate Accounts. The Company enters into exchange traded equity futures contracts to minimize such risk.

        The Company is exposed to counterparty risk attributable to hedging transactions entered into with counterparties. Exposure to credit risk is controlled with respect to each counterparty through a credit appraisal and approval process. Each counterparty is currently rated 1 by the National Association of Insurance Commissioners ("NAIC").

        All derivatives outstanding at December 31, 2006 and 2005 are recognized on the balance sheet at their fair values and all outstanding equity-based and treasury futures contracts were exchange-traded and are net settled daily. All gains and losses on derivative financial instruments are reported in earnings.

        Net Investment Income, Investment Gains (Losses), Net and Unrealized
        --------------------------------------------------------------------
        Investment Gains (Losses)
        -------------------------

        Net investment income and realized investment gains (losses), net (together, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

        Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

        Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to certain pension operations principally consisting of group non-participating wind-up annuity products ("Wind-up Annuities"), Closed Block policyholders dividend obligation and DAC related to universal life and investment-type products and participating traditional life contracts.

        Fair Value of Other Financial Instruments
        -----------------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2006 and 2005.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The fair values for variable deferred annuities and single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        DAC
        ---

        Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. A decrease in expected gross profits would accelerate DAC amortization. Conversely, an increase in expected gross profits would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets expected future gross profit assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. Currently, the average gross long-term annual return estimate is 9.0% (6.8% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.8% net of product weighted average Separate Account fees) and 0% (-2.2% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2006, current projections of future average gross market returns assume a 0.5% return for 2007, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% after 7 quarters.

        In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

        Other significant assumptions underlying gross profit estimates relate to contract persistency and general account investment spread.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2006, the average rate of assumed investment yields, excluding policy loans, was 6.0% grading to 6.5% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        Contractholder Bonus Interest Credits
        -------------------------------------

        Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        AXA Equitable issues certain variable annuity products with a GMDB feature, guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum withdrawal benefits for life ("WBL"). AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for GMIB, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

        For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.0% to 10.9% for life insurance liabilities and from 2.25% to 8.7% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

        At December 31, 2006, participating policies, including those in the Closed Block, represent approximately 4.4% ($9.1 billion) of directly written life insurance in-force, net of amounts ceded.

        Separate Accounts
        -----------------

        Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not readily available, at estimated fair values as determined by the Insurance Group. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Two of those Separate Accounts were reclassified to the General Account in connection with the adoption of SOP 03-1 as of January 1, 2004.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2006, 2005 and 2004, investment results of such Separate Accounts were gains of $5,689.1 million, $3,409.5 million and $2,191.4 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

        Recognition of Investment Management Revenues and Related Expenses
        ------------------------------------------------------------------

        Commissions, fees and other income principally include Investment Management advisory and service fees. Investment Management advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC, for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts provide for a performance-based fee, in addition to or in lieu of a base fee, that is calculated as either a percentage of absolute investment results or a percentage of the related investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as revenue at the end of each measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for in-depth research and other services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein mutual funds sold without a front-end sales charge are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years, the periods of time during which the deferred sales commissions are generally recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received.

        AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received.

        Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC is based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

        Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the one-year, three-year and five-year periods ended December 31, 2006. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

        Goodwill and Other Intangible Assets
        ------------------------------------

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. Goodwill is tested annually for impairment.

        Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein units include costs assigned to contracts of businesses acquired. These costs continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

        Other Accounting Policies
        -------------------------

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Discontinued operations include real estate held-for-sale.

        Real estate investments meeting the following criteria are classified as real estate held-for-sale:

        o Management having the authority to approve the action commits the organization to a plan to sell the property.

        o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.

        o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.

        o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.

        o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.

        o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

        Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

        Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2006 were not significant.

3)      INVESTMENTS

        Fixed Maturities and Equity Securities
        --------------------------------------

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                   GROSS            GROSS
                                              AMORTIZED          UNREALIZED       UNREALIZED       ESTIMATED
                                                 COST              GAINS            LOSSES        FAIR VALUE
                                            ---------------   --------------   ---------------  --------------
                                                                       (IN MILLIONS)
       DECEMBER 31, 2006
       -----------------
       Fixed Maturities:
         Available for Sale:
           Corporate.....................   $    23,023.3      $     690.4     $      264.5     $   23,449.2
           Mortgage-backed...............         1,931.1              2.7             38.3          1,895.5
           U.S. Treasury, government
             and agency securities.......         1,284.3             29.9             10.4          1,303.8
           States and political
             subdivisions................           170.2             17.3               .9            186.6
           Foreign governments...........           219.2             38.1               .3            257.0
           Redeemable preferred stock....         1,879.8             78.8             19.6          1,939.0
                                            ---------------   --------------   ---------------  --------------
             Total Available for Sale....   $    28,507.9     $      857.2     $      334.0     $   29,031.1
                                            ===============   ==============   ===============  ==============

       Equity Securities:
         Available for sale..............   $        95.7     $        2.2     $         .9     $       97.0
         Trading securities..............           408.0             35.4              9.9            433.5
                                            ---------------   --------------   ---------------  --------------
       Total Equity Securities...........   $       503.7     $       37.6     $       10.8     $      530.5
                                            ===============   ==============   ===============  ==============

       December 31, 2005
       -----------------
       Fixed Maturities:
         Available for Sale:
           Corporate.....................   $    23,222.8     $      977.4     $      190.7     $   24,009.5
           Mortgage-backed...............         2,386.3              8.3             39.3          2,355.3
           U.S. Treasury, government
             and agency securities.......         1,448.7             37.5              7.6          1,478.6
           States and political
             subdivisions................           193.4             19.1               .3            212.2
           Foreign governments...........           238.2             40.9               .1            279.0
           Redeemable preferred stock....         1,605.5            104.9             10.2          1,700.2
                                            ---------------   --------------   ---------------  --------------
             Total Available for Sale....   $    29,094.9     $    1,188.1     $      248.2     $   30,034.8
                                            ===============   ==============   ===============  ==============

       Equity Securities:
         Available for sale..............   $        45.7     $        2.1     $         .4     $       47.4
         Trading securities..............           262.5             24.5              3.2            283.8
                                            ---------------   --------------   ---------------  --------------
       Total Equity Securities...........   $       308.2     $       26.6     $        3.6     $      331.2
                                            ===============   ==============   ===============  ==============

        At December 31, 2006 and 2005 respectively, the Company had trading fixed maturities with a amortized cost of $30.5 million and $30.5 million and carrying value of $31.6 million and $30.5 million. Gross unrealized gains on trading fixed maturities were $.5 million and zero for 2006 and 2005 respectively.

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2006 and 2005, securities without a readily ascertainable market value having an amortized cost of $4,417.0 million and $4,307.8 million, respectively, had estimated fair values of $4,518.5 million and $4,492.4 million, respectively.

        The contractual maturity of bonds at December 31, 2006 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                               -------------------------------------
                                                                                  AMORTIZED           ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                               -----------------   -----------------
                                                                                          (IN MILLIONS)
       Due in one year or less..............................................    $      988.0       $       994.9
       Due in years two through five........................................         5,654.5             5,838.3
       Due in years six through ten.........................................        10,604.3            10,653.5
       Due after ten years..................................................         7,450.2             7,709.9
                                                                               -----------------   -----------------
           Subtotal.........................................................        24,697.0            25,196.6
       Mortgage-backed securities...........................................         1,931.1             1,895.5
                                                                               -----------------   -----------------
       Total................................................................    $   26,628.1       $    27,092.1
                                                                               =================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process includes a quarterly review of certain assets by the Insurance Group's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be other than temporarily impaired, then the appropriate provisions are taken.

        The following table discloses fixed maturities (1,769 issues) that have been in a continuous unrealized loss position for less than a twelve month period and greater than a twelve month period as of December 31, 2006:

                                  LESS THAN 12 MONTHS            12 MONTHS OR LONGER                   TOTAL
                             -------------------------------  ----------------------------   ----------------------------
                                                   GROSS                          GROSS                          GROSS
                                ESTIMATED       UNREALIZED      ESTIMATED      UNREALIZED      ESTIMATED      UNREALIZED
                                FAIR VALUE        LOSSES        FAIR VALUE       LOSSES        FAIR VALUE       LOSSES
                             --------------   --------------  -------------  -------------   -------------  -------------
                                                                    (IN MILLIONS)
   Fixed Maturities:
     Corporate.............  $   3,081.0      $     36.9      $   5,999.7    $    227.6      $   9,080.7    $    264.5
     Mortgage-backed.......        189.2             1.3          1,529.0          37.0          1,718.2          38.3
     U.S. Treasury,
       government and
       agency securities...         98.7              .2            447.0          10.2            545.7          10.4
     States and political
       subdivisions........          -                 -             25.9            .9             25.9            .9
     Foreign governments...          6.6              .1              9.5            .2             16.0            .3
     Redeemable
       preferred stock.....        174.0             2.4            495.9          17.2            669.9          19.6
                             --------------   --------------  -------------  -------------   -------------  -------------

   Total Temporarily
     Impaired Securities ..  $   3,549.5      $     40.9      $   8,507.0    $    293.1      $  12,056.4    $    334.0
                             ==============   ==============  =============  =============   =============  =============

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting primarily of public high yield bonds. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or NAIC designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2006, approximately $656.0 million or 2.3% of the $28,507.9 million aggregate amortized cost of fixed maturities held by the Company was considered to be other than investment grade.

        At December 31, 2006, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $3.1 million.

        Mortgage Loans
        --------------

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $65.0 and $65.3 million at December 31, 2006 and 2005, respectively. Gross interest income on these loans included in net investment income aggregated $4.1 million, $5.0 million and $6.9 million in 2006, 2005 and 2004, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $4.8 million, $6.0 million and $8.5 million in 2006, 2005 and 2004, respectively.

        Impaired mortgage loans along with the related investment valuation allowances for losses follow:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2006                  2005
                                                                            ------------------   -------------------
                                                                                         (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances.......   $      76.8          $      78.3
        Impaired mortgage loans without investment valuation allowances....            .1                  4.5
                                                                            ------------------   -------------------
        Recorded investment in impaired mortgage loans.....................          76.9                 82.8
        Investment valuation allowances....................................         (11.3)               (11.8)
                                                                            ------------------   -------------------
        Net Impaired Mortgage Loans........................................   $      65.6          $      71.0
                                                                            ==================   ===================

        During 2006, 2005 and 2004, respectively, the Company's average recorded investment in impaired mortgage loans was $78.8 million, $91.2 million and $148.3 million. Interest income recognized on these impaired mortgage loans totaled $4.5 million, $8.9 million and $11.0 million for 2006, 2005 and 2004, respectively.

        Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2006 and 2005, respectively, the carrying value of mortgage loans on real estate that had been classified as nonaccrual loans was $65.5 million and $71.1 million.

        Equity Real Estate
        ------------------

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2006 and 2005, the Company owned $204.8 million and $217.8 million, respectively, of real estate acquired in satisfaction of debt. During 2006, 2005 and 2004, no real estate was acquired in satisfaction of debt.

        Accumulated depreciation on real estate was $232.1 million and $214.1 million at December 31, 2006 and 2005, respectively. Depreciation expense on real estate totaled $21.6 million, $22.6 million and $20.8 million for 2006, 2005 and 2004, respectively.

        Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:

                                                                  2006             2005              2004
                                                            ---------------  ---------------   --------------
                                                                               (IN MILLIONS)
        Balances, beginning of year........................   $     11.8       $      11.3      $     20.5
        Additions charged to income........................         10.1               3.6             3.9
        Deductions for writedowns and
          asset dispositions...............................          (.9)             (3.1)          (13.1)
                                                            ---------------  ---------------   --------------
        Balances, End of Year..............................   $     21.0       $      11.8      $     11.3
                                                            ===============  ===============   ==============

        Balances, end of year comprise:
          Mortgage loans on real estate....................   $     11.3       $      11.8       $     11.3
          Equity real estate...............................          9.7               -                -
                                                            ---------------  ---------------   --------------
        Total..............................................   $     21.0       $      11.8       $     11.3
                                                            ===============  ===============   ==============

        Equity Method Investments
        -------------------------

        Included in other equity investments, are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,272.2 million and $1,028.6 million, respectively, at December 31, 2006 and 2005. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $70.9 million and $119.6 million, respectively, at December 31, 2006 and 2005. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $169.6 million, $157.2 million and $66.2 million, respectively, for 2006, 2005 and 2004.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (6 and 8 individual ventures at December 31, 2006 and 2005, respectively) and the Company's carrying value and equity in net earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                               -------------------------------------
                                                                                     2006                2005
                                                                               -----------------   -----------------
                                                                                          (IN MILLIONS)
       BALANCE SHEETS
       Investments in real estate, at depreciated cost........................  $     421.7         $     527.4
       Investments in securities, generally at estimated fair value...........         94.6               118.4
       Cash and cash equivalents..............................................          9.7                27.5
       Other assets...........................................................         22.3                18.6
                                                                               -----------------   -----------------
       Total Assets...........................................................  $     548.3         $     691.9
                                                                               =================   =================

       Borrowed funds - third party...........................................  $     278.1         $     282.7
       Other liabilities......................................................          6.8                12.4
                                                                               -----------------   -----------------
       Total liabilities......................................................        284.9               295.1
                                                                               -----------------   -----------------

       Partners' capital......................................................        263.4               396.8
                                                                               -----------------   -----------------
       Total Liabilities and Partners' Capital................................  $     548.3         $     691.9
                                                                               =================   =================

       The Company's Carrying Value in These Entities Included Above..........  $      78.7         $     135.6
                                                                               =================   =================


                                                                  2006             2005              2004
                                                            ---------------  ---------------   --------------
                                                                              (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............   $       88.5     $    98.2           $  95.2
        Net revenues of other limited
          partnership interests............................           (1.3)          6.3              19.8
        Interest expense - third party.....................          (18.5)        (18.2)            (16.9)
        Other expenses.....................................          (53.7)        (62.2)            (64.0)
                                                            ---------------  ---------------   --------------
        Net Earnings.......................................   $       15.0     $    24.1           $  34.1
                                                            ===============  ===============   ==============

        The Company's Equity in Net Earnings of These
          Entities Included Above..........................   $       14.4     $    11.6           $  11.0
                                                            ===============  ===============   ==============

        Derivatives
        -----------

        At December 31, 2006, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and European, Australasia, Far East ("EAFE") indices, having initial margin requirements of $140.7 million. Contracts are net settled daily. At December 31, 2006, the Company had open exchange-traded futures positions on the 10-year U.S. Treasury Note, having initial margin requirements of $4.2 million.

        The outstanding notional amounts of derivative financial instruments purchased and sold at December 31, 2006 and 2005 were:

                                                                                           DECEMBER 31,
                                                                               -------------------------------------
                                                                                     2006                2005
                                                                               -----------------   -----------------
                                                                                          (IN MILLIONS)
       Notional Amount by Derivative Type:
          Options:
              Floors.........................................................   $     32,000        $    24,000
              Exchange traded U.S. Treasuries and equity index futures.......          3,536              2,208
                                                                               -----------------   -----------------
          Total..............................................................   $     35,536        $    26,208
                                                                               =================   =================

        At December 31, 2006 and 2005 and during the years then ended, there were no financial instruments that contained implicit or explicit terms that met the definitions of an embedded derivative component that needed to be separated from the host contract and accounted for as a derivative under the provisions of SFAS No. 133.

4)      GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying value of goodwill related to the AllianceBernstein totaled $3.4 billion at December 31, 2006 and 2005.

        The gross carrying amount of AllianceBernstein related intangible assets were $563.7 million and $564.1 million at December 31, 2006 and 2005, respectively and the accumulated amortization of these intangible assets were $232.1 million and $208.5 million at December 31, 2006 and 2005, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $23.6 million, $23.5 million and $22.9 million for 2006, 2005 and 2004, respectively.

        At December 31, 2006 and 2005, respectively, net deferred sales commissions totaled $194.9 million and $196.6 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions based on the December 31, 2006 net balance for each of the next five years is $77.8 million, $54.1 million, $39.3 million, $18.3 million and $4.9 million.

5)      FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

        The carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6, 10 and 16 of Notes to Consolidated Financial Statements are presented below:

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                             2006                                2005
                                                --------------------------------   ---------------------------------
                                                   CARRYING        ESTIMATED          Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value          Fair Value
                                                ---------------  ---------------   ---------------  ----------------
                                                                           (IN MILLIONS)
        Consolidated:
        ------------
        Mortgage loans on real estate..........   $   3,240.7      $   3,285.7       $   3,233.9       $   3,329.0
        Other limited partnership interests....       1,262.6          1,262.6           1,015.2           1,015.2
        Policy loans...........................       3,898.1          4,252.9           3,824.2           4,245.6
        Policyholders liabilities:
          Investment contracts.................      17,092.5         17,106.0          18,021.0          18,289.1
        Long-term debt.........................         199.8            229.7             207.4             240.2

        Closed Block:
        ------------
        Mortgage loans on real estate..........   $     809.4      $     827.8       $     930.3       $     957.7
        Other equity investments...............           2.2              2.2               3.3               3.3
        Policy loans...........................       1,233.1          1,372.8           1,284.4           1,454.1
        SCNILC liability.......................          10.4             10.3              11.4              11.6

        Wind-up Annuities:
        -----------------
        Mortgage loans on real estate..........   $       2.9      $       3.0       $       6.7       $       7.1
        Other equity investments...............           2.3              2.3               3.1               3.1
        Guaranteed interest contracts..........           5.8              6.0               6.5               6.4
        Long-term debt.........................         101.7            101.7             101.7             101.7

6)      CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                DECEMBER 31,         December 31,
                                                                                    2006                 2005
                                                                              ----------------     -----------------
                                                                                         (IN MILLIONS)
        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other....   $    8,759.5       $     8,866.1
        Policyholder dividend obligation.....................................            3.2                73.7
        Other liabilities....................................................           29.1                28.6
                                                                              ----------------    -----------------
        Total Closed Block liabilities.......................................        8,791.8             8,968.4
                                                                              ----------------    -----------------
        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $5,967.6 and $5,761.5)..........................        6,019.4             5,908.7
        Mortgage loans on real estate........................................          809.4               930.3
        Policy loans.........................................................        1,233.1             1,284.4
        Cash and other invested assets.......................................            6.8                56.2
        Other assets.........................................................          286.2               304.4
                                                                              ----------------    -----------------
        Total assets designated to the Closed Block..........................        8,354.9             8,484.0
                                                                              ----------------    -----------------
        Excess of Closed Block liabilities over assets designated to
           the Closed Block..................................................          436.9               484.4

        Amounts included in accumulated other comprehensive income:
           Net unrealized investment gains, net of deferred income tax expense of $17.0 and $25.7 and policyholder dividend
             obligations of $3.2 and $73.7...................................           31.6                47.8
                                                                              ----------------    -----------------
        Maximum Future Earnings To Be Recognized From Closed Block
           Assets and Liabilities............................................   $      468.5       $       532.2
                                                                              ================    =================


        Closed Block revenues and expenses as follow:

                                                                  2006         2005           2004
                                                             ------------  ------------   -----------
                                                                          (IN MILLIONS)

      REVENUES:
      Premiums and other income............................   $   428.1     $  449.3       $  471.0
      Investment income (net of investment
         expenses of $0.1, $0, and $0.3)...................       520.2        525.9          554.8
      Investment gains, net................................         1.7          1.2           18.6
                                                             ------------  ------------   -----------
      Total revenues.......................................       950.0        976.4        1,044.4
                                                             ------------  ------------   -----------

      BENEFITS AND OTHER DEDUCTIONS:
      Policyholders' benefits and dividends................       852.2        842.5          883.8
      Other operating costs and expenses...................         3.0          3.4            3.5
                                                             ------------  ------------   -----------
      Total benefits and other deductions..................       855.2        845.9          887.3
                                                             ------------  ------------   -----------

      Net revenues before income taxes.....................        94.8        130.5          157.1
      Income tax expense...................................       (31.1)       (45.6)         (56.4)
                                                             ------------  ------------   -----------
      Net Revenues.........................................   $    63.7     $   84.9       $  100.7
                                                             ============  ============   ===========


        Reconciliation of the policyholder dividend obligation follows:

                                                                                         DECEMBER 31,
                                                                               ------------------------------
                                                                                     2006             2005
                                                                               ---------------   ------------
                                                                                         (IN MILLIONS)
       Balance at beginning of year........................................     $      73.7       $ 264.3
       Unrealized investment losses........................................           (70.5)       (190.6)
                                                                               ---------------   -----------
       Balance at End of Year .............................................     $       3.2       $  73.7
                                                                               ===============   ===========

        Impaired mortgage loans along with the related investment valuation allowances follow:

                                                                                          DECEMBER 31,
                                                                               -----------------------------
                                                                                     2006          2005
                                                                               --------------   ------------
                                                                                         (IN MILLIONS)
       Impaired mortgage loans with investment valuation allowances........     $      17.8       $ 59.1
       Impaired mortgage loans without investment valuation allowances.....              .1          4.0
                                                                               ---------------   -----------
       Recorded investment in impaired mortgage loans......................            17.9         63.1
       Investment valuation allowances.....................................            (7.3)        (7.1)
                                                                               ---------------   -----------
       Net Impaired Mortgage Loans.........................................     $      10.6       $ 56.0
                                                                               ===============   ===========

        During 2006, 2005 and 2004, the Closed Block's average recorded investment in impaired mortgage loans was $59.9 million, $61.0 million and $62.6 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3.3 million, $4.1 million and $4.7 million for 2006, 2005 and 2004, respectively.

        Valuation allowances amounted to $7.3 million and $7.1 million on mortgage loans on real estate at December 31, 2006 and 2005, respectively. Writedowns of fixed maturities amounted to $1.4 million, $7.7 million and $10.8 million for 2006, 2005 and 2004, respectively.

7)      CONTRACTHOLDER BONUS INTEREST CREDITS

        Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                                                           DECEMBER 31,
                                                                               ------------------------------
                                                                                     2006             2005
                                                                               ---------------    -----------
                                                                                         (IN MILLIONS)
       Balance, beginning of year..........................................     $     555.0         $ 461.0
       Contractholder bonus interest credits deferred .....................           155.4           142.4
       Amortization charged to income .....................................           (59.7)          (48.4)
                                                                               ---------------   ------------
       Balance, End of Year ...............................................     $     650.7         $ 555.0
                                                                               ===============   ============

8)      GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

        A) Variable Annuity Contracts - GMDB and GMIB
           ------------------------------------------

        The Company has certain variable annuity contracts with GMDB and GMIB features in-force that guarantee one of the following:

        o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

        o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

        o  Roll-Up:  the benefit is the greater of current  account value or
           premiums  paid   (adjusted  for   withdrawals)   accumulated   at
           contractually specified interest rates up to specified ages; or

        o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit.

        The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities:


                                                                  GMDB          GMIB            TOTAL
                                                             --------------  -----------    ------------
                                                                               (IN MILLIONS)

       Balance at January 1, 2004.........................   $      69.3      $  85.6        $ 154.9
         Paid guarantee benefits..........................         (46.8)        -             (46.8)
         Other changes in reserve.........................          45.1         32.0           77.1
                                                            ---------------  ------------   ------------
       Balance at December 31, 2004.......................          67.6        117.6          185.2
         Paid guarantee benefits..........................         (39.6)        (2.2)         (41.8)
         Other changes in reserve.........................          87.2         58.2          145.4
                                                            ---------------  ------------   ------------
       Balance at December 31, 2005.......................         115.2        173.6          288.8
         Paid guarantee benefits..........................         (31.6)        (3.3)         (34.9)
         Other changes in reserve.........................          80.1         58.0          138.1
                                                            ---------------  ------------   ------------
       Balance at December 31, 2006.......................   $     163.7      $  228.3       $ 392.0
                                                            ===============  ============   ============

        Related GMDB reinsurance ceded amounts were:

                                                                   GMDB
                                                             -----------------

        Balance at January 1, 2004.........................   $      17.2
          Paid guarantee benefits..........................         (12.9)
          Other changes in reserve.........................           6.0
                                                             -----------------
        Balance at December 31, 2004.......................          10.3
          Paid guarantee benefits..........................         (12.1)
          Other changes in reserve.........................          24.5
                                                             -----------------
        Balance at December 31, 2005.......................          22.7
          Paid guarantee benefits..........................          (9.1)
          Other changes in reserve.........................          10.0
                                                             -----------------
        Balance at December 31, 2006.......................   $      23.6
                                                             =================

        The December 31, 2006 values for those variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship exclusive:

        between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually

                                                  RETURN
                                                    OF
                                                  PREMIUM         RATCHET         ROLL-UP          COMBO           TOTAL
                                               -------------- ----------------  -------------   -------------  ---------------
                                                                        (DOLLARS IN MILLIONS)
      GMDB:
      -----
        Account values invested in:
           General Account..................   $   11,331      $      408       $     319      $      646       $    12,704
           Separate Accounts................   $   25,633      $    7,856       $   7,653      $   23,165       $    64,307
        Net amount at risk, gross...........   $      302      $      234       $   1,447      $       41       $     2,024
        Net amount at risk, net of
           amounts reinsured................   $      302      $      164       $     883      $       41       $     1,390
        Average attained age of
           contractholders..................         49.5            61.0            64.3            61.2              52.6
        Percentage of contractholders
          over age 70.......................          7.5%           22.6%           33.6%           21.2%             11.8%
        Range of contractually specified
           interest rates...................         N/A              N/A            3%-6%           3%-6%

      GMIB:
      -----
        Account values invested in:
           General Account..................         N/A              N/A       $      87       $     882       $       969
           Separate Accounts................         N/A              N/A       $   5,248       $  31,736       $    36,984
        Net amount at risk, gross...........         N/A              N/A       $     277       $      -        $       277
        Net amount at risk, net of
           amounts reinsured................         N/A              N/A       $      71       $      -        $        71
        Weighted average years remaining
           until earliest annuitization.....         N/A              N/A             2.4             8.4               7.4
        Range of contractually specified
           interest rates...................         N/A              N/A            3%-6%            3%-6%

        B) Separate Account Investments by Investment Category Underlying GMDB
           -------------------------------------------------------------------
           and GMIB Features
           -----------------

        The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option which is part of the General Account and variable investment options which invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                   DECEMBER 31,   December 31,
                                                                                       2006           2005
                                                                                  -------------   -------------
                                                                                          (IN MILLIONS)
       GMDB:
          Equity.............................................................      $    42,885     $  35,857
          Fixed income.......................................................            4,438         4,353
          Balanced...........................................................           14,863         9,121
          Other..............................................................            2,121         1,813
                                                                                  --------------  -------------
          Total..............................................................      $    64,307     $  51,144
                                                                                  ==============  =============
       GMIB:
          Equity.............................................................      $    22,828     $  17,540
          Fixed income.......................................................            2,727         2,608
          Balanced...........................................................           10,439         5,849
          Other..............................................................              990           680
                                                                                  --------------  -------------
          Total..............................................................      $    36,984     $  26,677
                                                                                  ==============  =============

        C) Hedging Programs for GMDB and GMIB Features
           -------------------------------------------

        In 2003, the Company initiated a program intended to provide an economic hedge against certain risks associated with the GMDB feature of the Accumulator(R) series of variable annuity products sold beginning April 2002. In 2004, the program was expanded to provide an economic hedge against certain risks associated with the GMIB feature of the Accumulator(R) series of variable annuity products sold beginning 2004. This program currently utilizes exchange-traded futures contracts that are dynamically managed in an effort to reduce the economic impact of unfavorable changes in GMDB and GMIB exposures attributable to movements in the equity and fixed income markets. At December 31, 2006, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $41,597 million and $52 million, respectively, with the GMDB feature and $24,409 million and zero million, respectively, with the GMIB feature.

        Although these programs are designed to provide economic protection against the impact adverse market conditions may have with respect to GMDB and GMIB guarantees, they do not qualify for hedge accounting treatment under SFAS No. 133. Therefore, SFAS No. 133 requires gains or losses on the futures contracts used in these programs, including current period changes in fair value, to be recognized in investment income in the period in which they occur, and may contribute to earnings volatility.

        D)  Variable and Interest-Sensitive Life Insurance Policies - No Lapse
            ------------------------------------------------------------------
            Guarantee
            ---------

        The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

        The following table summarizes the no lapse guarantee liabilities reflected in the General Account in future policy benefits and other policyholders liabilities, and related reinsurance ceded:

                                                                DIRECT       REINSURANCE
                                                               LIABILITY         CEDED           NET
                                                             ------------   --------------   ------------
                                                                             (IN MILLIONS)
       Balance at January 1, 2004.........................    $   37.4        $   -            $  37.4
         Impact of adoption of SOP 03-1...................       (23.4)           (1.7)          (25.1)
         Other changes in reserve.........................         6.5            (4.4)            2.1
                                                             ------------   --------------   -------------
       Balance at December 31, 2004.......................        20.5            (6.1)           14.4
         Other changes in reserve.........................        14.3           (14.3)              -
                                                             ------------   --------------   -------------
       Balance at December 31, 2005.......................        34.8           (20.4)           14.4
         Other changes in reserve.........................        32.0           (27.5)            4.5
                                                             ------------   --------------   -------------
       Balance at December 31, 2006.......................    $   66.8        $  (47.9)        $  18.9
                                                             ============   ==============   =============

9)      REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on single life policies of $25 million and on second-to-die policies of $30 million with the excess 100% reinsured. For certain segments of its business, the Insurance Group ceded 40% of the business underwritten by AXA Equitable on a guaranteed or simplified issue basis was ceded on a yearly renewable term basis. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases. Likewise, certain risks that would otherwise be reinsured on a proportional basis have been retained.

        At December 31, 2006, the Company had reinsured in the aggregate approximately 31.3% of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 74% of its current liability exposure resulting from the GMIB feature. See Note 8 of Notes to Consolidated Financial Statements.

        Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives under SFAS No. 133, at December 31, 2006 and 2005 were $117.8 million and $132.6 million, respectively. The (decrease) increase in estimated fair value was $(14.8) million, $42.6 million and $61.0 million for 2006, 2005 and 2004, respectively.

        At December 31, 2006 and 2005, respectively, reinsurance recoverables related to insurance contracts amounted to $2.69 billion and $2.60 billion. Reinsurance payables related to insurance contracts totaling $54.2 million and $39.7 million are included in other liabilities in the consolidated balance sheets.

        The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $262.6 million and $288.4 million at December 31, 2006 and 2005, respectively.

        The Insurance Group also cedes a portion of its extended term insurance and paid up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

        In addition to the sale of insurance products, the Insurance Group acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. The Insurance Group has also assumed accident, health, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. Reinsurance assumed reserves at December 31, 2006 and 2005 were $644.4 million and $624.6 million, respectively.

        The following table summarizes the effect of reinsurance (excluding group life and health):

                                                                  2006             2005         2004
                                                             --------------   -------------- ----------
                                                                               (IN MILLIONS)

       Direct premiums....................................   $     854.6      $  901.0       $ 828.9
       Reinsurance assumed................................         196.1         170.1         191.2
       Reinsurance ceded..................................        (232.9)       (189.4)       (140.5)
                                                            ---------------  ------------   -----------
       Premiums                                              $     817.8      $  881.7       $ 879.6
                                                            ===============  ============   ===========
       Universal Life and Investment-type Product
         Policy Fee Income Ceded..........................   $     152.8      $  169.3       $ 134.8
                                                            ===============  ============   ===========
       Policyholders' Benefits Ceded......................   $     379.2      $  300.2       $ 361.0
                                                            ===============  ============   ===========
       Interest Credited to Policyholders' Account
         Balances Ceded...................................   $      53.8      $   50.9        $ 50.2
                                                            ===============  ============   ===========

        Individual Disability Income and Major Medical
        ----------------------------------------------
        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92.9 million and $91.2 million at December 31, 2006 and 2005, respectively. At December 31, 2006 and 2005, respectively, $1,032.4 million and $1,043.9 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                                 2006          2005         2004
                                                            ------------  ------------  ------------
                                                                          (IN MILLIONS)
       Incurred benefits related to current year.........    $    35.8     $   35.6      $   35.0
       Incurred benefits related to prior years..........          9.9         50.3          12.8
                                                            ------------  ------------  ------------
       Total Incurred Benefits...........................    $    45.7     $   85.9      $   47.8
                                                            ============  ============  ============

       Benefits paid related to current year.............    $    14.0     $   14.8      $   12.9
       Benefits paid related to prior years..............         30.0         44.7          33.1
                                                            ------------  ------------  ------------
       Total Benefits Paid...............................    $    44.0     $   59.5      $   46.0
                                                            ============  ============  ============


10)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                       DECEMBER 31,
                                                                              -----------------------------
                                                                                   2006            2005
                                                                              -------------    ------------
                                                                                       (IN MILLIONS)
       Short-term debt:
       Current portion of long-term debt...................................   $      -         $    399.7
       Promissory note, 5.27% .............................................       248.3             248.3
       AllianceBernstein commercial paper .................................       334.9              -
                                                                              ------------     -----------
       Total short-term debt...............................................       583.2             648.0
                                                                              ------------     -----------
       Long-term debt:
       AXA Equitable:
         Surplus Notes, 7.70%, due 2015....................................       199.8             199.8
                                                                              ------------     -----------
             Total AXA Equitable...........................................       199.8             199.8
                                                                              ------------     -----------
       AllianceBernstein:
         Other.............................................................          -                7.6
                                                                              ------------     -----------
             Total AllianceBernstein.......................................          -                7.6
                                                                              ------------     -----------
       Total long-term debt................................................       199.8             207.4
                                                                              ------------     -----------
       Total Short-term and Long-term Debt.................................   $   783.0        $    855.4
                                                                              ============     ===========

        Short-term Debt
        ---------------

        On July 9, 2004, AXA and certain of its subsidiaries, including AXA Financial, entered into a (euro)3.5 billion global revolving credit facility which matures July 9, 2009, with a group of 30 commercial banks and other lenders. Under the terms of the revolving credit facility, up to $500.0 million is available to AXA Financial for general corporate purposes.

        AXA Equitable has a $350.0 million, one-year promissory note, of which $101.7 million is included within Wind-up Annuities. The promissory note, which matures in March 2007, is related to wholly owned real estate. Certain terms of the promissory note, such as interest rate and maturity date, are negotiated annually.

        At December 31, 2006 and 2005, the Company had pledged real estate of $326.0 million and $320.8 million, respectively, as collateral for certain short-term debt.

        In August 2001, AllianceBernstein issued $400.0 million 5.625% notes pursuant to a shelf registration statement that originally permitted AllianceBernstein to issue up to $600.0 million in senior debt securities. AllianceBernstein currently has $200.0 million available under the shelf registration statement for future issuances. The proceeds from the AllianceBernstein notes were used to reduce commercial paper and credit facility borrowings and for other general partnership purposes. The AllianceBernstein notes matured in August 2006. AllianceBernstein used cash flow from operations as well as proceeds from the issuance of commercial paper to retire the notes at maturity.

        In February 2006, AllianceBernstein entered into an $800.0 million five-year revolving credit facility with a group of commercial banks and other lenders. The revolving credit facility is intended to provide back-up liquidity for AllianceBernstein's commercial paper program, which increased from $425.0 million to $800.0 million in May 2006. Under the revolving credit facility, the interest rate, at the option of AllianceBernstein, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds rate. The revolving credit facility contains covenants that, among other things, require AllianceBernstein to meet certain financial ratios. AllianceBernstein was in compliance with the covenants as of December 31, 2006.

        As of December 31, 2006, AllianceBernstein maintained a $100.0 million extendible commercial notes ("ECN") program as a supplement to AllianceBernstein's commercial paper program. ECNs are short-term uncommitted debt instruments that do not require back-up liquidity support.

        In 2006, SCB LLC entered into four separate uncommitted credit facility agreements with various banks, each for $100.0 million. As of December 31, 2006, there were no amounts outstanding under these credit facilities. During the first quarter 2007, SCB LLC increased three of the agreements to $200.0 million each and entered into an additional agreement for $100.0 million with a new bank.

        Long-term Debt
        --------------

        At December 31, 2006, the Company was not in breach of any debt covenants.

11)     RELATED PARTY TRANSACTIONS

        The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $53.5 million, $57.2 million and $55.0 million, respectively, for 2006, 2005 and 2004.

        The Company paid $767.2 million, $695.0 million and $658.8 million, respectively, of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products for 2006, 2005 and 2004. The Company charged AXA Distribution's subsidiaries $352.9 million, $324.4 million and $293.1 million, respectively, for their applicable share of operating expenses for 2006, 2005 and 2004, pursuant to the Agreements for Services.

        In September 2001, AXA Equitable loaned $400.0 million to AXA Insurance Holding Co. Ltd., a Japanese subsidiary of AXA. This investment has an interest rate of 5.89% and matures on June 15, 2007. All payments, including interest payable semi-annually, are guaranteed by AXA.

        In 2005, AXA Financial issued a note to AXA Equitable in the amount of $325.0 million with an interest rate of 6.00% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

        In 2003, AXA Equitable entered into a reinsurance agreement with AXA Financial Reinsurance Company (Bermuda), LTD ("AXA Bermuda"), an indirect, wholly owned subsidiary of AXA Financial, to cede certain term insurance policies written after December 2002. AXA Equitable ceded $91.9 million, $57.9 million and $28.6 million of premiums and $49.1 million, $26.3 million and $16.4 million of reinsurance reserves to AXA Bermuda in 2006, 2005 and 2004, respectively.

        Various AXA affiliates cede a portion of their life and health insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retrocedes a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2006 under this arrangement totaled approximately $1.1 million.

        Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements that include technology and professional development arrangements. Payments by AXA Equitable and AllianceBernstein to AXA under such agreements totaled approximately $28.8 million, $32.8 million and $30.2 million in 2006, 2005 and 2004, respectively. Payments by AXA and AXA affiliates to AXA Equitable under such agreements totaled $27.9 million, $30.4 million and $38.9 million in 2006, 2005 and 2004, respectively. Included in the payments by AXA and AXA affiliates to the Company are $12.6 million, $12.7 million and $12.7 million from AXA Tech, which represent the net amount of payments resulting from services and facilities provided by the Company to AXA Tech of $111.0 million, $110.9 million and $106.4 million less the payments for services provided from AXA Tech to the Company of $98.4 million, $98.2 million and $93.7 million for 2006, 2005 and 2004, respectively.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                   2006               2005               2004
                                                             -----------------   ----------------  ------------------
                                                                                  (IN MILLIONS)

        Investment advisory and services fees..............   $       840.5       $       728.5     $        744.7
        Distribution revenues..............................           421.0               397.8              447.3
        Other revenues - shareholder servicing fees........            97.2                99.3              116.0
        Other revenues - other.............................             6.9                 8.0                8.8
        Institutional research services....................             1.4                 3.5                5.3


12)     EMPLOYEE BENEFIT PLANS

        The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. These pension plans are non-contributory and their benefits are based on a cash balance formula and/or, for certain participants, years of service and final average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company uses a December 31 measurement date for its pension and postretirement plans.

        Generally, the Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company made cash contributions of $4.3 million in 2006. No significant cash contributions to the Company's qualified plans are expected to be required to satisfy their minimum funding requirements for 2007.

        Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (In Millions)
       Service cost.......................................   $        37.6      $        36.0       $       34.6
       Interest cost on projected benefit obligations.....           122.1              123.7              121.9
       Expected return on assets..........................          (184.8)            (173.7)            (170.9)
       Net amortization and deferrals.....................            81.0               78.8               64.7
                                                            -----------------  -----------------   -----------------
       Net Periodic Pension Expense.......................   $        55.9      $        64.8       $       50.3
                                                            =================  =================   =================

        The plans' projected benefit obligations under the Company's qualified and non-qualified plans were comprised of:

                                                                                           DECEMBER 31,
                                                                               -------------------------------------
                                                                                     2006                2005
                                                                               -----------------   -----------------
                                                                                          (IN MILLIONS)
       Benefit obligations, beginning of year.................................  $     2,365.5       $    2,212.0
       Service cost...........................................................           30.6               30.0
       Interest cost..........................................................          122.1              123.7
       Actuarial (gains) losses ..............................................          (64.7)             128.7
       Benefits paid..........................................................         (159.2)            (128.9)
                                                                               -----------------   -----------------
       Benefit Obligations, End of Year.......................................  $     2,294.3       $    2,365.5
                                                                               =================   =================

        At December 31, 2006, the Company adopted SFAS No. 158, requiring recognition, in the consolidated balance sheet, of the funded status of its defined benefit pension plans, measured as the difference between plan assets at fair value and the projected benefit obligations. The following table discloses the change in plan assets and the reconciliation of the funded status of the Company's qualified plans to amounts included in the accompanying consolidated balance sheets:

                                                                                             DECEMBER 31,
                                                                                  -----------------------------------
                                                                                       2006               2005
                                                                                  ----------------  -----------------
                                                                                            (IN MILLIONS)
       Plan assets at fair value, beginning of year.............................. $    2,278.5       $     2,126.7
       Actual return on plan assets..............................................        282.0               208.9
       Contributions.............................................................          4.3                78.5
       Benefits paid and fees....................................................       (168.8)             (135.6)
                                                                                  ----------------  -----------------
       Plan assets at fair value, end of year....................................      2,396.0             2,278.5
       Projected benefit obligations.............................................      2,294.3             2,365.5
                                                                                  ----------------  -----------------
       Overfunding (underfunding) of plan assets over
         projected benefit obligations...........................................        101.7               (87.0)
       Unrecognized prior service cost...........................................          -                 (24.4)
       Unrecognized net loss from past experience different
         from that assumed.......................................................          -                 957.3
       Unrecognized net asset at transition......................................          -                  (1.0)
                                                                                  ----------------  -----------------
       Prepaid Pension Cost, Net................................................. $      101.7       $       844.9
                                                                                  ================  =================

        Prepaid and accrued pension costs were $133.1 million and $31.4 million, respectively, at December 31, 2006 and $868.3 million and $23.4 million, respectively, at December 31, 2005. The aggregate projected benefit obligations and fair value of plan assets for pension plans with projected benefit obligations in excess of plan assets were $84.7 million and $53.3 million, respectively, at December 31, 2006, and $2,365.5 million and $2,278.5 million, respectively, at December 31, 2005. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $68.4 million and $53.3 million, respectively, at December 31, 2006, and $66.9 million and $47.4 million, respectively, at December 31, 2005. The accumulated benefit obligations for all defined benefit pension plans were $2,226.8 million and $2,290.0 million at December 31, 2006 and 2005, respectively.

        The following table illustrates the incremental line-by-line effect of applying SFAS No. 158 for the pension plans in the December 31, 2006 consolidated balance sheet:

                                                                 Before                                 After
                                                              Application                            Application
                                                                of SFAS                                of SFAS
                                                                 No.158           Adjustments           No.158
                                                            -----------------  -----------------   -----------------
                                                                                 (In Millions)

       Other assets ......................................   $       3,753.0    $      (684.2)      $    3,068.8
       Total assets.......................................         149,970.3           (684.2)         149,286.1
       Income taxes payable...............................           3,216.9           (242.7)           2,974.2
       Other liabilities..................................           1,803.8             12.0            1,815.8
       Minority interest in equity of consolidated
           subsidiaries...................................           2,293.9             (4.0)           2,289.9
       Total liabilities..................................         140,038.4           (234.7)         139,803.7
       Accumulated other comprehensive income.............             282.2           (449.5)            (167.3)
       Total shareholder' equity..........................           9,931.9           (449.5)           9,482.4

        The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2006 that have not yet been recognized as components of net periodic pension cost:

                                                                                                  DECEMBER 31,
                                                                                                      2006
                                                                                              --------------------
                                                                                                  (IN MILLIONS)
       Unrecognized net actuarial loss ....................................................    $       710.7
       Unrecognized prior service cost (credit)............................................            (18.8)
       Unrecognized net transition obligation (asset)......................................              (.8)
                                                                                              --------------------
            Total .........................................................................    $       691.1
                                                                                              ====================

        The estimated net loss, prior service cost, and net transition asset to be reclassified from accumulated other comprehensive income and recognized as components of net periodic pension cost over the next year are $59.7 million, $(5.6) million, and zero, respectively. The following table discloses the estimated fair value of plan assets and the percentage of estimated fair value to total plan assets for the qualified plans of the Company at December 31, 2006 and 2005.

                                                                               DECEMBER 31,
                                                         ----------------------------------------------------------
                                                                   2006                           2005
                                                         ----------------------------------------------------------
                                                                               (IN MILLIONS)
                                                                ESTIMATED                    Estimated
                                                                FAIR VALUE         %         Fair Value      %
                                                         ---------------------   -----    ---------------  ------
       Corporate and government debt securities........    $          429.8       18.0    $     452.3        19.9
       Equity securities...............................             1,720.7       71.8        1,526.5        67.0
       Equity real estate .............................               245.5       10.2          221.8         9.7
       Short-term investments..........................                 -          -            77.9         3.4
       Other...........................................                 -          -             -            -
                                                         ---------------------   -----    ---------------   -----
       Total Plan Assets...............................    $        2,396.0      100.0    $   2,278.5       100.0
                                                         =====================   =====    ===============   =====

        The primary investment objective of the plans of the Company is to maximize return on assets, giving consideration to prudent risk. The asset allocation is designed with a long-term investment horizon, based on target investment of 65% equities, 25% fixed income and 10% real estate. Emphasis is given to equity investments, given their higher expected rate of return. Fixed income investments are included to provide less volatile return. Real estate investments offer diversity to the total portfolio and long-term inflation protection.

        A secondary investment objective of the plans of the Company is to minimize variation in annual net periodic pension cost over the long term and to fund as much of the future liability growth as practical. Specifically, a reasonable total rate of return is defined as income plus realized and unrealized capital gains and losses such that the growth in projected benefit obligation is less than the return on investments plus contributions.

        The assumed discount rates for measurement of the benefit obligations at December 31, 2006 and 2005 each reflect the rates at which pension benefits then could be effectively settled. Specifically at December 31, 2006, projected nominal cash outflows to fund expected annual benefits payments under the Company's qualified and non-qualified pension and postretirement benefit plans were discounted using a published high-quality bond yield curve. The discount rate of 5.75% disclosed below as having been used to measure the benefits obligation at December 31, 2006 represents the level equivalent discount rate that produces the same present value measure of the benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2006 and 2005.

                                                                                     AXA FINANCIAL GROUP
                                                                               --------------------------------
                                                                                   2006               2005
                                                                                   ----               ----
       Discount rate:
         Benefit obligation...............................................        5.75%              5.25%
         Periodic cost....................................................        5.25%              5.75%

       Rate of compensation increase:
         Benefit obligation and periodic cost.............................        6.00%              6.00%

       Expected long-term rate of return on plan assets (periodic cost)...        8.50%              8.50%

        As noted above, the pension plans' target asset allocation is 65% equities, 25% fixed maturities, and 10% real estate. Management reviewed the historical investment returns and future expectations of returns from these asset classes to conclude that a long-term expected rate of return of 8.5% is reasonable.

        Prior to 1987, the pension plan funded participants' benefits through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $20.3 million, $21.7 million and $23.2 million for 2006, 2005 and 2004, respectively.

        The following table sets forth an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2007, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2006 and include benefits attributable to estimated future employee service.

                                               PENSION BENEFITS
                                               ----------------
                                                (IN MILLIONS)

                   2007.....................   $    165.1
                   2008.....................        174.1
                   2009.....................        177.2
                   2010.....................        179.2
                   2011.....................        180.3
                   Years 2012 -2016.........        914.4

        AllianceBernstein maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under the AllianceBernstein Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, AllianceBernstein adopted SCB Deferred Compensation Award Plan ("SCB Plan") and agreed to invest $96.0 million per annum for three years to fund purchases of AllianceBernstein Holding L.P. ("AllianceBernstein Holding") units or an AllianceBernstein sponsored money market fund in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or hired to replace them. The Company has recorded compensation and benefit expenses in connection with these deferred compensation plans totaling $243.8 million, $186.2 million and $146.7 million for 2006, 2005 and 2004, respectively.

13)     SHARE-BASED COMPENSATION

        AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and associates of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and associates of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

        For 2006, the Company recognized $24.8 million of compensation costs under SFAS No. 123(R) for employee stock options, including $16.9 million resulting from unvested awards at January 1, 2006. On March 31, 2006, 3.8 million nonstatutory stock options to purchase AXA ordinary shares were awarded under The AXA Stock Option Plans for AXA Financial Employees and Associates, of which approximately 2.6 million have a four year graded vesting schedule, with one-third vesting on each of the second, third and fourth anniversaries of the grant date and approximately 1.2 million have a 4-year cliff-vesting term. The cost of that award is attributed over the shorter of the employees' four year service-vesting term or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. All of the options granted on March 31, 2006 have a 10-year contractual term. Information about options outstanding and exercisable at December 31, 2006 also is presented. The number of AXA ADRs authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately
        124.5 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2006 follows:

                                                                Options Outstanding
                         ---------------------------------------------------------------------------------------------------
                                                                                                    AllianceBernstein
                               AXA Ordinary Shares                    AXA ADRs                        Holding Units
                         -------------------------------- --------------------------------- --------------------------------
                                             Weighted                          Weighted                          Weighted
                             Number          Average'          Number          Average'         Number           Average'
                          Outstanding        Exercise       Outstanding        Exercise      Outstanding         Exercise
                         (In Millions)        Price        (In Millions)        Price       (In Millions)         Price
                         --------------   ---------------  --------------   --------------  --------------    --------------
Options outstanding at
   January 1, 2006.....            3.5    (euro)   20.87           38.6      $     24.06           7.5         $    40.45
Options granted .......            4.0    (euro)   28.40             .7            23.26            - (2)      $    65.02
Options exercised......            -               -               (9.1)     $     22.08          (2.6)        $    38.40
Options forfeited......            (.1)   (euro)   -               (3.4)     $     33.57           (.1)        $    38.19
Options expired........            -               -                  -                             -
                         --------------                    --------------                   --------------
Options Outstanding at
   December 31, 2006...            7.4    (euro)   24.82           26.8      $     23.40           4.8         $    41.62
                         ==============   ===============  ==============   ==============  ==============    ==============
Aggregate Intrinsic                       (euro)    43.2                     $     463.1                       $   186.9
   Value (1)...........                   ===============                   ==============                    ==============
Weighted Average
   Remaining
   Contractual Term
   (in years)..........            8.9                              4.4                           4.37
                         ==============                    ==============                   ==============
Options Exercisable at             -                               20.2      $     23.40           4.4         $    42.24
   December 31, 2006...  ==============                    ==============   ==============  ==============    ==============
Aggregate Intrinsic                               -                          $     342.4                       $    169.3
   Value (1)...........                   ===============                   ==============                    ==============
Weighted Average
   Remaining
   Contractual Term
    (in years).........            -                                3.39                           4.30
                         ==============                    ==============                   ==============

        (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2006 of the respective underlying shares over the strike prices of the option awards.
        (2) AllianceBernstein grants totaled 9,712 units in 2006.

        Cash proceeds received from employee exercises of options to purchase AXA ADRs in 2006 were $201.3 million. The intrinsic value related to employee exercises of options to purchase AXA ADRs during 2006, 2005 and 2004 were $132.1 million, $68.3 million and $18.8 million, respectively, resulting in amounts currently deductible for tax purposes of $44.9 million, $22.9 million and $6.2 million, respectively, for the periods then ended. Under SFAS No. 123(R), $34.8 million windfall tax benefits resulted from employee stock option exercises during 2006.

        At December 31, 2005, AXA Financial held 9.3 million AXA ADRs in treasury at a weighted average cost of approximately $24.00 per ADR, of which approximately 9.0 million were designated to fund future exercises of outstanding employee stock options and the remainder of approximately .3 million units was available for general corporate purposes, including funding other stock-based compensation programs. These AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of employee stock options. Remaining outstanding and unexercised at December 31, 2006 are call options to purchase 8.9 million AXA ADRs at strike prices ranging from $30.41 to $32.37, each having a cap equal to approximately 150% of its strike price, at which time the option automatically would be exercised. These call options expire on November 23, 2009. During 2006, AXA Financial utilized approximately 5.6 million AXA ADRs from treasury to fund exercises of employee stock options. Employee options outstanding at December 31, 2006 to purchase AXA ordinary shares begin to become exercisable in March 2007 and their future exercises are expected to be funded by newly issued AXA ordinary shares.

        Prior to adoption of SFAS No. 123(R), the Company had elected to continue accounting for employee stock option awards under APB No. 25 and, therefore, no compensation cost for these awards was recognized in the consolidated statement of earnings in 2005 and 2004. The following table illustrates the effect on net income had compensation expense for employee stock option awards been measured and recognized by the Company under the fair-value-based method of SFAS No. 123, "Accounting for Stock-Based Compensation". These pro forma disclosures are not adjusted from amounts previously reported and, therefore, retain the original grant-date fair values of the underlying awards, continue to attribute cost over the awards' service-vesting periods and do not include estimates of pre-vesting forfeitures.

                                                                                  2005               2004
                                                                           ------------------- -----------------
                                                                                        (In Millions)
       Net earnings as reported..........................................   $     1,073.8      $       929.9
       Less:  Total stock-based employee compensation expense
          determined under fair value method, net of income tax benefit..           (23.2)             (21.4)
                                                                           -----------------   -----------------
       Pro Forma Net Earnings............................................   $     1,050.6      $       908.5
                                                                           =================   =================

        For the purpose of estimating the fair value of employee stock option awards granted on or after January 1, 2006, the Company continues to apply the Black-Scholes-Merton formula and the same methodologies for developing the input assumptions as previously had been used to prepare the pro forma disclosures required by SFAS No. 123. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2006, 2005 and 2004, respectively. For employee stock options with graded vesting terms and service conditions granted on or after January 1, 2006, the Company elected under SFAS No. 123(R) to retain its practice of valuing these as singular awards and to change to the graded-vesting method of attribution, whereby the cost is recognized separately over the requisite service period for each individual one-third of the options vesting on the second, third and fourth anniversaries of the grant date.

                                     AXA Ordinary                                 AllianceBernstein
                                        Shares              AXA ADRs                Holding Units
                                  ------------------- --------------------  -----------------------------
                                     2006     2005       2005      2004        2006      2005      2004
                                   -------- --------- ---------- ---------  --------- ---------- --------
       Dividend yield............   3.48%    3.15%      3.01%      2.24%         6%       6.2%      3.5%

       Expected volatility.......     28%      25%        25%        43%        31%        31%       32%

       Risk-free interest rate...   3.77%    3.09%      4.27%      2.86%       4.9%       3.7%      4.0%

       Expected life in years....    5.0      5.0        5.0        5.0        6.5        3.0       5.0

       Weighted average fair
         value per option at
         grant date..............  $7.45    $4.30      $4.85      $6.94     $12.35      $7.04     $8.00

        As of December 31, 2006, approximately $19.0 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 1.8 years.

        Under the Stock Incentive Plan, AXA Financial grants restricted AXA ADRs to employees of its subsidiaries, including AXA Equitable. Generally, all outstanding restricted AXA ADR grants have a 7-year vesting schedule with potential accelerated vesting based on performance. Under The Equity Plan for Directors ("the Equity Plan"), AXA Financial grants non-officer directors restricted AXA ADRs and unrestricted AXA ADRs annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent directors of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds. For 2006, 2005 and 2004 AXA Financial Group recognized compensation costs of $5.6 million, under SFAS No. 123(R) and $10.1 million and $9.5 million, respectively, under APB No. 25 for awards outstanding under these plans. Consistent with existing practice of the Company prior to adoption of SFAS No. 123(R), grant-date fair value continues to be measured by the closing price of the shares awarded and the result generally is attributed over the shorter of the performance period, the requisite service period, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award.

        At December 31, 2006, approximately 60,692 restricted AllianceBernstein Holding Units outstanding under the Century Club Plan remain unvested. At December 31, 2006, approximately $2.1 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 1.6 years. Restricted AXA ADRs vested in 2006, 2005 and 2004 had aggregate vesting-date fair values of approximately $13.5 million, $19.2 million and $12.7 million, respectively. In 2005 244,790 restricted AXA ADRs were granted having an aggregate grant-date fair value of $6.6 million. The following table summarizes unvested restricted AXA ADR activity for 2006.

                                                                                                       WEIGHTED
                                                                                  SHARES OF            AVERAGE
                                                                                  RESTRICTED          GRANT DATE
                                                                                    STOCK             FAIR VALUE
                                                                                --------------     ---------------

      Unvested as of January 1, 2006..........................................       867,387        $        19.94
      Granted.................................................................        78,865        $        35.16
      Vested..................................................................       381,836        $        16.98
      Forfeited...............................................................        50,381
                                                                                --------------
      Unvested as of December 31, 2006........................................       514,035        $        23.91
                                                                                ==============

        On March 31, 2006, under the terms of the AXA Performance Unit Plan 2006, the AXA Management Board awarded 722,854 unearned performance units to employees of AXA Financial subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2006 plan cliff-vest on the second anniversary of their date of award. When fully-vested, the performance units earned will be settled in cash, or in some cases, a combination of cash (70%) and stock (30%), the latter equity portion having transfer restrictions for a two-year period. For 2006 awards, the price used to value the performance units at settlement will be the average opening price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 28, 2008.

        For 2006, 2005 and 2004 the Company recognized compensation costs of $25.9 million, under SFAS No. 123(R) and $7.2 million and $.7 million, respectively, under APB No. 25 for performance units earned to date. Substantially similar to existing practice of the Company prior to adoption of SFAS No. 123(R), the change in fair value of these awards in 2006 was measured by the closing price of the underlying the Company ordinary shares or AXA ADRs and adjustment was made to reflect the impact of expected and actual pre-vesting forfeitures. In addition, similar to adoption of SFAS No. 123(R) for employee stock option awards, the cost of performance units awarded on or after January 1, 2006, such as those granted March 31, 2006, were attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2006 and 2005 was $45.8 million and $9.1 million, respectively, including incremental awards earned under the 2005 and 2004 plans from having exceeded the targeted performance criteria established in those years by 14.6% and 11.1%, respectively. Approximately 720,691 outstanding performance units are at risk to achievement of 2006 performance criteria, including approximately 50% of the award granted on March 31, 2006.

        Following completion of the merger of AXA Merger Corp. with and into AXA Financial in January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The Company recorded compensation expense for these fully-vested awards of $6.1 million, $28.9 million and $14.2 million for 2006, 2005 and 2004, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the outstanding tandem SARs/NSOs. The value of these tandem SARs/NSOs at December 31 2006 and 2005 was $24.9 million and $57.5 million, respectively. At December 31, 2006, 1.6 million tandem SARs/NSOs were outstanding, having weighted average remaining expected and contractual terms of 1.11 and 2.22 years, respectively, and for which the SARs component had maximum value of $24.9 million. During 2006, 2005 and 2004, respectively, approximately
        2.8 million, .7 million and zero million of these awards were exercised at an aggregate cash-settlement value of $41.2 million $7.5 million and zero million.

        On March 31, 2006, 59,644 Stock Appreciation Rights ("SARs") with a 4-year cliff-vesting schedule were granted to certain associates of AXA Financial subsidiaries. These SARs entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over
        29.22 Euros as of the date of exercise. Similar to the SARs component of the tandem SARs/NSOs, awards remaining unexercised at expiry of their 10-year contractual term will be automatically exercised on the expiration date. At December 31, 2006, .2 million SARs were outstanding, having weighted average remaining contractual term of 6.03 years. The accrued value of SARs at December 31, 2006 and 2005 was $2.9 million and $1.0 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2006, the Company recorded compensation expense for SARs of $1.9 million, under SFAS No. 123(R), reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards. For 2005 and 2004, the Company recorded compensation expense of $.6 million and $.03 million, respectively, under APB No. 25 reflecting the impact in those periods of the change in the market price of the underlying AXA ordinary share or AXA ADR on the value of the outstanding SARs.

        In fourth quarter 2006, eligible employees of AXA Financial's subsidiaries participated in AXA's global offering to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2006. Similar to the AXA Shareplan programs previously offered in 2001 through 2005, the plan offered two investment alternatives that, with limited exceptions, restrict the sale or transfer of the purchased shares for a period of five years. "Investment Option A" permitted participants to purchase AXA ADRs at a 20% formula discounted price. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 15.21% formula discounted price on a leveraged basis with a guaranteed return of initial investment plus 75.0% of any appreciation in the value of the total shares purchased. Under SFAS No. 123(R), AXA Equitable recognized compensation expense of $22.1 million in connection with AXA Shareplan 2006, representing the aggregate discount provided to participants for their purchase of AXA stock, as adjusted for the post-vesting, five-year holding period. No compensation expense was recorded in 2006, 2005 and 2004, respectively, in connection with shares subscribed under previous years' AXA Shareplan offerings. Participants in AXA Shareplans 2005 and 2004 primarily invested under Investment Option B for the purchase of approximately 5.7 million and
        6.8 million AXA ordinary shares, respectively. The discounted pricing offered to participants in those programs for the purchase of AXA ordinary shares under Investment Option B was 17.5% and 20%, respectively, and the appreciation percentage was 86.1% and 79.0%, respectively.

        Under SFAS No. 123(R), the Company recognized compensation expense for payroll deductions authorized and applied in 2006 under the terms of the AXA Financial, Inc. Qualified Stock Purchase Plan to purchase AXA ADRs of 182,225, at an aggregate discount of $1.1 million, representing a discount of 15% from the closing market value of the AXA ADR at the purchase dates defined in the annual offering document (generally the last trading day of each month). Prior to adoption of SFAS No. 123(R), no compensation expense was recorded in connection with this plan. Under the terms of the AXA Financial, Inc. Non-Qualified Stock Purchase Plan, total AXA ADRs of 340,083, 381,302 and 407,715 were purchased during 2006, 2005 and 2004, respectively, including those purchased with employer matching contributions for which AXA Financial Group recorded compensation expense of $1.6 million, $1.3 million and $1.2 million in 2006, 2005 and 2004, respectively.

14)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Fixed maturities...................................   $    1,848.6       $    1,870.0        $   1,880.0
       Mortgage loans on real estate......................          245.9              238.2              249.6
       Equity real estate.................................          114.9              125.3              124.2
       Other equity investments...........................          181.2              155.2              162.1
       Policy loans.......................................          249.8              248.8              251.0
       Short-term investments.............................           55.2               25.1               19.1
       Derivative investments.............................         (302.4)             (85.5)             (88.0)
       Broker-dealer related receivables..................          226.5              124.8               45.5
       Trading securities.................................           53.4               28.6               14.5
       Other investment income............................           43.9               16.2               28.9
                                                            -----------------  -----------------   -----------------

         Gross investment income..........................        2,717.0            2,746.7            2,686.9

       Investment expenses................................         (132.2)            (159.0)            (153.3)
       Interest expenses..................................         (187.8)             (95.9)             (32.8)
                                                            -----------------  -----------------   -----------------

       Net Investment Income..............................   $    2,397.0       $    2,491.8        $   2,500.8
                                                            =================  =================   =================

        For 2006, 2005 and 2004, respectively, investment results on derivative positions, which were included in net investment income, included gross gains of $155.5 million, $84.2 million and $26.2 million and gross losses of $457.9 million, $169.7 million and $114.2 million. For 2006 and 2005, respectively, net unrealized losses of $15.2 million and $3.7 million were recognized from floor contracts. For 2006 and 2005, net realized gains (losses) of $(249.5) million and $(140.9) million and net unrealized gains (losses) of $(37.7) million and 59.2 million were recognized from futures contracts utilized in the GMDB and GMIB programs.

        Investment gains (losses), net by including changes in the valuation allowances, follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Fixed maturities...................................   $       (11.5)     $        11.1       $       26.3
       Mortgage loans on real estate......................              .2               (2.2)                .2
       Equity real estate.................................             8.8                3.9               11.6
       Other equity investments...........................            20.1               30.7               24.4
       Other(1)...........................................            29.3               11.9                2.5
                                                            -----------------  -----------------   -----------------
       Investment Gains (Losses), Net.....................   $        46.9      $        55.4       $       65.0
                                                            =================  =================   =================

        (1) In 2006, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of this transaction, the company recorded a non-cash $29.7 million realized gain.

        Writedowns of fixed maturities amounted to $27.4 million, $31.2 million and $36.4 million for 2006, 2005 and 2004, respectively. Writedowns of mortgage loans on real estate were $.4 million for 2006, $1.7 million, for 2005 and $10.1 million for 2004. There were no writedown on equity real estate for 2006, 2005 and 2004, respectively.

        For 2006, 2005 and 2004, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $1,281.9 million, $2,220.0 million and $2,908.3 million. Gross gains of $33.9 million, $53.2 million and $47.7 million and gross losses of $24.5 million, $31.1 million and $9.7 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2006, 2005 and 2004 amounted to $(416.7) million, $(1,004.8) million and $0.8 million, respectively.

        For 2006, 2005 and 2004, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $57.8 million, $68.6 million and $70.4 million, respectively.

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits. The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Wind-up Annuities on a line-by-line basis, follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Balance, beginning of year.........................   $       432.3      $       874.1       $      892.8
       Changes in unrealized investment gains (losses)....          (431.4)          (1,008.1)             (12.8)
       Changes in unrealized investment (gains) losses
         attributable to:
           Participating group annuity contracts,
              Closed Block policyholder dividend
              obligation and other........................            90.9              186.3               (1.5)
           DAC............................................            85.8              146.2               (2.5)
           Deferred income taxes..........................           104.6              233.8               (1.9)
                                                            -----------------  -----------------   -----------------
       Balance, End of Year...............................   $       282.2      $       432.3       $      874.1
                                                            =================  =================   =================
       Balance, end of year comprises:
         Unrealized investment gains (losses) on:
           Fixed maturities...............................   $       535.4      $       966.5       $    2,003.2
           Other equity investments.......................             1.4                1.7                1.2
           Other..........................................             -                  -                (28.1)
                                                            -----------------  ------------------- -----------------
             Subtotal.....................................           536.8              968.2            1,976.3
         Amounts of unrealized investment (gains) losses
           attributable to:
             Participating group annuity contracts,
               Closed Block policyholder dividend
               obligation and other.......................             1.4              (89.4)            (275.7)
             DAC..........................................          (110.4)            (196.0)            (342.2)
             Deferred income taxes........................          (145.6)            (250.5)            (484.3)
                                                            -----------------  ------------------- -----------------
       Total..............................................   $       282.2      $       432.3       $      874.1
                                                            =================  =================== =================


15)     INCOME TAXES

        A summary of the income tax expense in the consolidated statements of earnings follows:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)
       Income tax expense:
         Current expense .................................   $       438.6      $       237.5       $      359.0
         Deferred expense.................................           (11.3)             281.7               37.9
                                                            -----------------  -----------------   -----------------
       Total..............................................   $       427.3      $       519.2       $      396.9
                                                            =================  =================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Expected income tax expense........................   $       727.9      $       715.5       $      586.5
       Minority interest..................................          (224.1)            (175.9)            (134.7)
       Separate Account investment activity...............           (45.4)             (87.2)             (63.3)
       Non-taxable investment income......................           (23.1)             (19.7)             (22.6)
       Adjustment of tax audit reserves...................           (86.2)              11.1                7.7
       Non-deductible goodwill and other
           intangible assets..............................             5.0                2.8                2.7
       State income taxes.................................            38.0               28.3                3.3
       AllianceBernstein income and foreign taxes.........            32.9               41.4               24.3
       Other..............................................             2.3                2.9               (7.0)
                                                            -----------------  -----------------   -----------------
       Income Tax Expense.................................   $       427.3      $       519.2       $      396.9
                                                            =================  =================   =================

        The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2006                  December 31, 2005
                                                --------------------------------   ---------------------------------
                                                    ASSETS        LIABILITIES          Assets         Liabilities
                                                ---------------  ---------------   ---------------  ----------------
                                                                           (IN MILLIONS)

       Compensation and related benefits......   $      54.6      $        -        $       -        $      285.3
       Reserves and reinsurance...............       1,160.3               -              929.2               -
       DAC and VOBA...........................           -             2,433.5              -             2,200.6
       Unrealized investment gains............           -               129.8              -               250.7
       Investments............................           -               865.7              -               813.5
       Other..................................          13.2               -              107.2               -
                                                ---------------  ---------------   ---------------  ----------------
       Total..................................   $   1,228.1      $    3,429.0      $   1,036.4      $    3,550.1
                                                ===============  ===============   ===============  ================

        The Company recognized a net tax benefit in third quarter 2006 of $117.7 million. This benefit was related to the settlement of an IRS audit of the 1997-2001 tax years, partially offset by additional tax reserves established for subsequent tax periods. Of the net tax benefit of $117.7 million, $111.9 million related to the continuing operations and $5.8 million to the discontinued Wind-up Annuities. In 2005, the Internal Revenue Service ("IRS") began an examination of the Company's 2002 and 2003 returns. Management believes this audit will have no material adverse effect on the Company's consolidated results of operations or financial position.

 16)    DISCONTINUED OPERATIONS

        The Company's discontinued operations include Wind-up Annuities, equity real estate held-for-sale and Enterprise. The following table reconciles the Earnings (losses) from discontinued operations, net of income taxes and (Losses) gains on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for the three years ended December 31, 2006:

                                                                          2006          2005           2004
                                                                      -------------  ------------  ------------
                                                                                    (IN MILLIONS)
       EARNINGS FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities.............................................  $      30.2    $      15.2   $     7.9
       Real estate held-for-sale.....................................         (4.0)            .6          .4
       Disposal of business - Enterprise.............................           -             (.1)       (1.5)
                                                                      -------------  ------------  ------------
       Total.........................................................  $      26.2    $      15.7   $     6.8
                                                                      =============  ============  ============

       (LOSSES) GAINS ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held for sale.....................................  $       -      $       -     $    31.1
       Disposal of business - Enterprise.............................         (1.9)           -            -
                                                                      -------------  ------------  ------------
       Total.........................................................  $      (1.9)   $       -     $    31.1
                                                                      =============  ============  ============


        Disposal of Businesses
        ----------------------

        In October 2006, AXA Financial and its subsidiaries, AXA Equitable, Enterprise Capital Management, Inc. ("Enterprise Capital") and Enterprise Fund Distributors, Inc., ("EFD") entered into an agreement contemplating the transfer to Goldman Sachs Asset Management L.P. ("GSAM") of assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multimanager Funds Trust, AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and the reorganization of such funds to corresponding mutual funds managed by GSAM. These 27 funds have approximately $4.2 billion in assets under management as of December 31, 2006. The reorganization of the 27 funds is subject to regulatory and fund shareholder approvals and is expected to close in the second quarter of 2007. Of the remaining four funds not included in the GSAM reorganization, which together have approximately $700 million in assets under management as of December 31, 2006, one fund is being liquidated and AXA Financial is considering possible alternatives for the dispositions of the other three funds, which alternatives include a possible transaction with another investment advisor or liquidation. Proceeds from the transaction with GSAM are dependant upon assets under management at the time of the reorganization. A permanent impairment writedown of $4.1 million pre-tax ($2.7 million post-tax) on the AXA Enterprise Funds investment management contracts intangible asset and $3.0 million pre-tax of costs ($1.9 million post-tax) to sell were recorded by the Company in 2006. As a result of management's disposition plan, AXA Enterprise Funds advisory contracts are now reported in Discontinued Operations. At December 31, 2006, assets and liabilities related to these contracts of $26.5 million and $9.3 million were included in Other assets and Other liabilities, respectively.

        The gross carrying amount of Enterprise related intangible asset was $26.5 million at December 31, 2006, and the accumulated amortization of this intangible asset was $4.1 million. Amortization expense related to the Enterprise intangible asset totaled $4.1 million for 2006.

        Wind-up Annuities
        -----------------

        In 1991, management discontinued the business of Wind-up Annuities, the terms of which were fixed at issue, which were sold to corporate sponsors of terminated qualified defined benefit plans, for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2006 is adequate to provide for all future losses; however, the determination of the allowance involves numerous estimates and subjective judgments regarding the expected performance of invested assets held by Wind-up Annuities ("Discontinued Operations Investment Assets"). There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of Wind-up Annuities differ from management's current estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in Wind-up Annuities. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the loss allowance are likely to result.

        Summarized financial information for Wind-up Annuities follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                   2006                  2005
                                                                              ----------------     -----------------
                                                                                          (IN MILLIONS)
       BALANCE SHEETS
       Fixed maturities, available for sale, at estimated fair value
         (amortized cost of $752.7 and $796.9)..............................   $      764.8         $      823.5
       Equity real estate...................................................          169.5                197.5
       Mortgage loans on real estate........................................            2.9                  6.7
       Other invested assets................................................            2.6                  3.2
                                                                              ----------------     -----------------
         Total investments..................................................          939.8              1,030.9
       Cash and cash equivalents............................................             .1                  -
       Other assets.........................................................           13.7                 13.6
                                                                              ----------------     -----------------
       Total Assets.........................................................   $      953.6         $    1,044.5
                                                                              ================     =================

       Policyholders liabilities............................................   $      788.2         $      817.2
       Allowance for future losses..........................................            1.0                 60.1
       Other liabilities....................................................          164.4                167.2
                                                                              ----------------     -----------------
       Total Liabilities....................................................   $      953.6         $    1,044.5
                                                                              ================     =================

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)
       STATEMENTS OF EARNINGS
       Investment income (net of investment
         expenses of $19.0, $18.4 and $17.2)..............   $        71.3      $        70.0       $       68.5
       Investment gains (losses), net.....................             6.0                (.3)               3.6
                                                                -------------      -------------      --------------
       Total revenues.....................................            77.3               69.7               72.1
                                                                -------------      -------------      --------------

       Benefits and other deductions......................            84.7               87.1               99.4
       (Losses charged) to allowance
         for future losses................................            (7.4)             (17.4)             (27.3)
                                                            -----------------  -----------------   -----------------
       Pre-tax loss from operations.......................             -                  -                  -
       Pre-tax earnings from releasing the allowance
         for future losses................................            37.1               23.2               12.0
       Income tax expense.................................            (6.9)              (8.0)              (4.1)
                                                            -----------------  -----------------   -----------------
       Earnings from Wind-up Annuities....................   $        30.2      $        15.2       $        7.9
                                                            =================  =================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of Wind-up Annuities against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented above.

        During 2004, Wind-up Annuities' average recorded investment in impaired mortgage loans was $8.4 million; and interest income recognized on these impaired mortgage loans totaled $1.0 million. There were no related amounts reported in 2006 and 2005.

        Income tax expense for Wind-up Annuities in 2006 included a $5.8 million tax benefit in connection with the settlement of an IRS audit of the 1997-2001 tax years.

        Real Estate Held-For-Sale
        -------------------------

        In 2006, one real estate property with a total book value of $34.3 million that had been previously reported in equity real estate was reclassified as real estate held-for-sale. Prior periods have been restated to reflect these properties as discontinued operations. At December 31, 2006 and 2005, equity real estate held-for-sale was $32.2 million and $42.1 million, respectively, and was included in Other assets.

17)     ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

        Accumulated other comprehensive (loss) income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Unrealized gains on investments....................   $       282.2      $       432.3       $      874.1
       Defined benefit pensions plans.....................          (449.5)               -                  -
                                                            -----------------  -----------------   -----------------
       Total Accumulated Other
         Comprehensive (Loss) Income......................   $      (167.3)     $       432.3       $      874.1
                                                            =================  =================   =================

        The components of other comprehensive loss for the past three years follow:

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Net unrealized (losses) gains on investments:
         Net unrealized (losses) gains arising during
           the period.....................................   $      (416.6)     $      (966.2)      $       69.4
         Losses reclassified into net earnings
           during the period..............................           (14.8)             (41.9)             (82.2)
                                                            -----------------  -----------------   -----------------
       Net unrealized (losses) gains on investments.......          (431.4)          (1,008.1)             (12.8)
       Adjustments for policyholders liabilities,
           DAC and deferred income taxes..................           281.3              566.3               (5.9)
                                                            -----------------  -----------------   -----------------

       Change in unrealized losses, net of
           adjustments....................................          (150.1)            (441.8)             (18.7)
                                                            -----------------  -----------------   -----------------
       Total Other Comprehensive Loss.....................   $      (150.1)     $      (441.8)      $      (18.7)
                                                            =================  =================   =================

18)     COMMITMENTS AND CONTINGENT LIABILITIES

        Debt Maturities
        ---------------

        At December 31, 2006, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity were $248.3 million for 2007, zero for 2008-2011 and $200.0 million thereafter.

        Leases
        ------

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2007 and the four successive years are $178.6 million, $175.0 million, $162.3 million, $156.7 million, $149.5 million and $1,500.3 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2007 and the four successive years is $6.0 million, $5.2 million, $5.0 million, $5.0 million, $4.8 million and $16.4 million thereafter.

        At December 31, 2006, the minimum future rental income on non-cancelable operating leases for wholly owned investments in real estate for 2007 and the four successive years is $106.7 million, $116.0 million, $114.8 million, $114.7 million, $114.9 million and $896.1 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under non-cancelable capital leases for 2007 and the four successive years are $.3 million, $.3 million, $.2 million, and zero for the following two years.

        Guarantees and Other Commitments
        --------------------------------

        The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2006, these arrangements included commitments by the Company to provide equity financing of $618.3 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

        AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

        The Company had $63.8 million of undrawn letters of credit related to reinsurance at December 31, 2006. AXA Equitable had $46.3 million in commitments under existing mortgage loan agreements at December 31, 2006. In February 2002, AllianceBernstein signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCB LLC incurred in the ordinary course of its business in the event SCB LLC is unable to meet these obligations. At December 31, 2006, AllianceBerstein was not required to perform under the agreement and had no liability outstanding in connection with the agreement.

19)     LITIGATION

        A putative class action entitled STEFANIE HIRT, ET AL. V. THE EQUITABLE RETIREMENT PLAN FOR EMPLOYEES, MANAGERS AND AGENTS, ET AL. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula". The complaint challenged the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs alleged that the change to the cash balance formula violated ERISA by reducing the rate of accruals based on age, failed to comply with ERISA's notice requirements and improperly applied the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violated ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. In April 2002, plaintiffs filed a motion seeking to certify a class of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula". Also in April 2002, plaintiffs agreed to dismiss with prejudice their claim that the change to the cash balance formula violated ERISA by improperly applying the formula to retroactively reduce accrued benefits. That claim was dismissed. In March 2003, plaintiffs filed an amended complaint elaborating on the remaining claims in the original complaint and adding additional class and individual claims alleging that the adoption and announcement of the cash balance formula and the subsequent announcement of changes in the application of the cash balance formula failed to comply with ERISA. By order dated May 2003, the District Court, as requested by the parties, certified the case as a class action, including a sub-class of all current and former Plan participants, whether active, inactive or retired, their beneficiaries or estates, who were subject to a 1991 change in application of the cash balance formula. In September 2006, the district court granted summary judgment in favor of the defendants. The court ruled that (a) the cash balance provisions of the Equitable Plan do not violate the age discrimination provisions of ERISA, (b) while the notice of plan changes provided to participants in 1990 was not adequate, the notice of plan changes provided to participants in 1992 satisfied the ERISA notice requirements regarding delivery and content, and (c) the claims of the named plaintiffs are barred by statute of limitations. The Court found that other individual class members were not precluded from asserting claims for additional benefit accruals from January 1991 through January 1993 to the extent that such individuals could show that the statute of limitations did not bar their claims. In October 2006, plaintiffs filed a notice of appeal. Defendants have cross-appealed.

        In April 2004, a purported nationwide class action lawsuit was filed in the Circuit Court for Madison County, Illinois entitled MATTHEW WIGGENHORN V. EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. The lawsuit alleges that AXA Equitable uses stale prices for the foreign securities within the investment divisions of its variable insurance products. The complaint further alleges that AXA Equitable's use of stale pricing diluted the returns of the purported class. The complaint also alleges that AXA Equitable breached its fiduciary duty to the class by allowing market timing in general within AXA Equitable's variable insurance products, thereby diluting the returns of the class. In June 2005, this case was transferred by the Judicial Panel on Multidistrict Litigation to the U.S. District Court in Maryland, where other market-timing related litigation is pending. In June 2005, plaintiff filed an amended complaint. In July 2005, AXA Equitable filed a motion to dismiss the amended complaint. In June 2006, AXA Equitable's motion to dismiss the amended complaint was granted. The plaintiff filed a notice of appeal in June 2006.

        In June 2006, AXA Equitable received a demand for arbitration from Centre Life Insurance Company ("Centre Life") seeking to rescind the 100% quota share reinsurance agreement, effective July 1, 2000 between Centre Life and AXA Equitable, under which Centre Life reinsures portions of AXA Equitable's individual disability income insurance business. The arbitration demand alleges that AXA Equitable provided Centre Life with inaccurate and incomplete data upon which Centre Life relied in order to establish the reinsurance premium paid by AXA Equitable as consideration in the transaction. The demand alternatively seeks damages for the increase in reserves Centre Life alleges it was caused to record as a result of the difference in the data it originally relied upon and its present assessment of the data. The demand further alleges that Centre Life has paid expenses relating to the business in excess of its liability under the reinsurance agreement. Discovery is ongoing.

        Beginning with the first action commenced in July 2006, there are two putative class actions pending in Federal court, MEOLA V. AXA ADVISORS, ET AL., in the District Court for the Northern District of California and BOLEA V. AXA ADVISORS, LLC, ET. AL., in the District Court for the Western District of Pennsylvania, against AXA Equitable, alleging certain wage and hour violations. Each of the cases seek substantially the same relief under essentially the same theories of recovery (i.e., violation of the Fair Labor Standards Act ("FLSA") for failure to pay minimum wage and overtime and violation of similar provisions under state labor laws in the respective states). Plaintiffs in MEOLA and BOLEA seek certification of nationwide collection action under the FLSA, and certification of statewide class actions under the respective California and Pennsylvania state labor laws covering all "securities brokers" from 2002 to 2006. In addition, plaintiffs seek compensatory damages, restitution of all wages improperly withheld or deducted, punitive damages, penalties, and attorneys' fees. In January 2007, AXA Equitable filed an answer in MEOLA.

        ALLIANCEBERNSTEIN LITIGATION

        In April 2002, a consolidated complaint entitled IN RE ENRON CORPORATION SECURITIES LITIGATION ("Enron Complaint") was filed in the United States District Court for the Southern District of Texas, Houston Division, against numerous defendants, including AllianceBernstein, alleging that AllianceBernstein violated Sections 11 and 15 of the Securities Act of 1933, as amended ("Securities Act"), with respect to a registration statement filed by Enron Corp. In January 2007, the Court issued a final judgment dismissing the Enron Complaint as the allegations therein pertained to AllianceBernstein. The parties have agreed that there will be no appeal.

        Market Timing-Related Matters

        In October 2003, a purported class action complaint entitled HINDO, ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the U.S. Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with AllianceBernstein, including recovery of all fees paid to AllianceBernstein pursuant to such contracts.

        Since October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. All state court actions against AllianceBernstein either were voluntarily dismissed or removed to Federal court.

        In February 2004, the Judicial Panel on Multidistrict Litigation ("MDL Panel") transferred all Federal actions to the United States District Court for the District of Maryland ("Mutual Fund MDL"). All of the actions removed to the Federal court also were transferred to the Mutual Fund MDL. In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein. All four complaints included substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Assurance of Discontinuance ("NYAG AoD").

        In April 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount was disbursed. The derivative claims brought on behalf of AllianceBernstein Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

        In April 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, and various other unaffiliated defendants. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. In October 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. In August 2005, the WV Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing ("Summary Order") addressed to AllianceBernstein and AllianceBernstein Holding. The Summary Order claims that AllianceBernstein and AllianceBernstein Holding violated the West Virginia Uniform Securities Act and makes factual allegations generally similar to those in the SEC Order and NYAG AoD. In September 2006, AllianceBernstein and AllianceBernstein Holding filed an answer and moved to dismiss the Summary Order with the WV Securities Commission.

        Revenue Sharing-Related Matters

        In June 2004, a purported class action complaint entitled AUCOIN, ET AL.
        V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, AllianceBernstein Investments, Inc., certain current and former directors of the U.S. Funds, and unnamed Doe defendants. The Aucoin Complaint names the U.S. Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of the AllianceBernstein Growth & Income Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from U.S. Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with AllianceBernstein, including recovery of all fees paid to AllianceBernstein pursuant to such contracts, an accounting of all U.S. Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

        In February 2005, plaintiffs filed a consolidated amended class action complaint (the "Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional subsequently filed lawsuits. In October 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. In January 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining claim under Section 36(b) of the Investment Company Act. In May 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. In July 2006, plaintiffs filed a notice of appeal, which was subsequently withdrawn subject to plaintiffs right to reinstate it at a later date.

                       -----------------------------------

        Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the type of matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

20)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $649.6 million during 2007. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2006, 2005 and 2004, the Insurance Group statutory net income totaled $532.3 million, $780.4 million and $571.4 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $7,907.5 million and $6,241.7 million at December 31, 2006 and 2005, respectively. In 2006, 2005 and 2004, respectively, AXA Equitable paid shareholder dividends of $600.0 million, $500.0 million and $500.0 million.

        At December 31, 2006, the Insurance Group, in accordance with various government and state regulations, had $32.2 million of securities deposited with such government or state agencies.

        At December 31, 2006 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the State of New York Insurance Department ("NYID") and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2006.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, income taxes are provided on the basis of amounts currently payable with provisions made for deferred amounts that reverse within one year while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and

        AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (i) computer software development costs are capitalized under GAAP but expensed under SAP; and (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and equity on a GAAP basis.

                                                                  2006               2005                2004
                                                            -----------------  -----------------   -----------------
                                                                                 (IN MILLIONS)

       Net change in statutory surplus and
         capital stock....................................   $     1,386.5      $       779.6       $      196.8
       Change in AVR......................................           279.3              260.6              528.1
                                                            -----------------  -----------------   -----------------
       Net change in statutory surplus, capital stock
         and AVR..........................................         1,665.8            1,040.2              724.9
       Adjustments:
         Future policy benefits and policyholders'
           account balances...............................          (126.0)             (51.9)            (398.8)
         DAC..............................................           674.1              598.0              529.2
         Deferred income taxes............................           517.3              227.6              122.5
         Valuation of investments.........................             2.6               40.0               10.1
         Valuation of investment subsidiary...............        (2,122.7)          (1,278.3)            (460.3)
         Change in fair value of guaranteed minimum
           income benefit reinsurance contracts...........           (14.8)              42.6               61.0
         Shareholder dividends paid......................            600.0              500.0              500.0
         Changes in non-admitted assets...................           (57.4)                .5              (74.7)
         Other, net.......................................           (90.9)             (75.8)             (98.9)
         GAAP adjustments for Wind-up Annuities ..........            28.8               30.9               14.9
                                                            -----------------  -----------------   -----------------
          Consolidated Net Earnings ......................   $     1,076.8      $     1,073.8       $      929.9
                                                            =================  =================   =================

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2006               2005                2004
                                                            -----------------  -----------------   ------------------
                                                                                 (IN MILLIONS)
       Statutory surplus and capital stock................   $     6,497.6      $     5,111.1       $    4,331.5
       AVR................................................         1,409.9            1,130.6              870.0
                                                            -----------------  -----------------   ------------------
       Statutory surplus, capital stock and AVR...........         7,907.5            6,241.7            5,201.5
       Adjustments:
         Future policy benefits and policyholders'
           account balances...............................        (1,926.0)          (1,934.0)          (1,882.1)
         DAC..............................................         8,316.5            7,557.3            6,813.9
         Deferred income taxes............................          (627.1)          (1,294.6)          (1,770.4)
         Valuation of investments.........................           867.9            1,281.6            2,237.6
         Valuation of investment subsidiary...............        (5,374.3)          (3,251.6)          (1,973.3)
         Fair value of guaranteed minimum income
           benefit reinsurance contracts..................           117.8              132.6               90.0
         Non-admitted assets..............................           994.5            1,056.0            1,055.5
         Issuance of surplus notes........................          (524.8)            (524.8)            (599.7)
         Adjustment to initially apply SFAS No.158,
           net of income taxes............................          (449.5)               -                  -
         Other, net.......................................           239.8              258.3              147.9
         GAAP adjustments for Wind-up Annuities ..........           (59.9)             (80.6)             (96.4)
                                                            -----------------  -----------------   ------------------
       Consolidated Shareholder's Equity..................   $     9,482.4      $     9,441.9       $    9,224.5
                                                            =================  =================   ==================

21)     BUSINESS SEGMENT INFORMATION

        The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                  2006               2005               2004
                                                            -----------------  -----------------  ------------------
                                                                                 (IN MILLIONS)
       SEGMENT REVENUES:
       Insurance..........................................   $     5,974.7      $      5,764.1     $     5,447.7
       Investment Management (1)..........................         4,002.7             3,265.0           3,060.0
       Consolidation/elimination..........................           (90.0)              (84.7)            (82.8)
                                                            -----------------  -----------------  ------------------
       Total Revenues.....................................   $     9,887.4      $      8,944.4     $     8,424.9
                                                            =================  =================  ==================

       (1) Intersegment investment advisory and other fees of approximately $120.8 million, $123.7 million and $118.4 million for 2006, 2005 and 2004, respectively, are included in total revenues of the Investment Management segment.

       SEGMENT EARNINGS FROM CONTINUING OPERATIONS
          BEFORE INCOME TAXES AND MINORITY INTEREST:
       Insurance..........................................   $       889.7      $      1,120.0     $       947.9
       Investment Management..............................         1,190.0               924.2             728.8
       Consolidation/elimination..........................             -                   -                 (.9)
                                                            -----------------  -----------------  ------------------
       Total Earnings from Continuing Operations
          before Income Taxes and Minority Interest.......   $     2,079.7      $      2,044.2     $     1,675.8
                                                            =================  =================  ==================

                                                                       DECEMBER 31,
                                                            ------------------------------------
                                                                  2006               2005
                                                            -----------------  -----------------
                                                                      (In Millions)
       SEGMENT ASSETS:
       Insurance..........................................   $   133,047.0      $    118,825.8
       Investment Management..............................        16,239.4            15,161.4
       Consolidation/elimination..........................             (.3)                2.0
                                                            -----------------  -----------------
       Total Assets.......................................   $   149,286.1      $    133,989.2
                                                            =================  =================

        In accordance with SEC regulations, securities with a fair value of $1.86 billion and $1.72 billion have been segregated in a special reserve bank custody account at December 31, 2006 and 2005, respectively for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2006 and 2005 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)

       2006
       ----
       Total Revenues................   $     2,244.5      $     2,609.6       $    2,415.3         $    2,618.0
                                       =================  =================   ==================   ==================
       Earnings from Continuing
         Operations..................   $       234.4      $       316.7       $      282.0         $      219.4
                                       =================  =================   ==================   ==================
       Net Earnings..................   $       235.2      $       314.2       $      308.6         $      218.8
                                       =================  =================   ==================   ==================
       2005
       ----
       Total Revenues................   $     2,212.6      $     2,223.1       $    2,149.5         $    2,359.2
                                       =================  =================   ==================   ==================
       Earnings from
         Continuing Operations.......   $       265.5      $       278.3       $      281.6         $      232.7
                                       =================  =================   ==================   ==================
       Net Earnings..................   $       265.0      $       278.6       $      296.8         $      233.4
                                       =================  =================   ==================   ==================

                                     PART C

                                OTHER INFORMATION
                                -----------------

Item 24. Financial Statements and Exhibits

         (a) Financial Statements included in Part B.

         1.  Separate Account No. 301:

             - Statements of Assets and Liabilities for the Year Ended
               December 31, 2006;
             - Statements of Operations for the Year Ended December 31, 2006
             - Statements of Changes in Net Assets for the Years Ended
               December 31, 2006 and 2005
             - Notes to Financial Statements
             - Report of Independent Registered Public Accounting Firm -
               PricewaterhouseCoopers LLP

         2.  AXA Equitable Life Insurance Company:

             - Report of Independent Registered Public Accounting Firm -
               PricewaterhouseCoopers LLP
             - Consolidated Balance Sheets as of December 31, 2006 and 2005
             - Consolidated Statements of Earnings for Years Ended December 31,
               2006, 2005 and 2004
             - Consolidated Statements of Equity for Years Ended December 31,
               2006, 2005 and 2004
             - Consolidated Statements of Cash Flows for Years Ended December
               31, 2006, 2005 and 2004
             - Notes to Consolidated Financial Statements

         3.  AllianceBernstein L.P.:

             - Report of Independent Registered Public Accounting Firm - KPMG
               LLP
             - Consolidated Statement of Financial Condition as of December 31,
               2005;
             - Consolidated Statements of Income for the Years Ended December
               31, 2005 and 2004;
             - Consolidated Statements of Changes in Partners' Capital and
               Comprehensive Income for the Years Ended December 31, 2005 and 2004;
             - Consolidated Statements of Cash Flows for the Years Ended
               December 31, 2005 and 2004;
             - Notes to Consolidated Financial Statements.

         4.  AllianceBernstein Holding L.P.:

             - Report of Independent Registered Public Accounting Firm - KPMG
               LLP
             - Statement of Financial Condition as of December 31, 2005;
             - Statements of Income for the Years Ended December 31, 2005 and
               2004;
             - Statements of Changes in Partners' Capital and Comprehensive
               Income for the Years Ended December 31, 2005 and 2004;
             - Statements of Cash Flows for the Years Ended December 31, 2005
               and 2004;
             - Notes to Financial Statements.

         (b) Exhibits.

             The following exhibits correspond to those required by paragraph(b) of item 24 as to exhibits in Form N-4:

             1. (a) Resolutions of the Board of Directors of The Equitable Life
                    Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 2-74667 on September 19, 1986, refiled electronically on August 3, 1998.

                (b) Resolutions of the Board of Directors of Equitable dated
                    July 17, 1986 authorizing the reorganization of Separate Account Nos. 301, 302, 303 and 304 into one continuing separate account, previously filed with this Registration Statement, File No. 2-74667, on April 21, 1998.

             2. Not applicable.

             3. (a) Form of Sales Agreement, previously filed with this
                    Registration Statement No. 2-74667 on September 19, 1986, refiled electronically on August 3, 1998.

                (b) Sales Agreement among Equitable, Separate Account No. 301 and Equitable Variable Life Insurance Company, as principal underwriter for The Hudson River Trust, previously filed with this Registration Statement No. 2-74667 on April 29, 1993, refiled electronically on August 3, 1998.

                (c) Distribution and Servicing Agreement among Equico
                    Securities, Inc., (now AXA Advisors, LLC) Equitable and Equitable Variable dated as of May 1, 1994, previously filed with this Registration Statement No. 2-74667 on April 4, 1995.

                (d) Participation Agreement among EQ Advisors Trust, The
                    Equitable Life Assurance Society of the United States, Equitable Distributors, Inc. and EQ Financial Consultants, Inc. (now AXA Advisors, LLC) dated as of the 14th day of April 1997, incorporated by reference to the Registration Statement of EQ Advisors Trust (File No. 333-17217) on Form N-1A, filed August 28, 1997.

                (e) Sales Agreement among Equico, (now AXA Advisors, LLC)
                    Equitable and Equitable's Separate Account A, Separate Account No. 301 and Separate Account No. 51 dated as of January 1, 1994, previously filed with this Registration Statement No. 2-74667 on April 4, 1995.

                (f) Form of Participation Agreement among AXA Premier VIP Trust, the Equitable Life Assurance Society of the United States, Equitable Distributors, Inc., AXA Distributors LLC, and AXA Advisors, LLC, incorporated by reference to Exhibit No. 8(b) to Registration Statement File No. 333-60730, filed on December 5, 2001.

             4. (a) (1) Form of group variable annuity contract, as amended
                        (TSA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 94,177 to group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (b) (1) Form of group variable annuity certificate, as amended
                        (TSA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 94,178 to group variable annuity
                        certificate, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (c) (1) Rider No. PF 94,189 to group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 17, 1990, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 94,188 to group variable annuity
                        certificate, as amended (TSA), previously filed with this Registration Statement. No. 2-74667 on April 17, 1990, refiled electronically on August 3, 1998.

                (d) (1) Form of group variable annuity contract, as amended
                        (IRA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 96,000 to group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                    (3) Rider No. PF 10,000 to group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on December 14, 1993, refiled electronically on August 3, 1998.

                (e) (1) Form of group variable annuity certificate, as amended
                        (IRA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                    (2) Rider No. PF 96,100 to group variable annuity
                        certificate, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                    (3) Rider No. PF 10,001 to group variable annuity
                        certificate, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on December 14, 1993, refiled electronically on August 3, 1998.

                (f) Plan of Operations, as amended, previously filed with this
                    Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                (g) Form of Individual Retirement Annuity Contract under AXA
                    Equitable Life Insurance Company regarding the Flexible Premium Variable Deferred Annuity Contract No. 301-10,000-2002, filed herewith.

                (h) Form of Individual Retirement Annuity Contract under The
                    Equitable Life Assurance Society of the United States regarding the Flexible Premium Variable Deferred Annuity Contract, No.301-10,000-2002 (FL), filed herewith.

                (i) Form of Individual Retirement Annuity Contract under AXA
                    Equitable Life Insurance Company regarding the Flexible Premium Variable Deferred Annuity Contract,
                    No. 301-10,000-2002 (NC), filed herewith.

                (j) Form of Individual Retirement Annuity Contract under AXA
                    Equitable Life Insurance Company regarding the Flexible Premium Variable Deferred Annuity Contract, No. 301-10,000-2002 (MA), filed herewith.

                (k) Form of Group Individual Retirement Annuity Contract under
                    AXA Equitable Life Insurance Company, No. 301-10,001-2002, filed herewith.

                (l) Simple IRA Rider to Group Individual Retirement Annuity
                    Certificate, No. 301-10,001-2002, filed herewith.

                (m) Roth IRA Rider to Group Individual Retirement Annuity
                    Certificate, No. 301-10,001-2002, filed herewith.

             5. (a) Form of application for group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

                (b) Form of participant enrollment for group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988, refiled electronically on August 3, 1998.

             6. (a) Copy of the Restated Charter of The Equitable Life
                    Assurance Society of the United States, as amended January 1, 1997, previously filed with this Registration Statement No. 2-74667 on April 24, 1997.

                (b) Restated Charter of AXA Equitable, as amended December 6,
                    2004, incorporated herein by reference to Exhibit No. 3.2 to Form 10-K, (File No. 000-20501), filed on March 31, 2005.

                (c) By-Laws of The Equitable Life Assurance Society of the
                    United States, as amended November 21, 1996, previously filed with this Registration Statement No. 2-74667 on April 29, 1997.

                (d) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 20, 2006.

             7. Not applicable.

             8. (a) Agreement, dated as of March 15, 1985, between Integrity
                    Life Insurance Company ("Integrity") and Equitable for cooperative and joint use of personnel, property and services, previously filed with this Registration Statement No. 2-74667 on September 19, 1986, refiled electronically on August 3, 1998.

                (b) Administration and Servicing Agreement, dated as of May 1,
                    1987, by and between Equitable and Integrity, previously filed with this Registration Statement No. 2-74667 on May 4, 1987, refiled electronically on August 3, 1998.

                (c) Amendment, dated September 30, 1988, to Administration and
                    Servicing Agreement by and between Equitable and Integrity, previously filed with this Registration Statement No. 2-74667 on April 19, 1989, refiled electronically on August 3, 1998.

                (d) Form of Participation Agreement among EQ Advisors Trust,
                    Equitable, AXA Distributors LLC and AXA Advisors, LLC, incorporated herein by reference to Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A to the Registration Statement of EQ Advisors Trust on Form N-1A (File Nos. 333-17217 and 811-07953), filed on January 15, 2004.

             9. (a) Opinion of Hebert P. Shyer, Executive Vice President and
                    General Counsel of Equitable, previously filed with this Registration Statement No. 2-74667 on November 6, 1983, refiled electronically on August 3, 1998.

                (b) Opinion of Hebert P. Shyer, Executive Vice President and
                    General Counsel of Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement No. 2-74667 on April 24, 1987, refiled electronically on August 3, 1998.

                (c) Opinion of Dodie Kent, Vice President and Counsel of
                    AXA Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement No. 2-74667 on April 27, 2004.

                (d) Opinion and Consent of Dodie Kent, Vice President and
                    Counsel of AXA Equitable, incorporated by reference to Exhibit No. 9(d) to Registration Statement No. 2-74667 on Form N-4, filed on April 27, 2004.

                (e) Opinion of Dodie Kent, Esq., Vice President and Associate
                    General Counsel of AXA Equitable, as to the legality of the securities being registered.

            10. (a)(i)  Consent of PricewaterhouseCoopers LLP.

                (a)(ii) Consent of KPMG LLP.

                (b) Powers of Attorney, incorporated herein by reference to
                    Exhibit 10.(f) to Registration Statement File No. 333-05593 on Form N-4, filed on April 20, 2005.

                (c) Powers of Attorney, previously filed with this Registration
                    Statement, File No. 2-74667 on April 27, 2006.

                (d) Powers of Attorney.

            11. Not applicable.

            12. Not applicable.

            13. Not applicable.

Item 25. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            -------------

DIRECTORS

Bruce W. Calvert                            Director
78 Pine Street, 2nd Floor
New Canaan, CT 06840

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                              Director
New York City Health
  and Hospitals Corporation
125 Worth Street, Suite 519
New York, NY 10013

Anthony J. Hamilton                         Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Scott D. Miller                             Director
Six Sigma Academy
315 East Hopkins Street
Suite 401
Aspen, CO 81611

Joseph H. Moglia                            Director
Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                            Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                               Director
Princeton University
Corwin Hall
Princeton, NJ 08544

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            ---------

Peter J. Tobin                              Director
1 Briarwood Lane
Denville, NJ 07834

OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board, President,
                                            Chief Executive Officer
                                            and Director

OTHER OFFICERS
--------------

*Leon Billis                                Executive Vice President
                                            and AXA Group Deputy
                                            Chief Information Officer

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Senior Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Stuart L. Faust                            Senior Vice President and
                                            Deputy General Counsel

*Alvin H. Fenichel                          Senior Vice President and
                                            Controller

*Jennifer Blevins                           Executive Vice President

*Mary Beth Farrell                          Executive Vice President

*Robert S. Jones, Jr.                       Executive Vice President

*Richard S. Dziadzio                        Executive Vice President and
                                            Chief Financial Officer

*Barbara Goodstein                          Executive Vice President

*Andrew McMahon                             Executive Vice President

*Paul J. Flora                              Senior Vice President and Auditor

*James D. Goodwin                           Senior Vice President

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*Karen Field Hazin                          Vice President, Secretary and
                                            Associate General Counsel

*Richard V. Silver                          Executive Vice President and
                                            General Counsel

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Executive Vice President and
                                            Chief Actuary

*James A. Shepherdson                       Executive Vice President

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

     Separate Account No. 301 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

     AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

      The AXA Organizational Charts 2006 are incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 333-141082) on Form N-4, filed March 6, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- Q4-2006
------------------------------------------------------------
          AS OF:  DECEMBER 31, 2006

                                                                                             State of             State of
                                                                           Type of          Incorp. or           Principal
                                                                          Subsidiary         Domicile            Operation
                                                                          ----------         --------            ---------

                                                                                       --------------------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                         DE                   NY
-----------------------------------------------------------------------------------------------------------------------------------
      Frontier Trust Company, FSB  (Note 7)                                                     ND                   ND
      -----------------------------------------------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                         Operating             DE                   CO
      -----------------------------------------------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                       Operating             DE                   NY
      -----------------------------------------------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                         Operating             DE                   NY
      -----------------------------------------------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                     HCO                DE                   NY
      -----------------------------------------------------------------------------------------------------------------------------
          See Attached Listing C
          -------------------------------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)                                                    DE                   NY
      -----------------------------------------------------------------------------------------------------------------------------
          AXA Financial (Bermuda) Ltd.*                                   Insurance          Bermuda              Bermuda
          -------------------------------------------------------------------------------------------------------------------------
          AXA Distribution Holding Corporation  (Note 2)                                        DE                   NY
          -------------------------------------------------------------------------------------------------------------------------
              AXA Advisors, LLC     (Note 5)                                                    DE                   NY
              ---------------------------------------------------------------------------------------------------------------------
              AXA Network, LLC     (Note 6)                               Operating             DE                   NY
              ---------------------------------------------------------------------------------------------------------------------
                   AXA Network of Alabama, LLC                            Operating             AL                   AL
                   ----------------------------------------------------------------------------------------------------------------
                   AXA Network of Connecticut, Maine and New York, LLC    Operating             DE                   NY
                   ----------------------------------------------------------------------------------------------------------------
                   AXA Network Insurance Agency of Massachusetts, LLC     Operating             MA                   MA
                   ----------------------------------------------------------------------------------------------------------------
                   AXA Network of Nevada, Inc.                            Operating             NV                   NV
                   ----------------------------------------------------------------------------------------------------------------
                   AXA Network of Puerto Rico, Inc.                       Operating            P.R.                 P.R.
                   ----------------------------------------------------------------------------------------------------------------
                   AXA Network Insurance Agency of of Texas, Inc.         Operating             TX                   TX
                   ----------------------------------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company (Note 2 & 9) *             Insurance             NY                   NY
          -------------------------------------------------------------------------------------------------------------------------
              AXA Life and Annuity Company * (Note 10)                    Insurance             CO                   CO
              ---------------------------------------------------------------------------------------------------------------------
              Equitable Deal Flow Fund, L.P.                              Investment            DE                   NY
              ---------------------------------------------------------------------------------------------------------------------
                   Equitable Managed Assets, L.P.                         Investment            DE                   NY
                   ----------------------------------------------------------------------------------------------------------------
              Real Estate Partnership Equities (various)                  Investment            **
              ---------------------------------------------------------------------------------------------------------------------
              Equitable Holdings, LLC  (Notes 3 & 4)                         HCO                NY                   NY
              ---------------------------------------------------------------------------------------------------------------------
                   See Attached Listing A
                   ----------------------------------------------------------------------------------------------------------------
              ACMC, Inc.     (Note 4)                                        HCO                DE                   NY
              ---------------------------------------------------------------------------------------------------------------------
              Wil-Gro, Inc                                                Investment            PA                   PA
              ---------------------------------------------------------------------------------------------------------------------
              STCS, Inc.                                                  Investment            DE                   NY
              ---------------------------------------------------------------------------------------------------------------------
              EVSA, Inc.                                                  Investment            DE                   PA
              ---------------------------------------------------------------------------------------------------------------------

                                                                                                            Parent's
                                                                                             Number of     Percent of     Comments
                                                                            Federal           Shares       Ownership    (e.g., Basis
                                                                           Tax ID #            Owned       or Control    of Control)
                                                                           ---------           -----       ----------   ------------

                                                                          ----------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                    13-3623351
------------------------------------------------------------------------------------------
      Frontier Trust Company, FSB  (Note 7)                                45-0373941             1,000       100.00%
      ------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                          75-2961816                         100.00%
      ------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                        13-4194065                         100.00%
      ------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                          13-4194080                         100.00%
      ------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                   13-3976138                         100.00%
      ------------------------------------------------------------------------------------
          See Attached Listing C
          --------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)                               52-2197822                 -       100.00%
      ------------------------------------------------------------------------------------
          AXA Financial (Bermuda) Ltd.*                                    14-1903564           250,000       100.00%
          --------------------------------------------------------------------------------
          AXA Distribution Holding Corporation  (Note 2)                   13-4078005             1,000       100.00%
          --------------------------------------------------------------------------------
              AXA Advisors, LLC     (Note 5)                               13-4071393                 -       100.00%
              ----------------------------------------------------------------------------
              AXA Network, LLC     (Note 6)                                06-1555494                 -       100.00%
              ----------------------------------------------------------------------------
                   AXA Network of Alabama, LLC                             06-1562392                 -       100.00%
                   -----------------------------------------------------------------------
                   AXA Network of Connecticut, Maine and New York, LLC     13-4085852                 -       100.00%
                   -----------------------------------------------------------------------
                   AXA Network Insurance Agency of Massachusetts, LLC      04-3491734                 -       100.00%
                   -----------------------------------------------------------------------
                   AXA Network of Nevada, Inc.                             13-3389068                         100.00%
                   -----------------------------------------------------------------------
                   AXA Network of Puerto Rico, Inc.                        66-0577477                         100.00%
                   -----------------------------------------------------------------------
                   AXA Network Insurance Agency of of Texas, Inc.          75-2529724             1,050       100.00%
                   -----------------------------------------------------------------------
          AXA Equitable Life Insurance Company (Note 2 & 9) *              13-5570651         2,000,000       100.00%   NAIC # 62944
          --------------------------------------------------------------------------------
              AXA Life and Annuity Company * (Note 10)                     13-3198083         1,000,000       100.00%   NAIC # 62880
              ----------------------------------------------------------------------------
              Equitable Deal Flow Fund, L.P.                               13-3385076                 -             -   G.P & L.P.
              ----------------------------------------------------------------------------
                   Equitable Managed Assets, L.P.                          13-3385080                 -             -   G.P.
                   -----------------------------------------------------------------------
              Real Estate Partnership Equities (various)                       -                      -             -   **
              ----------------------------------------------------------------------------
              Equitable Holdings, LLC  (Notes 3 & 4)                       22-2766036                 -       100.00%
              ----------------------------------------------------------------------------
                   See Attached Listing A
                   -----------------------------------------------------------------------
              ACMC, Inc.     (Note 4)                                      13-2677213         5,000,000       100.00%
              ----------------------------------------------------------------------------
              Wil-Gro, Inc                                                 23-2702404             1,000       100.00%
              ----------------------------------------------------------------------------
              STCS, Inc.                                                   13-3761592             1,000       100.00%
              ----------------------------------------------------------------------------
              EVSA, Inc.                                                   23-2671508                50       100.00%
              ----------------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- Q4-2006
------------------------------------------------------------

        * Affiliated Insurer

       ** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

      *** All subsidiaries are corporations, except as otherwise noted.

          1.  The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

          2.  Effective Sept. 20, 1999,  AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
                   Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution
                     Holding Corp. to AXA Financial, Inc.
                   Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
                   Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding
                     Corp. to AXA Financial Services, LLC.

          3.  Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

          4.  In October 1999, AllianceBernstein Holding L.P. ("AllianceBernstein Holding") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

              As of December 31, 2006, AXF and its subsidiaries owned 60.28% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:
                           AXF held directly 32,700,754 AllianceBernstein Units (12.50%),
                           AXA Equitable Life directly owned 8,165,204 AllianceBernstein Units (3.12%),
                           ACMC, Inc. owned 66,220,822 AllianceBernstein Units (25.30%), and
                           ECMC, LLC owned 40,880,637 AllianceBernstein Units (15.61%).
                           On December 21, 2004, AXF contributed 4,389,192 (1.68%) AllianceBernstein Units to MONY Life and
                             1,225,000 (.47%) AllianceBernstein Units to MLOA.

                   AllianceBernstein Corporation also owns a 1% general partnership interest in AllianceBernstein L.P.

                   In addition, ECMC, LLC and ACMC, Inc. each own 722,178 units (0.28% each), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units").
                   AllianceBernstein Corporation owns 100,000 units of general partnership interest (0.04%), in AllianceBernstein
                   Holding L.P.  AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

          5.  EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999.
                   AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation
                   on Sept. 21, 1999.

          6.  Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.  EquiSource of Alabama, Inc. became AXA Network of
                   Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of
                   Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively.  Effective February 1, 2002, Equitable Distributors
                   Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc.  Effective
                   February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA
                   Distributors Insurance Agency of Massachusetts, LLC.

          7.  Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

          8.  Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.
          9.  Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable
                Life Insurance Company.
          10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.
          11. Effective February 18, 2005, MONY Realty Capital, Inc. was sold.
          12. Effective May 26, 2005, Matrix Capital Markets Group was sold.
          12. Effective May 26, 2005, Matrix Private Equities was sold.
          13. Effective December 2, 2005, Advest Group was sold.
          14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein
                Corporation.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- Q4-2006
------------------------------------------------------------

          Dissolved: - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
                     - 100 Federal Street Funding Corporation was dissolved August 31, 1998.
                     - 100 Federal Street Realty Corporation was dissolved December 20, 2001.
                     - CCMI Corp. was dissolved on October 7, 1999.
                     - ELAS Realty, Inc. was dissolved January 29, 2002.
                     - EML Associates, L.P. was dissolved March 27, 2001.
                     - EQ Services, Inc. was dissolved May 11, 2001.
                     - Equitable BJVS, Inc. was dissolved October 3, 1999.
                     - Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.
                     - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
                     - Equitable JVS II, Inc. was dissolved December 4, 1996
                     - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                         dissolved on December 31, 2000.
                     - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
                     - EREIM Managers Corporation was dissolved March 27, 2001.
                     - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
                     - EVLICO, Inc. was dissolved in 1999.
                     - Franconom, Inc. was dissolved on December 4, 2000.
                     - GP/EQ Southwest, Inc. was dissolved October 21, 1997
                     - HVM Corp. was dissolved on Feb. 16, 1999.
                     - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
                     - Prime Property Funding, Inc. was dissolved in Feb. 1999.
                     - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
                     - Six-Pac G.P., Inc. was dissolved July 12,1999
                     - Paramount Planners, LLC., a direct subsidiary of  AXA Distribution Holding Corporation, was dissolved on December 5, 2003
                     - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
                     - ECLL Inc. was dissolved July 15, 2003
                     - MONY Realty Partners, Inc. was dissolved February 2005.
                     - Sagamore Financial LLC was dissolved August 31, 2006.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- Q4-2006
------------------------------------------------------------

LISTING A - Equitable Holdings, LLC
-----------------------------------

                                                                                               State of     State of
                                                                                  Type of     Incorp. or   Principal       Federal
                                                                                 Subsidiary    Domicile    Operation      Tax ID #
                                                                                 ----------    --------    ---------      ---------
AXA Financial, Inc.
--------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      --------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
          ----------------------------------------------------------------------
              Equitable Holdings, LLC
              ----------------------------------------------------------------------------------------------------------------------
                   ELAS Securities Acquisition Corporation                       Operating        DE           NY         13-3049038
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable Casualty Insurance Company *                        Operating        VT           VT         06-1166226
                   -----------------------------------------------------------------------------------------------------------------
                   ECMC, LLC   (See Note 4 on Page 2)                            Operating        DE           NY         13-3266813
                   -----------------------------------------------------------------------------------------------------------------
                       Equitable Capital Private Income & Equity
                         Partnership II, L.P.                                    Investment       DE           NY         13-3544879
                       -------------------------------------------------------------------------------------------------------------
                   AllianceBernstein Corporation (See Note 4 on Page 2)          Operating        DE           NY         13-3633538
                   -----------------------------------------------------------------------------------------------------------------
                       See Attached Listing B

                       -------------------------------------------------------------------------------------------------------------
                   Equitable JVS, Inc.                                           Investment       DE           GA         58-1812697
                   -----------------------------------------------------------------------------------------------------------------
                       Astor Times Square Corp.                                  Investment       NY           NY         13-3593699
                       -------------------------------------------------------------------------------------------------------------
                       Astor/Broadway Acquisition Corp.                          Investment       NY           NY         13-3593692
                       -------------------------------------------------------------------------------------------------------------
                       PC Landmark, Inc.                                         Investment       TX           TX         75-2338215
                       -------------------------------------------------------------------------------------------------------------
                       EJSVS, Inc.                                               Investment       DE           NJ         58-2169594
                       -------------------------------------------------------------------------------------------------------------
                   AXA Distributors, LLC                                         Operating        DE           NY         52-2233674
                   -----------------------------------------------------------------------------------------------------------------
                       AXA  Distributors Insurance Agency of Alabama, LLC        Operating        DE           AL         52-2255113
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distriburors Insurance Agency, LLC                    Operating        DE       CT, ME,NY      06-1579051
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Massachusetts, LLC   Operating        MA           MA         04-3567096
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Texas, Inc.          Operating        TX           TX         74-3006330
                       -------------------------------------------------------------------------------------------------------------
                   J.M.R. Realty Services, Inc.                                  Operating        DE           NY         13-3813232
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable Structured Settlement Corp.  (See Note 8 on Page 2) Operating        DE           NJ         22-3492811
                   -----------------------------------------------------------------------------------------------------------------

                                                                                              Parent's
                                                                                Number of   Percent of
                                                                                 Shares     Ownership            Comments
                                                                                  Owned     or Control   (e.g., Basis of Control)
                                                                                  -----     ----------   ------------------------
AXA Financial, Inc.
------------------------------------------------------------------------------
    AXA Financial Services, LLC   (Note 2)
    --------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        ----------------------------------------------------------------------
            Equitable Holdings, LLC
            ------------------------------------------------------------------
                 ELAS Securities Acquisition Corporation                             500     100.00%
                 -------------------------------------------------------------
                 Equitable Casualty Insurance Company *                            1,000     100.00%
                 -------------------------------------------------------------
                 ECMC, LLC   (See Note 4 on Page 2)                                    -     100.00%
                 -------------------------------------------------------------
                     Equitable Capital Private Income & Equity                                         ECMC is G.P.
                       Partnership II, L.P.                                            -           -   ("Deal Flow Fund II")
                     ---------------------------------------------------------
                 AllianceBernstein Corporation (See Note 4 on Page 2)                100     100.00%
                 -------------------------------------------------------------
                     See Attached Listing B
                     ---------------------------------------------------------
                 Equitable JVS, Inc.                                               1,000     100.00%
                 -------------------------------------------------------------
                     Astor Times Square Corp.                                        100     100.00%
                     ---------------------------------------------------------
                     Astor/Broadway Acquisition Corp.                                100     100.00% G.P. of Astor Acquisition. L.P.
                     ---------------------------------------------------------
                     PC Landmark, Inc.                                             1,000     100.00%
                     ---------------------------------------------------------
                     EJSVS, Inc.                                                   1,000     100.00%
                     ---------------------------------------------------------
                 AXA Distributors, LLC                                                 -     100.00%
                 -------------------------------------------------------------
                     AXA  Distributors Insurance Agency of Alabama, LLC                -     100.00%
                     ---------------------------------------------------------
                     AXA Distriburors Insurance Agency, LLC                            -     100.00%
                     ---------------------------------------------------------
                     AXA Distributors Insurance Agency of Massachusetts, LLC           -     100.00%
                     ---------------------------------------------------------
                     AXA Distributors Insurance Agency of Texas, Inc.              1,000     100.00%
                     ---------------------------------------------------------
                 J.M.R. Realty Services, Inc.                                      1,000     100.00%
                 -------------------------------------------------------------
                 Equitable Structured Settlement Corp.  (See Note 8 on Page 2)       100     100.00%
                 -------------------------------------------------------------

* Affiliated Insurer

     Equitable Investment Corp merged into Equitable Holdings, LLC on November 30, 1999.
     Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999. Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Holding Corp.
     Efective January 1, 2002, Equitable Distributors, Inc. merged into
           AXA Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- Q4-2006
------------------------------------------------------------

LISTING B - AllianceBernstein Corporation
-----------------------------------------

                                                                                                             State of      State of
                                                                                              Type of       Incorp. or    Principal
                                                                                             Subsidiary      Domicile     Operation
                                                                                             ----------      --------     ---------
AXA Financial, Inc.
-------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      -------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company*
          ---------------------------------------------------------------------------------
              Equitable Holdings, LLC
              -----------------------------------------------------------------------------
                   AllianceBernstein Corporation
                   -----------------------------------------------------------------------------------------------------------------
                       AllianceBernstein Holding L.P. (See Note 4 on Page 2)                 Operating          DE            NY
                       -------------------------------------------------------------------------------------------------------------
                       AllianceBernstein L.P.  (See Note 4 on Page 2)                        Operating          DE            NY
                       -------------------------------------------------------------------------------------------------------------
                           Cursitor Alliance LLC                                                HCO             DE            MA
                           ---------------------------------------------------------------------------------------------------------
                           Alliance Capital Management LLC                                      HCO             DE            NY
                           ---------------------------------------------------------------------------------------------------------
                               Sanford C. Bernstein & Co., LLC                               Operating          DE            NY
                               -----------------------------------------------------------------------------------------------------
                           AllianceBernstein Corporation of Delaware                            HCO             DE            NY
                           ---------------------------------------------------------------------------------------------------------
                               ACAM Trust Company Private Ltd.                               Operating        India         India
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein (Argentina) S.R.L.                          Operating      Argentina     Argentina
                               -----------------------------------------------------------------------------------------------------
                               ACM Software Services Ltd.                                    Operating          DE            NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Barra Research Institute, Inc.                       Operating          DE            NY
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Japan Inc.                                     HCO             DE            NY
                               -----------------------------------------------------------------------------------------------------
                                            AllianceBernstein Japan Ltd.                     Operating        Japan         Japan
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Invest. Management Australia Limited        Operating        Aust.         Aust.
                               -----------------------------------------------------------------------------------------------------
                                            Far Eastern Alliance Asset Management            Operating        Taiwan        Taiwan
                                            ----------------------------------------------------------------------------------------
                               AllianceBernstein Global Derivatives Corp.                    Operating          DE            NY
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Investimentos (Brazil) Ltda.                Operating        Brazil        Brazil
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Limited                                     Operating         U.K.          U.K.
                               -----------------------------------------------------------------------------------------------------
                                            ACM Berstein GmbH                                Operating        Gemany       Germany
                                            ----------------------------------------------------------------------------------------
                                            AllianceBernstein Services Limited               Operating         U.K.          U.K.
                                            ----------------------------------------------------------------------------------------
                               AllianceBernstein (Luxembourg) S.A.                           Operating         Lux.          Lux.
                               -----------------------------------------------------------------------------------------------------
                                            AllianceBernstein (France) SAS                   Operating        France        France
                               -----------------------------------------------------------------------------------------------------
                                            ACMBernstein (Deutchland) GmbH                   Operating       Germany       Germany
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Management (Asia) Ltd.                       Operating          DE        Singapore
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Australia Limited                           Operating        Aust.         Aust.
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Canada, Inc.                                Operating          DE          Canada
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein New Zealand Limited                         Operating         N.Z.          N.Z.
                               -----------------------------------------------------------------------------------------------------


                                                                                            Number  Parent's
                                                                                              of    Percent of       Comments
                                                                                  Federal   Shares  Ownership         (e.g.,
                                                                                 Tax ID #    Owned  or Control   Basis of Control)
                                                                                 ---------  ------  ----------  -------------------
AXA Financial, Inc.
--------------------------------------------------------------------------------
    AXA Financial Services, LLC   (Note 2)
    ----------------------------------------------------------------------------
      MONY Capital Management, Inc.
        ------------------------------------------------------------------------
            Equitable Holdings, LLC
            --------------------------------------------------------------------
                 AllianceBernstein Corporation                                                                owns 1% GP interest
                                                                                                              in AllianceBernstein
                                                                                                              L.P. and 100,000 GP
                                                                                                              units in Alliance-
                                                                                                              Bernstein Holding L.P.
                 --------------------------------------------------------------------------
                     AllianceBernstein Holding L.P. (See Note 4 on Page 2)       13-3434400                  -
                     ----------------------------------------------------------------------
                     AllianceBernstein L.P.  (See Note 4 on Page 2)              13-4064930
                     ----------------------------------------------------------------------
                         Cursitor Alliance LLC                                   22-3424339            100.00%
                         ------------------------------------------------------------------
                         Alliance Capital Management LLC                                               100.00%
                         ------------------------------------------------------------------
                             Sanford C. Bernstein & Co., LLC                     13-4132953            100.00%
                             --------------------------------------------------------------
                         AllianceBernstein Corporation of Delaware               13-2778645     10     100.00%
                         ------------------------------------------------------------------
                             ACAM Trust Company Private Ltd.                         -                 100.00%
                             --------------------------------------------------------------
                             AllianceBernstein (Argentina) S.R.L.                    -                 100.00%
                             --------------------------------------------------------------
                             ACM Software Services Ltd.                          13-3910857            100.00%
                             --------------------------------------------------------------
                             Alliance Barra Research Institute, Inc.             13-3548918  1,000     100.00%
                             --------------------------------------------------------------
                             AllianceBernstein Japan Inc.
                             --------------------------------------------------------------
                                          AllianceBernstein Japan Ltd.               -                 100.00%
                             --------------------------------------------------------------
                             AllianceBernstein Invest. Management Australia Ltd      -                 100.00%
                             --------------------------------------------------------------
                                          Far Eastern Alliance Asset Management      -                  20.00% 3rd parties = 80%
                                          -------------------------------------------------
                             AllianceBernstein Global Derivatives Corp.          13-3626546  1,000     100.00%
                             --------------------------------------------------------------
                             AllianceBernstein Investimentos (Brazil) Ltda.          -                  99.00% Alliance Capital
                                                                                                               Oceanic Corp. owns 1%
                             --------------------------------------------------------------
                             AllianceBernstein Limited                               -     250,000     100.00%
                             --------------------------------------------------------------
                                          ACM Berstein GmbH                          -                 100.00%
                                          -------------------------------------------------
                                          AllianceBernstein Services Limited         -       1,000     100.00%
                                          -------------------------------------------------
                             AllianceBernstein (Luxembourg) S.A.                     -       3,999      99.98% Alliance Cap. Oceanic
                                                                                                               Corp. owns 0.025%
                             --------------------------------------------------------------
                                          AllianceBernstein (France) SAS             -                 100.00%
                             --------------------------------------------------------------
                                          ACMBernstein (Deutchland) GmbH             -                 100.00%
                             --------------------------------------------------------------
                             Alliance Capital Management (Asia) Ltd.             13-3752293            100.00%
                             --------------------------------------------------------------
                             AllianceBernstein Australia Limited                     -                  50.00% 3rd parties = 50%
                             --------------------------------------------------------------
                             AllianceBernstein Canada, Inc.                      13-3630460 18,750     100.00%
                             --------------------------------------------------------------
                             AllianceBernstein New Zealand Limited                   -                  50.00% 3rd parties = 50%
                             --------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- Q4-2006
------------------------------------------------------------

LISTING B - AllianceBernstein Corporation
-----------------------------------------

                                                                                                                State of   State of
                                                                                                     Type of   Incorp. or Principal
                                                                                                    Subsidiary  Domicile  Operation
                                                                                                    ----------  --------  ---------

AXA Financial, Inc.
---------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ---------------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company*
          -----------------------------------------------------------------------------------------
              Equitable Holdings, LLC
              -------------------------------------------------------------------------------------
                   AllianceBernstein Corporation
                   --------------------------------------------------------------------------------
                       AllianceBernstein L.P.
                       ----------------------------------------------------------------------------
                           AllianceBernstein Corporation of Delaware (Cont'd)
                           ---------------------------------------------------------------------------------------------------------
                               AllianceBernstein South Africa (Proprietary) Ltd.                    Operating  So Africa  So Africa
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein (Singapore) Ltd.                                   Operating  Singapore  Singapore
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital (Mauritius) Private Ltd.                            Operating  Mauritius  Mauritius
                               -----------------------------------------------------------------------------------------------------
                                            Alliance Capital Asset Management (India) Private Ltd   Operating    India      India
                               -----------------------------------------------------------------------------------------------------
                                            AllianceBernstein Invest. Res. & Manag. (India) Pvt.    Operating    India      India
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Oceanic Corporation                                Operating      DE         NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Real Estate, Inc.                                   Operating      DE         NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Corporate Finance Group Inc.                                Operating      DE         NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Eastern Europe, Inc.                                        Operating      DE         NY
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Investments, Inc.                                  Operating      DE         NY
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Investor Services, Inc.                            Operating      DE         NJ
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Hong Kong Limited                                  Operating     H.K.       H.K.
                               -----------------------------------------------------------------------------------------------------
                                            Alliance Capital Taiwan Limited                         Operating    Taiwan     Taiwan
                                            ----------------------------------------------------------------------------------------
                                            ACM New-Alliance (Luxembourg) S.A.                      Operating     Lux.       Lux.
                               -----------------------------------------------------------------------------------------------------
                               Sanford C. Bernstein Limited                                         Operating     U.K.       U.K.
                               -----------------------------------------------------------------------------------------------------
                                            Sanford C. Bernstein (CREST Nominees) Ltd.              Operating     U.K.       U.K.
                               -----------------------------------------------------------------------------------------------------
                               Whittingdale Holdings Ltd.                                           Operating     U.K.       U.K.
                               -----------------------------------------------------------------------------------------------------
                                            ACM Investments Ltd.                                    Operating     U.K.       U.K.
                                            ----------------------------------------------------------------------------------------
                                            AllianceBernstein Fixed Income Ltd.                     Operating     U.K.       U.K.
                                            ----------------------------------------------------------------------------------------


                                                                                                                     Number of
                                                                                                    Federal           Shares
                                                                                                   Tax ID #            Owned
                                                                                                   ---------           -----

AXA Financial, Inc.
--------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      --------------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company*
          ----------------------------------------------------------------------------------------
              Equitable Holdings, LLC
              ------------------------------------------------------------------------------------
                   AllianceBernstein Corporation
                   -------------------------------------------------------------------------------
                       AllianceBernstein L.P.
                       ---------------------------------------------------------------------------
                           AllianceBernstein Corporation of Delaware (Cont'd)
                           ---------------------------------------------------------------------------------------
                               AllianceBernstein South Africa (Proprietary) Ltd.                       -
                               -----------------------------------------------------------------------------------
                               AllianceBernstein (Singapore) Ltd.                                      -
                               -----------------------------------------------------------------------------------
                               Alliance Capital (Mauritius) Private Ltd.                               -
                               -----------------------------------------------------------------------------------
                                            Alliance Capital Asset Management (India) Private Ltd      -
                               -----------------------------------------------------------------------------------
                                            AllianceBernstein Invest. Res. & Manag. (India) Pvt.       -
                               -----------------------------------------------------------------------------------
                               AllianceBernstein Oceanic Corporation                               13-3441277               1,000
                               -----------------------------------------------------------------------------------
                               Alliance Capital Real Estate, Inc.                                  13-3441277
                               -----------------------------------------------------------------------------------
                               Alliance Corporate Finance Group Inc.                               52-1671668               1,000
                               -----------------------------------------------------------------------------------
                               Alliance Eastern Europe, Inc.                                       13-3802178
                               -----------------------------------------------------------------------------------
                               AllianceBernstein Investments, Inc.                                 13-3191825                 100
                               -----------------------------------------------------------------------------------
                               AllianceBernstein Investor Services, Inc.                           13-3211780                 100
                               -----------------------------------------------------------------------------------
                               AllianceBernstein Hong Kong Limited                                     -
                               -----------------------------------------------------------------------------------
                                            Alliance Capital Taiwan Limited                            -
                                            ----------------------------------------------------------------------
                                            ACM New-Alliance (Luxembourg) S.A.                         -
                               -----------------------------------------------------------------------------------
                               Sanford C. Bernstein Limited                                            -
                               -----------------------------------------------------------------------------------
                                            Sanford C. Bernstein (CREST Nominees) Ltd.                 -
                               -----------------------------------------------------------------------------------
                               Whittingdale Holdings Ltd.                                              -
                               -----------------------------------------------------------------------------------
                                            ACM Investments Ltd.                                       -
                                            ----------------------------------------------------------------------
                                            AllianceBernstein Fixed Income Ltd.                        -
                                            ----------------------------------------------------------------------


                                                                                                    Parent's
                                                                                                   Percent of      Comments
                                                                                                   Ownership        (e.g.,
                                                                                                   or Control    Basis of Control)
                                                                                                   ----------    -----------------

AXA Financial, Inc.
--------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      --------------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company*
          ----------------------------------------------------------------------------------------
              Equitable Holdings, LLC
              ------------------------------------------------------------------------------------
                   AllianceBernstein Corporation
                   -------------------------------------------------------------------------------
                       AllianceBernstein L.P.
                       ---------------------------------------------------------------------------
                           AllianceBernstein Corporation of Delaware (Cont'd)
                           ------------------------------------------------------------------------
                               AllianceBernstein South Africa (Proprietary) Ltd.                        100.00%
                               --------------------------------------------------------------------
                               AllianceBernstein (Singapore) Ltd.                                       100.00%
                               --------------------------------------------------------------------
                               Alliance Capital (Mauritius) Private Ltd.                                100.00%
                               --------------------------------------------------------------------
                                            Alliance Capital Asset Management (India) Private Ltd        75.00% 3rd parties = 25%
                               --------------------------------------------------------------------
                                            AllianceBernstein Invest. Res. & Manag. (India) Pvt.        100.00%
                               --------------------------------------------------------------------
                               AllianceBernstein Oceanic Corporation                                    100.00% inactive
                               --------------------------------------------------------------------
                               Alliance Capital Real Estate, Inc.                                       100.00% inactive
                               --------------------------------------------------------------------
                               Alliance Corporate Finance Group Inc.                                    100.00%
                               --------------------------------------------------------------------
                               Alliance Eastern Europe, Inc.                                            100.00%
                               --------------------------------------------------------------------
                               AllianceBernstein Investments, Inc.                                            1
                               --------------------------------------------------------------------
                               AllianceBernstein Investor Services, Inc.                                100.00%  formerly, Alliance
                                                                                                                 Fund Services, Inc.
                               --------------------------------------------------------------------
                               AllianceBernstein Hong Kong Limited                                       50.00% 3rd parties = 50%
                               --------------------------------------------------------------------
                                            Alliance Capital Taiwan Limited                              99.00% Others owns 1%
                                            -------------------------------------------------------
                                            ACM New-Alliance (Luxembourg) S.A.                           99.00% AllianceBernstein
                                                                                                                Lux owns 1%
                               --------------------------------------------------------------------
                               Sanford C. Bernstein Limited                                             100.00%
                               --------------------------------------------------------------------
                                            Sanford C. Bernstein (CREST Nominees) Ltd.                  100.00%
                               --------------------------------------------------------------------
                               Whittingdale Holdings Ltd.                                               100.00%
                               --------------------------------------------------------------------
                                            ACM Investments Ltd.                                        100.00%
                                            -------------------------------------------------------
                                            AllianceBernstein Fixed Income Ltd.                         100.00%
                                            -------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- Q4-2006
------------------------------------------------------------
LISTING C - MONY
----------------

                                                                                                      State of          State of
                                                                                      Type of        Incorp. or        Principal
                                                                                     Subsidiary       Domicile         Operation
                                                                                     ----------       --------         ---------
AXA Financial, Inc.
------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
          --------------------------------------------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                                    Operating           DE                CO
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                                  Operating           DE                NY
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                                    Operating           DE                NY
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                                HCO              DE                NY
      ------------------------------------------------------------------------------------------------------------------------------
          MONY Life Insurance Company *                                              Insurance           NY                NY
          --------------------------------------------------------------------------------------------------------------------------
              MONY International Holdings, LLC                                          HCO              DE                NY
              ----------------------------------------------------------------------------------------------------------------------
                   MONY International Life Insurance Co. Seguros de Vida S.A.*       Insurance       Argentina         Argentina
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Financial Resources of the Americas Limited                     HCO           Jamaica           Jamaica
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Bank & Trust Company of the Americas, Ltd.                   Operating     Cayman Islands    Cayman Islands
                   -----------------------------------------------------------------------------------------------------------------
                       MONY Consultoria e Corretagem de Seguros Ltda.                Operating         Brazil            Brazil
                       -------------------------------------------------------------------------------------------------------------
                       MONY Life Insurance Company of the Americas, Ltd.*            Insurance     Cayman Islands    Cayman Islands
                       -------------------------------------------------------------------------------------------------------------
              MONY Life Insurance Company of America*                                Insurance           AZ                NY
              ----------------------------------------------------------------------------------------------------------------------
              U.S. Financial Life Insurance Company *                                Insurance           OH                OH
              ----------------------------------------------------------------------------------------------------------------------
              MONY Financial Services, Inc.                                             HCO              DE                NY
              ----------------------------------------------------------------------------------------------------------------------
                   Financial Marketing Agency, Inc.                                  Operating           OH                OH
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Brokerage, Inc.                                              Operating           DE                PA
                   -----------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Ohio, Inc.                            Operating           OH                OH
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Alabama, Inc.                         Operating           AL                AL
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Texas, Inc.                           Operating           TX                TX
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Massachusetts, Inc.                   Operating           MA                MA
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Washington, Inc.                      Operating           WA                WA
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of New Mexico, Inc.                      Operating           NM                NM
                       -------------------------------------------------------------------------------------------------------------
                   1740 Ventures, Inc.                                               Operating           NY                NY
                   -----------------------------------------------------------------------------------------------------------------
                   Enterprise Capital Management, Inc.                               Operating           GA                GA
                   -----------------------------------------------------------------------------------------------------------------
                       Enterprise Fund Distributors, Inc.                            Operating           DE                GA
                       -------------------------------------------------------------------------------------------------------------
                   MONY Assets Corp.                                                    HCO              NY                NY
                   -----------------------------------------------------------------------------------------------------------------
                       MONY Benefits Management Corp.                                Operating           DE                NY
                       -------------------------------------------------------------------------------------------------------------
                       MONY Benefits Service Corp.                                   Operating           DE                NY
                       -------------------------------------------------------------------------------------------------------------
                   1740 Advisers, Inc.                                               Operating           NY                NY
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Securities Corporation                                       Operating           NY                NY
                   -----------------------------------------------------------------------------------------------------------------
                       Trusted Insurance Advisers General Agency Corp.               Operating           MN                NY
                       -------------------------------------------------------------------------------------------------------------
                       Trusted Investment Advisers Corp.                             Operating           MN                NY
                       -------------------------------------------------------------------------------------------------------------

                                                                                                              Parent's
                                                                                                 Number of   Percent of  Comments
                                                                                   Federal        Shares     Ownership  (e.g., Basis
                                                                                  Tax ID #         Owned     or Control  of Control)
                                                                                  ---------        -----     ----------  -----------
AXA Financial, Inc.
--------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      --------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
          ------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                                 75-2961816                   100.00%
      ----------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                               13-4194065                   100.00%
      ----------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                                 13-4194080                   100.00%
      ----------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                          13-3976138                   100.00%
      ----------------------------------------------------------------------------------------
          MONY Life Insurance Company *                                           13-1632487                   100.00%
          ------------------------------------------------------------------------------------
              MONY International Holdings, LLC                                    13-3790446                   100.00%
              --------------------------------------------------------------------------------
                   MONY International Life Insurance Co. Seguros de Vida S.A.*    98-0157781                   100.00%
                   ---------------------------------------------------------------------------
                   MONY Financial Resources of the Americas Limited                                             99.00%
                   ---------------------------------------------------------------------------
                   MONY Bank & Trust Company of the Americas, Ltd.                98-0152047                   100.00%
                   ---------------------------------------------------------------------------
                       MONY Consultoria e Corretagem de Seguros Ltda.                                           99.00%
                       -----------------------------------------------------------------------
                       MONY Life Insurance Company of the Americas, Ltd.*         98-0152046                   100.00%
                       -----------------------------------------------------------------------
              MONY Life Insurance Company of America*                             86-0222062                   100.00%
              --------------------------------------------------------------------------------
              U.S. Financial Life Insurance Company *                             38-2046096       405,000     100.00%
              --------------------------------------------------------------------------------
              MONY Financial Services, Inc.                                       11-3722370         1,000     100.00%
              --------------------------------------------------------------------------------
                   Financial Marketing Agency, Inc.                               31-1465146            99      99.00%
                   ---------------------------------------------------------------------------
                   MONY Brokerage, Inc.                                           22-3015130         1,500     100.00%
                   ---------------------------------------------------------------------------
                       MBI Insurance Agency of Ohio, Inc.                         31-1562855             5     100.00%
                       -----------------------------------------------------------------------
                       MBI Insurance Agency of Alabama, Inc.                      62-1699522             1     100.00%
                       -----------------------------------------------------------------------
                       MBI Insurance Agency of Texas, Inc.                        74-2861481            10     100.00%
                       -----------------------------------------------------------------------
                       MBI Insurance Agency of Massachusetts, Inc.                06-1496443             5     100.00%
                       -----------------------------------------------------------------------
                       MBI Insurance Agency of Washington, Inc.                   91-1940542             1     100.00%
                       -----------------------------------------------------------------------
                       MBI Insurance Agency of New Mexico, Inc.                   62-1705422             1     100.00%
                       -----------------------------------------------------------------------
                   1740 Ventures, Inc.                                            13-2848244         1,000     100.00%
                   ---------------------------------------------------------------------------
                   Enterprise Capital Management, Inc.                            58-1660289           500     100.00%
                   ---------------------------------------------------------------------------
                       Enterprise Fund Distributors, Inc.                         22-1990598         1,000     100.00%
                       -----------------------------------------------------------------------
                   MONY Assets Corp.                                              13-2662263       200,000     100.00%
                   ---------------------------------------------------------------------------
                       MONY Benefits Management Corp.                             13-3363383         9,000     100.00%
                       -----------------------------------------------------------------------
                       MONY Benefits Service Corp.                                13-4194349         2,500     100.00%
                       -----------------------------------------------------------------------
                   1740 Advisers, Inc.                                            13-2645490        14,600     100.00%
                   ---------------------------------------------------------------------------
                   MONY Securities Corporation                                    13-2645488         7,550     100.00%
                   ---------------------------------------------------------------------------
                       Trusted Insurance Advisers General Agency Corp.            41-1941465         1,000     100.00%
                       -----------------------------------------------------------------------
                       Trusted Investment Advisers Corp.                          41-1941464             1     100.00%
                       -----------------------------------------------------------------------

  -  As of February 18, 2005, MONY Realty Capital, Inc. was sold.
  -  As of February 2005, MONY Realty Partners, Inc. was dissolved
  -  MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Jamaican regulatory reasons.
  -  MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Brazilian regulatory reasons.
  -  Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of it stock for regulatory reasons.
  -  Enterprise Accumulation Trust was merged into EQAT on July 9, 2004
  -  MONY Series Funds, Inc. was merged into EQAT on July 9, 2004
  -  As of August 31, 2006,  Sagamore Financial LLC was dissolved

Item 27. Number of Contractowners

         As of February 28, 2007 there were 4,081 participants in annuity contracts offered by the registrant all of which are non-qualified.

Item 28. Indemnification

         (a)   Indemnification of Directors and Officers

               The by-laws of AXA Equitable Life Insurance Company ("AXA Equitable")provide, in Article VII, as follows:

         7.4 Indemnification of Directors, Officer and Employees. (a) To the extent permitted by law of the State of New York and subject to all applicable requirements thereof:

         (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

         (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

         (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

               (b) To the extent permitted by the law of the State or New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726; Insurance Law ss.1216)

         The directors and officers of AXA Equitable are insured under policies issued by Lloyd's of London, X.L. Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, Starr Excess Liability International and ACE Insurance Company. The annual limit of such policies is $150 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)   Indemnification of Principal Underwriter Not Applicable.

               Presently there is no Principal Underwriter of the Contracts. AXA Equitable provides marketing and sales services for distribution of the Contracts. No Commissions are paid; however, incentive compensation is paid to AXA Equitable employees who provide these services based upon first year plan contributions and the number of plans sold.

         (c)   Undertaking

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

         (a) Not applicable. Presently there is no Principal Underwriter of the Contracts. See Item 28(b).

         (b)   See Item 25 of this Part C.

         (c)   Not applicable.

Item 30. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by AXA Equitable at: 200 Plaza Drive, Secaucus, New Jersey 07094; 1290 Avenue of the Americas, New York, New York 10104; and 135 West 50th Street, New York, New York 10020.

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request; and

         (d) AXA Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Contract. AXA Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for AXA Equitable to earn a profit, the degree to which the Contract includes innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, endorsements, data pages or riders to any Contract or prospectus, or otherwise.

         The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it complies with the provisions of paragraphs (1) - (4) of that letter.

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to the Registration Statement and has caused this amendment to the Registration Statement to be signed on its behalf in the City and State of New York, on this 27th day of April, 2007.

                                             SEPARATE ACCOUNT NO. 301 OF
                                             AXA EQUITABLE LIFE INSURANCE
                                             COMPANY
                                                     (Registrant)

                                             By: AXA Equitable Life Insurance
                                             Company

                                             By: /s/ Dodie Kent
                                                --------------------------------
                                                Dodie Kent
                                                Vice President and Associate
                                                  General Counsel

                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 27th day of April, 2007.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                (Depositor)

                                         By: /s/ Dodie Kent
                                            ---------------------------------
                                            Dodie Kent
                                            Vice President and Associate
                                              General Counsel
                                            AXA Equitable Life Insurance Company

         As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard Dziadzio                          Executive Vice President and
                                           Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Controller

*DIRECTORS:

Bruce W. Calvert                 Anthony Hamilton            Joseph H. Moglia
Christopher M. Condron           Mary R. (Nina) Henderson    Lorie A. Slutsky
Henri de Castries                James F. Higgins            Ezra Suleiman
Denis Duverne                    Scott D. Miller             Peter J. Tobin
Charlynn Goins


*By: /s/ Dodie Kent
     ------------------------
     Dodie Kent
     Attorney-in-Fact

April 27, 2007

                                 EXHIBIT INDEX

EXHIBIT NO.                                                          TAG VALUE
-----------                                                        -------------

9.(e)             Opinion and Consent of Counsel.                    EX-99.9e

10.(a)(i)         Consent of PricewaterhouseCoopers LLP.             EX-99.10ai

10.(a)(ii)        Consent of KPMG LLP.                               EX-99.10aii

10.(d)            Powers of Attorney.                                EX-99.10d